UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05526

J.P. Morgan Mutual Fund Investment Trust

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2006 through December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED DECEMBER 31, 2006 (UNAUDITED)

JPMorgan Funds

Mid Cap/

Multi-Cap

Funds

JPMorgan Capital Growth Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Capital Growth Fund	2
JPMorgan Diversified Mid Cap Growth Fund	4
JPMorgan Diversified Mid Cap Value Fund	6
JPMorgan Growth Advantage Fund	8
JPMorgan Mid Cap Equity Fund	10
JPMorgan Mid Cap Value Fund	12
JPMorgan Multi-Cap Market Neutral Fund	14
JPMorgan Value Advantage Fund	16
Schedules of Portfolio Investments	18
Financial Statements	54
Financial Highlights	72
Notes to Financial Statements	92
Trustees	100
Officers	102
Schedule of Shareholder Expenses	104
Board Approval of Investment Advisory Agreements	107

HIGHLIGHTS

•	Markets sparked by Fed’s rate pause and falling oil prices

•	Large-cap stocks surpassed their mid- and small-cap counterparts

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Mid/Multi Cap Funds for the six months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Funds along with reports from the portfolio managers.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

After a strong start to the year, the U.S. economy weakened during the six-month reporting period. The slowdown began in the second quarter of 2006, as gross domestic product (GDP) growth weakened to only 2.6%, compared with 5.6% in the previous quarter. The economy declined further in the third quarter, with GDP growth of 2.0%. The economy’s deceleration was attributed to a number of factors, including a rapidly cooling housing market, high oil prices and the lagged impact of 17 consecutive short-term interest rate hikes by the Federal Reserve (Fed).

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings during the reporting period. Given the economic slowdown, some market pundits are speculating that the Fed’s next move may be to lower rates. However, the Fed continues to be vigilant about inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Latter Half of the Year

While the economy was uneven during the reporting period, the same could not be said about the returns in the equity markets. After largely treading water in the first half of 2006, the overall stock market, as measured by the S&P 500 Index, returned 12.74% for the six months ended December 31, 2006. The market’s rally was initially triggered by the Fed’s interest rate pause and falling oil prices. This reduced inflationary pressures and lifted the clouds of uncertainty surrounding the Fed’s future actions. With investors flocking back into the market, the S&P 500 Index rose in each of the six months covered by this report.

Looking more closely at the market over this period, large-cap stocks outperformed their mid- and small-cap counterparts, with the Russell 1000, Russell Midcap and Russell 2000 Indexes returning 12.36%, 9.94% and 9.38%, respectively. After a prolonged period of lagging smaller-cap stocks, many large-caps appeared attractively valued and expectations were that larger companies may perform better during an economic slowdown.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on ”sale,“ appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the messy realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   1

JPMorgan Capital Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year-End	June 30
Net Assets as of 12/31/06
(In Thousands)	$876,794
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Capital Growth Fund, which seeks capital growth over the long term, returned 6.61% (Class A Shares) over the six months ended December 31, 2006, compared to the 7.90% return for the Russell Midcap Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare and consumer discretionary sectors as well as an underweight in the materials sector. At the individual stock level, Citrix Systems Inc., a software vendor, was negatively impacted by concerns about slowing growth in the company’s core Presentation Server business, despite reporting a quarterly earnings rise on strong revenue growth earlier in the period. Shares of Consol Energy Inc., an energy solutions provider for production builders, came under pressure as increasing producer and consumer inventories put downward pressure on coal prices and poor geologic conditions in several mines resulted in lower levels of production. Advanced Medical Optics Inc., an ophthalmic surgical and eye care product manufacturer, lowered its guidance due to unfavorable market and pricing conditions, despite reporting positive third-quarter results. The company’s shares were further impacted when it announced a U.S. recall of its Complete MoisturePlus multi-purpose contact lens solution and Active Packs after finding bacterial contamination, which forced it to shutdown production at its China plant.

On the positive side, stock selection in the industrial, telecommunication service and information technology sectors contributed to returns. At the individual stock level, Four Seasons Hotels Inc., which manages hotels and resorts, received an offer to be taken private. Under the terms of the deal, the company’s investors will acquire the limited voting shares of Four Seasons at a premium. Nvidia Corp., a graphics chip manufacturer, posted solid performance, driven by strong demand for graphics processors (GPUs) used in desktops, laptops and handheld devices. Rogers Communications Inc., which provides cable television, high-speed Internet access and cable telephone services, reported that third-quarter earnings tripled versus the previous year, driven by top line growth. Organic growth, fueled by higher retention rates, greater customer spending and an expanded subscription base, contributed to the company’s success. In addition, the company added wireless subscribers and television customers in the third quarter.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Portfolio by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Amphenol Corp., Class A	1.9%
2.	DaVita, Inc.	1.9
3.	Roper Industries, Inc.	1.7
4.	General Cable Corp.	1.6
5.	Lincare Holdings, Inc.	1.6
6.	VeriFone Holdings, Inc.	1.5
7.	NII Holdings, Inc.	1.5
8.	Harris Corp.	1.3
9.	GameStop Corp., Class A	1.3
10.	Time Warner Telecom, Inc., Class A	1.3

PORTFOLIO COMPOSITION**

Information Technology	23.5%
Consumer Discretionary	19.1
Industrials	15.4
Health Care	14.7
Financials	11.1
Energy	6.2
Telecommunication Services	5.5
Consumer Staples	1.2
Utilities	0.7
Short-Term Investment	2.9
Investments of Cash Collateral for Securities on Loan	10.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

2   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		10.83%	6.85%	8.35%
With Sales Charge*		5.01	5.71	7.76
CLASS B SHARES	11/4/93
Without CDSC		10.24	6.31	7.91
With CDSC**		5.24	5.99	7.91
CLASS C SHARES	1/2/98
Without CDSC		10.27	6.29	7.71
With CDSC***		9.27	6.29	7.71
SELECT CLASS SHARES	1/25/96	11.12	7.23	8.80

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 23, 1987.

Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Capital Growth Fund, Russell Midcap Growth Index, and Lipper Mid-Cap Growth Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher financial growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Diversified Mid Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year-End	June 30
Net Assets as of 12/31/06
(In Thousands)	$1,301,781
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Growth Fund, which seeks growth of capital and, secondarily, current income by investing primarily in equity securities, returned 6.51% (Select Class Shares) over the six months ended December 31, 2006, compared to the 7.90% return for the Russell Midcap Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare and consumer discretionary sectors as well as an underweight in the materials sector. At the individual stock level, Citrix Systems Inc., a software vendor, was negatively impacted by concerns about slowing growth in the company’s core Presentation Server business, despite reporting a quarterly earnings rise on strong revenue growth earlier in the period. Shares of Consol Energy Inc., an energy solutions provider for production builders, came under pressure as increasing producer and consumer inventories put downward pressure on coal prices and poor geologic conditions in several mines resulted in lower levels of production. Advanced Medical Optics Inc., an ophthalmic surgical and eye care product manufacturer, lowered its guidance due to unfavorable market and pricing conditions, despite reporting positive third-quarter results. The company’s shares were further impacted when it announced a U.S. recall of its Complete MoisturePlus multi-purpose contact lens solution and Active Packs after finding bacterial contamination, which forced it to shutdown production at its China plant.

On the positive side, stock selection in the industrial, telecommunication service and information technology sectors contributed to returns. At the individual stock level, Four Seasons Hotels Inc., which manages hotels and resorts, received an offer to be taken private. Under the terms of the deal, the company’s investors will acquire the limited voting shares of Four Seasons at a premium. Nvidia Corp., a graphics chip manufacturer, posted solid performance, driven by strong demand for graphics processors (GPUs) used in desktops, laptops and handheld devices. GameStop Corp., which retails video games and PC entertainment software, benefited from industry strength and increased demand. The company reported strong third-quarter profit, driven by strong sales trends and increased store traffic due to quick refills on Sony’s PlayStation 3 and Nintendo’s Wii during the holiday season.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Portfolio by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Amphenol Corp., Class A	2.0%
2.	DaVita, Inc.	1.9
3.	Roper Industries, Inc.	1.7
4.	General Cable Corp.	1.6
5.	Lincare Holdings, Inc.	1.6
6.	VeriFone Holdings, Inc.	1.5
7.	NII Holdings, Inc.	1.5
8.	Harris Corp.	1.3
9.	GameStop Corp., Class A	1.3
10.	Time Warner Telecom, Inc., Class A	1.3

PORTFOLIO COMPOSITION**

Information Technology	23.8%
Consumer Discretionary	19.4
Industrials	15.6
Health Care	14.8
Financials	11.3
Energy	6.2
Telecommunication Services	5.6
Consumer Staples	1.2
Utilities	0.8
Short-Term Investments	2.0
Investments of Cash Collateral for Securities on Loan	12.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

4   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		11.04%	6.84%	11.61%
With Sales Charge*		5.21	5.70	11.01
CLASS B SHARES	1/14/94
Without CDSC		10.36	6.10	10.91
With CDSC**		5.36	5.78	10.91
CLASS C SHARES	11/4/97
Without CDSC		10.37	6.10	10.89
With CDSC***		9.37	6.10	10.89
SELECT CLASS SHARES	3/2/89	11.34	7.12	11.89
ULTRA SHARES	2/22/05	11.45	7.17	11.92

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 2, 1989. Returns for the Class C Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. Historical Class C Shares performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Growth Fund, Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Diversified Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year-End	June 30
Net Assets as of 12/31/06
(In Thousands)	$853,608
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Value Fund, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities, returned 11.17% (Select Class Shares) over the six months ended December 31, 2006, compared to the 12.33% return for the Russell Midcap Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare and industrial sectors. At the individual stock level, shares of Consol Energy Inc., an energy solutions provider for production builders, came under pressure as increasing producer and consumer inventories put downward pressure on coal prices and poor geographic conditions in several mines resulted in lower levels of production. Shares of Omnicare Inc., a geriatric pharmaceutical services company, came under pressure as several events, such as legal disputes with regulators and an ongoing lawsuit against UnitedHealthcare, lowered investor sentiment toward the stock. Helix Energy Solutions Group Inc., an energy services company, lowered its earnings outlook due to a decline in production volumes related to restrictions on pipeline access and integration issues following a recent acquisition.

On the positive side, stock selection in the consumer discretionary and materials sectors contributed to returns. At the individual stock level, VF Corp., a leading apparel manufacturer, experienced strong momentum in its outdoor business and improvement in denim. In addition, the company announced that it is in negotiations to acquire Eagle Creek Inc., a supplier of adventure travel gear, which would complement its fast-growing outdoor business. Acquisitions have allowed the company to transition its mature lower-growth denim business into a diversified portfolio of higher-margin lifestyle brands. Shares of Albemarle Corp., a specialty chemical company, were strong throughout the year as relief from higher raw material costs and price increases resulted in higher margins and profitability. AutoZone Inc., an auto parts retailer, also showed strong improvement in gross margins, as the company was able to leverage its size and scale to obtain favorable pricing from vendors and suppliers. In addition, the company increased the availability of difficult-to-find replacement parts to increase its presence in the commercial market.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	V.F. Corp.	1.9%
2.	Assurant, Inc.	1.5
3.	Old Republic International Corp.	1.4
4.	iStar Financial, Inc.	1.3
5.	AutoZone, Inc.	1.3
6.	Coventry Health Care, Inc.	1.3
7.	Kinder Morgan, Inc.	1.2
8.	Fortune Brands, Inc.	1.2
9.	Constellation Brands, Inc., Class A	1.2
10.	Vulcan Materials Co.	1.2

PORTFOLIO COMPOSITION**

Financials	29.0%
Consumer Discretionary	20.7
Utilities	10.6
Consumer Staples	7.8
Industrials	7.3
Materials	6.2
Energy	5.5
Health Care	4.4
Information Technology	4.3
Telecommunication Services	2.2
Short-Term Investments	2.2
Investments of Cash Collateral for Securities on Loan	7.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

6   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		16.87%	11.21%	12.45%
With Sales Charge*		10.75	10.01	11.84
CLASS B SHARES	1/14/94
Without CDSC		16.14	10.44	11.76
With CDSC**		11.14	10.17	11.76
CLASS C SHARES	3/22/99
Without CDSC		16.14	10.44	11.66
With CDSC***		15.14	10.44	11.66
SELECT CLASS SHARES	3/2/89	17.16	11.48	12.72
ULTRA SHARES	2/22/05	17.40	11.56	12.75

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 2, 1989. Returns for the Class C Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. Historical Class C Shares performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Value Fund, Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index, which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Growth Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	October 29, 1999
Fiscal Year-End	June 30
Net Assets as of 12/31/06
(In Thousands)	$72,996
Primary Benchmark	Russell 3000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth, returned 9.50% (Class A Shares) over the six months ended December 31, 2006, compared to the 9.81% return for the Russell 3000 Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare, financial and materials sectors. At the individual stock level, Adams Respiratory Therapeutics Inc., a pharmaceutical company that produces respiratory disorder treatments, was negatively impacted by a recent generic filing, including a patent challenge against Mucinex. Advanced Medical Optics Inc., an ophthalmic surgical and eye care product manufacturer, lowered its guidance due to unfavorable market and pricing conditions, despite reporting positive third-quarter results. The company’s shares were further hurt when it announced a U.S. recall of its Complete MoisturePlus multi-purpose contact lens solution and Active Packs after finding bacterial contamination, which forced it to shutdown production at its China plant. Shares of Omnicare Inc., a geriatric pharmaceutical services company, came under pressure as several events, such as legal disputes with regulators and an ongoing lawsuit against UnitedHealthcare, lowered investor sentiment toward the stock.

On the positive side, stock selection in the industrial and telecommunication service sectors as well as an underweight in the consumer staples sector. At the individual stock level, shares of Microsoft Corp., one of the world’s largest software companies, advanced after launching new versions of its two most important products — Windows and Office — as well as updated versions of Exchange for email and SharePoint for collaborative projects. In addition, the company’s shares benefited from its strengthened position in the digital entertainment market and the potential for revenue upside to forecasts, as business customers focus on productivity enabling software. Shares of Cisco Systems Inc., a U.S. network-equipment maker, rose after the company reported increased quarterly profit, citing soaring sales of its core products and gains from a recent acquisition. Nvidia Corp., a graphics chip manufacturer, posted solid performance, driven by strong demand for graphics processors (GPUs) used in desktops, laptops and handheld devices.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the portfolio by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Cisco Systems, Inc.	2.6%
2.	Microsoft Corp.	2.1
3.	DaVita, Inc.	1.5
4.	Lincare Holdings, Inc.	1.4
5.	General Cable Corp.	1.3
6.	VeriFone Holdings, Inc.	1.3
7.	Morgan Stanley	1.3
8.	Amphenol Corp., Class A	1.2
9.	Roper Industries, Inc.	1.2
10.	Schering-Plough Corp.	1.1

PORTFOLIO COMPOSITION**

Information Technology	27.5%
Health Care	18.2
Consumer Discretionary	18.1
Financials	13.1
Industrials	11.9
Energy	4.2
Consumer Staples	3.3
Telecommunication Services	2.8
Short-Term Investments	1.6
Investments of Cash Collateral for Securities on Loan	14.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

8   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	10/29/99
Without Sales Charge		14.33%	7.49%	(4.07)%
With Sales Charge*		8.36	6.34	(4.78)
CLASS B SHARES	10/29/99
Without CDSC		13.65	6.73	(4.73)
With CDSC**		8.65	6.42	(4.73)
CLASS C SHARES	5/1/06
Without CDSC		13.65	6.73	(4.73)
With CDSC***		12.65	6.73	(4.73)
SELECT CLASS SHARES	5/1/06	14.49	7.52	(4.05)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/29/99 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Growth Advantage Fund commenced operations on 10/29/99.

Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, Russell 3000 Growth Index and Lipper Multi-Cap Growth Funds Index from October 29, 1999 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index, which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year-End	June 30
Net Assets as of 12/31/06
(In Thousands)	$299,464
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth, returned 8.37% (Select Class Shares) over the six months ended December 31, 2006, compared to the 9.94% return for the Russell Midcap Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare and financial sectors. At the individual stock level, shares of Omnicare Inc., a geriatric pharmaceutical services company, came under pressure as several events, such as legal disputes with regulators and an ongoing lawsuit against UnitedHealthcare, lowered investor sentiment toward the stock. Citrix Systems Inc., a software vendor, was negatively impacted by concerns about slowing growth in the company’s core presentation server business, despite reporting a quarterly earnings rise on strong revenue growth earlier in the period. Shares of Consol Energy Inc., an energy solutions provider for production builders, came under pressure as increasing producer and consumer inventories put downward pressure on coal prices and poor geographic conditions in several mines resulted in lower levels of production.

On the positive side, stock selection in the energy and consumer discretionary sectors contributed to returns. At the individual stock level, VF Corp., a leading apparel manufacturer, experienced strong momentum in its outdoor business and improvement in denim. In addition, the company announced that it is in negotiations to acquire Eagle Creek Inc., a supplier of adventure travel gear, which would complement its fast-growing outdoor business. Acquisitions have allowed the company to transition its mature lower-growth denim business into a diversified portfolio of higher-margin lifestyle brands. Four Seasons Hotels Inc., which manages hotels and resorts, received an offer to be taken private for approximately $3.7 billion. Under the terms of the deal, the company’s investors will acquire the limited voting shares of Four Seasons at an approximate 28% premium. The TJX Cos. Inc., a retailer of apparel and home accessories, beat earnings expectations consistently throughout the period, driven by strong execution and operational improvements. Sales were strong across most categories, as merchandising strategies appeared to be taking hold. In addition, the company saw continued momentum in its smaller divisions, such as HomeGoods and TJ Maxx.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Amphenol Corp., Class A	1.4%
2.	Tiffany & Co.	1.3
3.	Assurant, Inc.	1.2
4.	V.F. Corp.	1.2
5.	Coventry Health Care, Inc.	1.1
6.	NCR Corp.	1.1
7.	TJX Cos., Inc.	1.0
8.	Questar Corp.	1.0
9.	Zions Bancorp	1.0
10.	DaVita, Inc.	1.0

PORTFOLIO COMPOSITION**

Consumer Discretionary	20.5%
Financials	18.5
Information Technology	13.9
Industrials	11.9
Health Care	10.2
Energy	5.6
Utilities	5.1
Telecommunication Services	4.8
Consumer Staples	4.1
Materials	3.3
Short-Term Investment	2.4
Investments of Cash Collateral for Securities on Loan	6.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

10   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	14.24%	11.36%	12.17%

TEN YEAR FUND PERFORMANCE (01/01/97 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, Russell Midcap Index, and Lipper Mid-Cap Core Funds Index from January 1, 1997 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index, which measures the performance of the smallest 800 companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1997
Fiscal Year-End	June 30
Net Assets as of 12/31/06
(In Thousands)	$8,017,545
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation, returned 10.21% (Institutional Class Shares) over the six months ended December 31, 2006, compared to the 12.33% return for the Russell Midcap Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare and financial sectors. At the individual stock level, shares of Omnicare Inc., a geriatric pharmaceutical services company, came under pressure as several events, such as legal disputes with regulators and an ongoing lawsuit against UnitedHealthcare, lowered investor sentiment toward the stock. Shares of Quest Diagnostics Inc., a provider of diagnostic testing, declined after the company announced that it was dropped as a national laboratory service provider to United Healthcare. Coventry Health Care Inc., a managed health care provider, issued 2007 earnings guidance that was below expectations, despite reporting solid results over the period driven by strong revenue growth and lower-than-expected medical costs. Shares of managed healthcare providers have been under pressure over concerns that a slowdown in enrollment growth may lead to a more competitive pricing environment.

On the positive side, stock selection in the consumer discretionary and energy sectors contributed to returns. At the individual stock level, VF Corp., a leading apparel manufacturer, experienced strong momentum in its outdoor business and improvement in denim. In addition, the company announced that it is in negotiations to acquire Eagle Creek Inc., a supplier of adventure travel gear, which would complement its fast-growing outdoor business. Acquisitions have allowed the company to transition its mature lower-growth denim business into a diversified portfolio of higher-margin lifestyle brands. Shares of Albemarle Corp., a specialty chemical company, were strong throughout the year as relief from higher raw material costs and price increases resulted in higher margins and profitability. AutoZone Inc., an auto parts retailer, also showed strong improvement in gross margins, as the company was able to leverage its size and scale to obtain favorable pricing from vendors and suppliers. In addition, the company increased the availability of difficult-to-find replacement parts to increase its presence in the commercial market.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Assurant, Inc.	2.4%
2.	V.F. Corp.	2.4
3.	Coventry Health Care, Inc.	2.2
4.	AutoZone, Inc.	1.7
5.	Fortune Brands, Inc.	1.7
6.	Genuine Parts Co.	1.7
7.	Vulcan Materials Co.	1.7
8.	Old Republic International Corp.	1.6
9.	Kinder Morgan, Inc.	1.6
10.	M&T Bank Corp.	1.6

PORTFOLIO COMPOSITION**

Financials	25.3%
Consumer Discretionary	21.4
Utilities	9.3
Industrials	8.3
Consumer Staples	6.9
Materials	6.5
Health Care	5.7
Energy	4.8
Information Technology	4.1
Telecommunication Services	4.0
Short-Term Investments	4.0
Investments of Cash Collateral for Securities on Loan	3.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

12   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		16.73%	15.35%	17.40%
With Sales Charge*		10.61	14.12	16.72
CLASS B SHARES	4/30/01
Without CDSC		16.15	14.63	16.94
With CDSC**		11.15	14.40	16.94
CLASS C SHARES	4/30/01
Without CDSC		16.14	14.64	16.97
With CDSC***		15.14	14.64	16.97
SELECT CLASS SHARES	10/31/01	17.05	15.64	17.61
INSTITUTIONAL CLASS SHARES	11/13/97	17.32	15.93	17.77

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/13/97 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/13/97.

Returns for the Class A, Class B, Class C and Select Shares prior to their inception date are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Shares would have been lower than shown because Class A, Class B, Class C and Select Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, Russell Midcap Value Index, and Lipper Mid-Cap Value Funds Index from November 13, 1997 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth rates. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	May 23, 2003
Fiscal Year-End	June 30
Net Assets as of 12/31/06
(In Thousands)	$2,103,462
Primary Benchmark	Merrill Lynch 3-Month US Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Cap Market Neutral Fund, which seeks long-term capital preservation and growth by using strategies designed in an effort to produce returns which have no correlation with general domestic market performance, returned 2.79% (Select Class Shares) over the six months ended December 31, 2006, compared to the 2.60% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund relies on assessing the valuation and fundamentals of each stock. Valuation performed well in the period but fundamentals did not. Positive returns were generated on both the long and short sides of the Fund, relative to the universe where the Fund’s stock selection is made. Sector-wise, the technology and industrials sectors contributed most to performance, while the consumer-related and financial sectors dragged on returns.

Q:	HOW WAS THE FUND MANAGED?

A:	We rank stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. We owned more than 350 positions in the Fund during the period. The Fund is extremely well diversified and sector-neutral. No individual stock has a material impact on the Fund. In essence, we go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals.

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO**

1.	First Marblehead Corp.	0.5%
2.	Morgan Stanley	0.5
3.	Bear Stearns Cos., Inc. (The)	0.5
4.	Lehman Brothers Holdings, Inc.	0.5
5.	Redback Networks, Inc.	0.5
6.	Goldman Sachs Group, Inc.	0.5
7.	Terex Corp.	0.5
8.	Payless Shoesource, Inc.	0.5
9.	Hewlett-Packard Co.	0.4
10.	AK Steel Holding Corp.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO**

1.	CarMax, Inc.	0.5%
2.	Shaw Group, Inc. (The)	0.5
3.	Lear Corp.	0.5
4.	THQ, Inc.	0.5
5.	Activision, Inc.	0.5
6.	Urban Outfitters, Inc.	0.5
7.	Apple Computer, Inc.	0.5
8.	Adobe Systems, Inc.	0.4
9.	Wynn Resorts Ltd.	0.4
10.	GameStop Corp., Class A	0.4

PORTFOLIO COMPOSITION LONG POSITIONS**

Consumer Discretionary	18.2%
Information Technology	16.6
Financials	14.0
Industrials	12.8
Health Care	10.1
Energy	6.1
Materials	5.7
Utilities	5.5
Consumer Staples	3.9
Telecommunication Services	0.9
Short-Term Investments	2.6

PORTFOLIO COMPOSITION SHORT POSITIONS**

Consumer Discretionary	17.4%
Information Technology	17.2
Financials	12.9
Industrials	11.1
Health Care	10.8
Energy	7.7
Consumer Staples	5.5
Utilities	4.9
Materials	4.2
Telecommunication Services	1.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

14   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		7.03%	5.10%	5.10%
With Sales Charge*		1.44	3.23	3.55
CLASS B SHARES	5/23/03
Without CDSC		6.23	4.31	4.32
With CDSC**		1.23	3.38	3.57
CLASS C SHARES	5/23/03
Without CDSC		6.23	4.31	4.33
With CDSC***		5.23	4.31	4.33
SELECT CLASS SHARES	5/23/03	7.36	5.34	5.35

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the Merrill Lynch 3-Month US Treasury Bill Index, the Merrill Lynch 91-Day U.S. Treasury (Auction Rate) Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects at initial investment at the end of the month following the Fund’s inception. The performance of the Merrill Lynch 3-Month US Treasury Bill Index and Merrill Lynch 91-Day U.S. Treasury (Auction Rate) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month US Treasury Bill Index is an unmanaged index which represents the performance of 3-month U.S. Treasury bills and it is based on a single issue held for a month, sold and then rolled into a new issue the next month. The Merrill Lynch 91-Day Treasury (Auction Rate) Index is an unmanaged index, which reflects the total return of a hypothetical Treasury bill with a discount rate equal to the average rate established at each of the auctions during a given month. The Advisor changed the Fund’s benchmark to this index because it believes the new benchmark is more closely correlated with total return and is the industry standard. The Lipper Equity Market-Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2005
Fiscal Year-End	June 30
Net Assets as of 12/31/06
(In Thousands)	$318,359
Primary Benchmark	Russell 3000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains, returned 12.84% (Class A Shares) over the six months ended December 31, 2006, compared to the 14.45% return for the Russell 3000 Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the industrial and energy sectors. At the individual stock level, stock of Walter Industries Inc., an industrial product manufacturer, declined as the company lowered its coal production forecast for 2006. Shares of Palm Harbor Homes Inc. fell along with other industry players, given growing concerns within the housing environment as mortgage rates continue to increase. The company also reported a quarterly loss during the period, based on restructuring charges.

On the positive side, stock selection in the materials and telecommunication service sectors contributed to returns. At the individual stock level, shares of Albemarle Corp., a specialty chemical company, rallied after the company reported third-quarter earnings that significantly beat expectations. The company experienced strong profitability, as relief from higher raw materials costs and increased prices led to higher margins. Shares of Devon Energy Corp. rose on news of merger activity in the energy sector. Furthermore, the company announced that it acquired privately held Chief Holdings LLC., a natural gas producer, which significantly increased its proved natural gas reserves. The stock was also lifted by the announcement of new crude oil discoveries in the Gulf of Mexico.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Teekay Shipping Corp.	2.7%
2.	ProAssurance Corp.	2.7
3.	Kinder Morgan, Inc.	2.5
4.	W.P. Carey & Co. LLC	2.3
5.	Assurant, Inc.	2.2
6.	Berkshire Hathaway, Inc., Class A	2.1
7.	Coventry Health Care, Inc.	2.0
8.	Clear Channel Communications, Inc.	2.0
9.	Agree Realty Corp.	1.9
10.	AutoZone, Inc.	1.8

PORTFOLIO COMPOSITION**

Financials	35.2%
Consumer Discretionary	14.7
Energy	13.2
Industrials	8.5
Materials	4.0
Consumer Staples	3.1
Telecommunication Services	2.9
Health Care	2.4
Investment Company	0.8
Information Technology	1.6
Short-Term Investments	13.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

16   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		22.01%	15.87%
With Sales Charge*		15.60	12.53
CLASS C SHARES	2/28/05
Without CDSC		21.41	15.31
With CDSC**		20.41	15.31
SELECT CLASS SHARES	2/28/05	22.28	16.16
INSTITUTIONAL CLASS SHARES	2/28/05	22.59	16.09

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 2/28/05.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Advantage Fund, Russell 3000 Value Index and Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the inception of the Fund. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have $1,000 minimum initial investment and carry 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4%
	Common Stocks — 97.4%
	Aerospace & Defense — 2.2%
130	Precision Castparts Corp.	10,137
149	Rockwell Collins, Inc.	9,453
		19,590
	Airlines — 1.5%
105	Continental Airlines, Inc., Class B (a) (c)	4,348
345	Skywest, Inc.	8,803
		13,151
	Biotechnology — 1.6%
161	Celgene Corp. (a)	9,280
120	Vertex Pharmaceuticals, Inc. (a) (c)	4,475
		13,755
	Capital Markets — 4.4%
84	Affiliated Managers Group, Inc. (a) (c)	8,800
239	E*Trade Financial Corp. (a)	5,363
139	Investment Technology Group, Inc. (a) (c)	5,960
182	Lazard Ltd., Class A (Bermuda)	8,602
234	T. Rowe Price Group, Inc.	10,220
		38,945
	Commercial Banks — 0.9%
91	Zions Bancorporation	7,502
	Commercial Services & Supplies — 6.0%
254	Brady Corp., Class A (c)	9,451
75	Corporate Executive Board Co.	6,542
227	Corrections Corp. of America (a)	10,279
456	Steelcase, Inc. (c)	8,281
139	Stericycle, Inc. (a) (c)	10,464
175	Waste Connections, Inc. (a) (c)	7,275
		52,292
	Communications Equipment — 1.3%
244	Harris Corp.	11,194
	Computers & Peripherals — 3.9%
215	NCR Corp. (a)	9,198
235	Network Appliance, Inc. (a)	9,235
330	Seagate Technology (Cayman Islands)	8,742
1,338	Sun Microsystems, Inc. (a)	7,250
		34,425
	Diversified Consumer Services — 1.7%
103	ITT Educational Services, Inc. (a)	6,803
162	Weight Watchers International, Inc.	8,504
		15,307
	Diversified Financial Services — 2.3%
40	CBOT Holdings, Inc., Class A (a)	6,074
142	CIT Group, Inc.	7,914
130	International Securities Exchange Holdings, Inc.	6,059
		20,047
	Diversified Telecommunication Services — 2.1%
216	NeuStar, Inc., Class A (a)	6,994
552	Time Warner Telecom, Inc., Class A (a)	11,009
		18,003
	Electrical Equipment — 3.3%
317	General Cable Corp. (a) (c)	13,861
302	Roper Industries, Inc.	15,157
		29,018
	Electronic Equipment & Instruments — 2.9%
272	Amphenol Corp., Class A	16,879
412	Ingram Micro, Inc., Class A (a)	8,402
		25,281
	Energy Equipment & Services — 3.2%
173	BJ Services Co.	5,075
97	FMC Technologies, Inc. (a)	5,960
89	National Oilwell Varco, Inc. (a)	5,439
70	Noble Corp.	5,323
167	Oceaneering International, Inc. (a)	6,638
		28,435
	Food & Staples Retailing — 0.9%
222	Safeway, Inc.	7,662
	Gas Utilities — 0.8%
79	Questar Corp.	6,594
	Health Care Equipment & Supplies — 2.7%
111	Advanced Medical Optics, Inc. (a) (c)	3,900
106	Hologic, Inc. (a)	4,993
77	Idexx Laboratories, Inc. (a)	6,082
185	Mentor Corp. (c)	9,061
		24,036
	Health Care Providers & Services — 5.1%
295	DaVita, Inc. (a)	16,774
342	Lincare Holdings, Inc. (a)	13,617
118	Medco Health Solutions, Inc. (a)	6,301
242	VCA Antech, Inc. (a)	7,787
		44,479
	Health Care Technology — 1.0%
191	Cerner Corp. (a)	8,677

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 4.3%
353	Burger King Holdings, Inc. (a)	7,452
94	Chipotle Mexican Grill, Inc., Class A (a) (c)	5,375
198	International Game Technology	9,129
307	Scientific Games Corp., Class A (a) (c)	9,281
225	Tim Hortons, Inc. (Canada)	6,513
		37,750
	Household Durables — 0.7%
111	Garmin Ltd. (Cayman Islands) (c)	6,178
	Insurance — 3.5%
78	Everest Re Group Ltd. (Bermuda)	7,692
142	Hanover Insurance Group, Inc. (The)	6,905
272	OneBeacon Insurance Group Ltd. (a)	7,622
303	Security Capital Assurance Ltd. (Bermuda)	8,435
		30,654
	Internet & Catalog Retail — 1.4%
210	Coldwater Creek, Inc. (a) (c)	5,147
161	Priceline.com, Inc. (a) (c)	7,017
		12,164
	Internet Software & Services — 1.2%
85	Akamai Technologies, Inc. (a)	4,537
105	Digital River, Inc. (a) (c)	5,841
		10,378
	IT Services — 4.2%
168	Alliance Data Systems Corp. (a) (c)	10,489
215	Checkfree Corp. (a) (c)	8,636
57	Cognizant Technology Solutions Corp., Class A (a)	4,375
369	VeriFone Holdings, Inc. (a) (c)	13,052
		36,552
	Leisure Equipment & Products — 0.9%
205	Pool Corp. (c)	8,038
	Life Sciences Tools & Services — 1.1%
162	Covance, Inc. (a)	9,532
	Machinery — 0.6%
70	Parker Hannifin Corp.	5,382
	Marine — 0.9%
123	American Commercial Lines, Inc. (a) (c)	8,071
	Office Electronics — 0.7%
177	Zebra Technologies Corp., Class A (a)	6,151
	Oil, Gas & Consumable Fuels — 2.9%
100	Apache Corp.	6,637
199	Forest Oil Corp. (a)	6,487
167	Southwestern Energy Co. (a)	5,857
139	XTO Energy, Inc.	6,526
		25,507
	Personal Products — 0.3%
99	Bare Escentuals, Inc. (a)	3,060
	Pharmaceuticals — 3.2%
228	Adams Respiratory Therapeutics, Inc. (a) (c)	9,309
80	Allergan, Inc.	9,519
149	Shire plc ADR (United Kingdom)	9,208
		28,036
	Semiconductors & Semiconductor Equipment — 4.0%
179	Broadcom Corp., Class A (a)	5,792
172	KLA-Tencor Corp.	8,572
169	MEMC Electronic Materials, Inc. (a)	6,595
191	Microchip Technology, Inc.	6,260
204	NVIDIA Corp. (a)	7,554
		34,773
	Software — 5.4%
405	Activision, Inc. (a)	6,984
169	Adobe Systems, Inc. (a)	6,953
221	Amdocs Ltd. (United Kingdom) (a)	8,560
526	BEA Systems, Inc. (a)	6,612
232	Citrix Systems, Inc. (a)	6,273
126	Salesforce.com, Inc. (a)	4,586
298	Sybase, Inc. (a)	7,358
		47,326
	Specialty Retail — 7.2%
358	Circuit City Stores, Inc.	6,785
201	GameStop Corp., Class A (a) (c)	11,077
286	Office Depot, Inc. (a)	10,913
299	Petsmart, Inc.	8,626
267	Tiffany & Co.	10,489
318	TJX Cos., Inc.	9,078
270	United Auto Group, Inc. (c)	6,359
		63,327
	Textiles, Apparel & Luxury Goods — 2.8%
172	Coach, Inc. (a)	7,402
237	Jones Apparel Group, Inc.	7,909
121	Polo Ralph Lauren Corp.	9,405
		24,716
	Trading Companies & Distributors — 0.8%
168	GATX Corp. (c)	7,279

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 3.5%
192	American Tower Corp., Class A (a)	7,169
201	NII Holdings, Inc. (a) (c)	12,939
171	Rogers Communications, Inc., Class B (Canada)	10,180
		30,288
	Total Common Stocks (Cost $725,646)	853,555
Short-Term Investment — 2.9%
	Investment Company — 2.9%
25,604	JPMorgan Prime Money Market Fund (b) (m) (Cost $25,604)	25,604
PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 10.6%
	Commercial Paper — 0.6%
5,000	Morgan Stanley & Co., Inc., FRN, 5.37%, 02/20/07	5,000
	Certificates of Deposit — 0.8%
4,000	Barclays, New York, FRN, 5.33%, 06/06/07	4,000
3,500	Nordea Bank, New York, FRN, 5.32%, 01/03/07	3,500
		7,500
	Corporate Notes — 4.6%
1,000	Alliance and Leicester plc, FRN, 5.36%, 01/29/08	1,000
2,000	Allstate Life Global Funding, FRN, 5.35%, 01/29/08	2,000
4,000	American Express Credit Corp., FRN, 5.35%, 06/12/07	4,000
6,000	Banque Federative du Credit Mutuel, FRN, 5.35%, 07/13/07	6,000
900	Citigroup Global Markets, Inc., FRN, 5.38%, 01/05/07	900
6,500	Dorada Finance Inc., FRN, 5.37%, 01/14/08	6,500
2,500	Landsbanki Islands HF, FRN, 5.43%, 03/16/07	2,500
3,400	Links Finance LLC, FRN, 5.37%, 10/15/07	3,400
6,000	Macquarie Bank Ltd., FRN, 5.37%, 01/29/08	6,000
4,999	National City Bank, Cleveland, FRN, 5.33%, 10/04/07	4,999
3,500	Sigma Finance Inc., FRN, 5.37%, 10/24/07	3,500
		40,799

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Repurchase Agreements — 3.9%
16,462	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $16,472, collateralized by U.S. Government Agency Mortgages	16,462
17,500	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $17,510, collateralized by U.S. Government Agency Mortgages	17,500
		33,962
	Time Deposit — 0.7%
6,000	Deutsche Bank, London, 5.34%, 02/20/07	6,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $93,261)	93,261
	Total Investments — 110.9% (Cost $844,511)	972,420
	Liabilities in Excess of Other Assets — (10.9)%	(95,626)
	NET ASSETS — 100.0%	$876,794

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.7%
	Common Stocks — 98.7%
	Aerospace & Defense — 2.3%
195	Precision Castparts Corp.	15,241
224	Rockwell Collins, Inc.	14,206
		29,447
	Airlines — 1.5%
158	Continental Airlines, Inc., Class B (a) (c)	6,534
520	Skywest, Inc.	13,257
		19,791
	Biotechnology — 1.6%
242	Celgene Corp. (a)	13,945
180	Vertex Pharmaceuticals, Inc. (a)	6,728
		20,673
	Capital Markets — 4.5%
126	Affiliated Managers Group, Inc. (a) (c)	13,220
359	E*Trade Financial Corp. (a)	8,058
209	Investment Technology Group, Inc. (a)	8,960
273	Lazard Ltd., Class A (Bermuda)	12,937
356	T. Rowe Price Group, Inc.	15,595
		58,770
	Commercial Banks — 0.9%
137	Zions Bancorporation	11,270
	Commercial Services & Supplies — 6.0%
381	Brady Corp., Class A (c)	14,204
112	Corporate Executive Board Co.	9,822
342	Corrections Corp. of America (a)	15,453
685	Steelcase, Inc.	12,443
208	Stericycle, Inc. (a) (c)	15,727
263	Waste Connections, Inc. (a) (c)	10,936
		78,585
	Communications Equipment — 1.3%
367	Harris Corp.	16,821
	Computers & Peripherals — 4.0%
323	NCR Corp. (a)	13,818
353	Network Appliance, Inc. (a)	13,876
505	Seagate Technology (Cayman Islands)	13,382
2,010	Sun Microsystems, Inc. (a)	10,894
		51,970
	Diversified Consumer Services — 1.8%
154	ITT Educational Services, Inc. (a)	10,228
243	Weight Watchers International, Inc.	12,775
		23,003
	Diversified Financial Services — 2.4%
62	CBOT Holdings, Inc., Class A (a)	9,361
213	CIT Group, Inc.	11,890
200	International Securities Exchange Holdings, Inc.	9,349
		30,600
	Diversified Telecommunication Services — 2.1%
324	NeuStar, Inc., Class A (a)	10,510
830	Time Warner Telecom, Inc., Class A (a)	16,544
		27,054
	Electrical Equipment — 3.3%
477	General Cable Corp. (a)	20,832
453	Roper Industries, Inc.	22,774
		43,606
	Electronic Equipment & Instruments — 2.9%
409	Amphenol Corp., Class A	25,400
619	Ingram Micro, Inc., Class A (a)	12,631
		38,031
	Energy Equipment & Services — 3.3%
260	BJ Services Co.	7,632
145	FMC Technologies, Inc. (a)	8,961
134	National Oilwell Varco, Inc. (a)	8,170
105	Noble Corp.	8,011
251	Oceaneering International, Inc. (a)	9,977
		42,751
	Food & Staples Retailing — 0.9%
333	Safeway, Inc.	11,515
	Gas Utilities — 0.8%
119	Questar Corp.	9,908
	Health Care Equipment & Supplies — 2.8%
167	Advanced Medical Optics, Inc. (a)	5,861
159	Hologic, Inc. (a) (c)	7,508
115	Idexx Laboratories, Inc. (a)	9,151
279	Mentor Corp. (c)	13,618
		36,138
	Health Care Providers & Services — 5.1%
443	DaVita, Inc. (a)	25,206
514	Lincare Holdings, Inc. (a)	20,474
177	Medco Health Solutions, Inc. (a)	9,464
364	VCA Antech, Inc. (a)	11,708
		66,852
	Health Care Technology — 1.0%
287	Cerner Corp. (a)	13,036

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 4.4%
545	Burger King Holdings, Inc. (a) (c)	11,499
142	Chipotle Mexican Grill, Inc., Class A (a) (c)	8,083
297	International Game Technology	13,726
461	Scientific Games Corp., Class A (a) (c)	13,948
338	Tim Hortons, Inc. (Canada)	9,786
		57,042
	Household Durables — 0.7%
167	Garmin Ltd. (Cayman Islands) (c)	9,301
	Insurance — 3.6%
118	Everest Re Group Ltd. (Bermuda)	11,567
213	Hanover Insurance Group, Inc. (The)	10,399
415	OneBeacon Insurance Group Ltd. (a)	11,629
455	Security Capital Assurance Ltd. (Bermuda)	12,674
		46,269
	Internet & Catalog Retail — 1.4%
316	Coldwater Creek, Inc. (a) (c)	7,736
242	Priceline.com, Inc. (a) (c)	10,571
		18,307
	Internet Software & Services — 1.2%
128	Akamai Technologies, Inc. (a)	6,821
157	Digital River, Inc. (a) (c)	8,781
		15,602
	IT Services — 4.2%
253	Alliance Data Systems Corp. (a) (c)	15,793
323	CheckFree Corp. (a) (c)	12,989
85	Cognizant Technology Solutions Corp., Class A (a)	6,566
554	VeriFone Holdings, Inc. (a)	19,622
		54,970
	Leisure Equipment & Products — 0.9%
309	Pool Corp. (c)	12,084
	Life Sciences Tools & Services — 1.1%
243	Covance, Inc. (a) (c)	14,321
	Machinery — 0.6%
105	Parker Hannifin Corp.	8,088
	Marine — 0.9%
185	American Commercial Lines, Inc. (a) (c)	12,146
	Office Electronics — 0.7%
266	Zebra Technologies Corp., Class A (a)	9,251
	Oil, Gas & Consumable Fuels — 2.9%
150	Apache Corp.	9,976
298	Forest Oil Corp. (a)	9,752
251	Southwestern Energy Co. (a)	8,810
209	XTO Energy, Inc.	9,819
		38,357
	Personal Products — 0.4%
152	Bare Escentuals, Inc. (a)	4,720
	Pharmaceuticals — 3.2%
343	Adams Respiratory Therapeutics, Inc. (a) (c)	13,990
119	Allergan, Inc.	14,297
224	Shire plc ADR (United Kingdom)	13,846
		42,133
	Semiconductors & Semiconductor Equipment — 4.0%
269	Broadcom Corp., Class A (a)	8,705
259	KLA-Tencor Corp.	12,876
253	MEMC Electronic Materials, Inc. (a)	9,910
288	Microchip Technology, Inc.	9,409
307	NVIDIA Corp. (a)	11,347	>
		52,247
	Software — 5.5%
610	Activision, Inc. (a)	10,516
254	Adobe Systems, Inc. (a)	10,455
332	Amdocs Ltd. (United Kingdom) (a)	12,878
791	BEA Systems, Inc. (a)	9,945
349	Citrix Systems, Inc. (a)	9,435
189	Salesforce.com, Inc. (a)	6,889
460	Sybase, Inc. (a)	11,355
		71,473
	Specialty Retail — 7.3%
538	Circuit City Stores, Inc. (c)	10,218
302	GameStop Corp., Class A (a) (c)	16,649
430	Office Depot, Inc. (a)	16,398
449	PetSmart, Inc.	12,967
402	Tiffany & Co.	15,763
479	TJX Cos., Inc.	13,652
405	United Auto Group, Inc. (c)	9,555
		95,202
	Textiles, Apparel & Luxury Goods — 2.9%
259	Coach, Inc. (a)	11,118
361	Jones Apparel Group, Inc.	12,075
182	Polo Ralph Lauren Corp.	14,142
		37,335
	Trading Companies & Distributors — 0.8%
252	GATX Corp. (c)	10,936

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 3.5%
289	American Tower Corp., Class A (a)	10,778
302	NII Holdings, Inc. (a) (c)	19,470
257	Rogers Communications, Inc., Class B (Canada)	15,305
		45,553
	Total Common Stocks (Cost $1,094,844)	1,285,158
Short-Term Investment — 2.0%
	Investment Company — 2.0%
26,376	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $26,376)	26,376

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 12.0%
	Certificates of Deposit — 1.8%
6,000	Credit Industriel et Commercial, London, 5.35%, 01/26/07	6,000
6,000	Natexis Banques Populaires, New York, FRN, 5.37%, 01/28/08	6,000
9,000	Nordea Bank, New York, FRN, 5.32%, 01/03/07	9,000
2,000	Norinchukin Bank, New York, 5.35%, 02/27/07	2,000
		23,000
	Commercial Paper — 1.1%
7,865	Thames Asset Global Securities, 5.34%, 04/16/07	7,865
6,965	Tulip Funding Corporation, 5.38%, 01/30/07	6,965
		14,830
	Corporate Notes — 5.9%
7,000	Allstate Life Global Funding, FRN, 5.33%, 01/29/08	7,000
5,000	Banque Federative du Credit Mutuel FRN, 5.35%, 07/13/07	5,000
1,000	CC USA, Inc., FRN, 5.37%, 01/25/08	1,000
10,750	CDC Financial Products, Inc., FRN, 5.36%, 02/28/07	10,750
10,500	Citigroup Global Markets, Inc., FRN, 5.38%, 01/05/07	10,500
5,000	Macquarie Bank Ltd., FRN, 5.37%, 01/29/08	5,000
4,500	Morgan Stanley & Co., Inc., FRN, 5.49%, 01/29/08	4,500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Corporate Notes — Continued
4,999	National City Bank, Cleveland, FRN, 5.33%, 10/04/07	4,999
3,999	National City Bank, Cleveland, FRN, 5.35%, 09/18/07	3,999
5,000	National Rural Utilities Coop., FRN, 5.33%, 01/29/08	5,000
6,003	Nationwide Building Society, FRN, 5.32%, 01/29/08	6,003
5,000	Pricoa Global Funding I, FRN, 5.34%, 01/29/08	5,000
7,500	World Savings Bank FSB, FRN, 5.41%, 06/20/08	7,500
		76,251
	Repurchase Agreements — 1.7%
12,434	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $12,441, collateralized by U.S. Government Agency Mortgages	12,434
10,000	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $10,006, collateralized by U.S. Government Agency Mortgages	10,000
		22,434
	Time Deposits — 1.5%
10,000	Deutsche Bank, London, 5.34%, 02/20/07	10,000
9,000	Ulster Bank of Ireland Ltd., 5.33%, 01/31/07	9,000
		19,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $155,515)	155,515
	Total Investments — 112.7% (Cost $1,276,735)	1,467,049
	Liabilities in Excess of Other Assets — (12.7)%	(165,268)
	NET ASSETS — 100.0%	$1,301,781

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
	Common Stocks — 98.0%
	Aerospace & Defense — 1.2%
72	Alliant Techsystems, Inc. (a) (c)	5,645
52	L-3 Communications Holdings, Inc.	4,261
		9,906
	Beverages — 1.8%
79	Brown-Forman Corp., Class B	5,220
357	Constellation Brands, Inc., Class A (a)	10,354
		15,574
	Building Products — 0.6%
116	American Standard Cos., Inc.	5,328
	Capital Markets — 3.3%
31	Bear Stearns Cos., Inc. (The)	5,062
293	E*Trade Financial Corp. (a)	6,569
70	Legg Mason, Inc.	6,654
96	Mellon Financial Corp.	4,046
95	Northern Trust Corp.	5,784
		28,115
	Chemicals — 3.1%
105	Albemarle Corp.	7,549
125	Lubrizol Corp.	6,251
67	PPG Industries, Inc.	4,321
102	Sigma-Aldrich Corp.	7,951
		26,072
	Commercial Banks — 5.9%
156	Compass Bancshares, Inc.	9,282
127	Cullen/Frost Bankers, Inc.	7,067
55	M&T Bank Corp.	6,682
112	Mercantile Bankshares Corp.	5,243
228	Synovus Financial Corp.	7,014
187	TCF Financial Corp.	5,138
117	Zions Bancorporation	9,645
		50,071
	Commercial Services & Supplies — 0.5%
109	Republic Services, Inc.	4,417
	Computers & Peripherals — 1.0%
205	NCR Corp. (a)	8,761
	Construction Materials — 1.6%
87	Florida Rock Industries, Inc. (c)	3,761
114	Vulcan Materials Co.	10,272
		14,033
	Containers & Packaging — 1.5%
188	Ball Corp.	8,210
101	Temple-Inland, Inc.	4,640
		12,850
	Distributors — 0.8%
141	Genuine Parts Co.	6,692
	Diversified Consumer Services — 0.3%
86	Sotheby’s (c)	2,665
	Diversified Telecommunication Services — 1.7%
198	CenturyTel, Inc.	8,653
428	Windstream Corp.	6,083
		14,736
	Electric Utilities — 4.1%
213	American Electric Power Co., Inc.	9,057
124	Edison International	5,649
91	FirstEnergy Corp.	5,481
193	PPL Corp.	6,899
293	Westar Energy, Inc. (c)	7,604
		34,690
	Electrical Equipment — 0.8%
207	Ametek, Inc. (c)	6,605
	Electronic Equipment & Instruments — 1.8%
80	Amphenol Corp., Class A	4,966
235	Arrow Electronics, Inc. (a)	7,408
122	Jabil Circuit, Inc.	2,988
		15,362
	Energy Equipment & Services — 0.7%
74	Complete Production Services, Inc. (a)	1,571
88	Unit Corp. (a)	4,259
		5,830
	Food & Staples Retailing — 2.1%
105	BJ’s Wholesale Club, Inc. (a) (c)	3,257
176	Safeway, Inc.	6,079
237	SUPERVALU, Inc.	8,473
		17,809
	Food Products — 2.2%
182	Dean Foods Co. (a)	7,687
400	Del Monte Foods Co.	4,412
143	Hershey Co. (The)	7,126
		19,225

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 2.7%
120	Energen Corp.	5,610
140	ONEOK, Inc.	6,054
62	Questar Corp.	5,174
223	UGI Corp.	6,075
		22,913
	Health Care Providers & Services — 3.9%
135	Community Health Systems, Inc. (a)	4,919
219	Coventry Health Care, Inc. (a)	10,973
85	DaVita, Inc. (a)	4,829
56	Henry Schein, Inc. (a) (c)	2,723
138	Omnicare, Inc.	5,339
80	Quest Diagnostics, Inc.	4,219
		33,002
	Hotels, Restaurants & Leisure — 4.1%
296	Applebee’s International, Inc. (c)	7,300
260	Hilton Hotels Corp.	9,067
106	Marriott International, Inc., Class A	5,034
202	OSI Restaurant Partners, Inc.	7,907
65	Vail Resorts, Inc. (a) (c)	2,891
42	Yum! Brands, Inc.	2,475
		34,674
	Household Durables — 2.3%
45	Centex Corp.	2,521
122	Fortune Brands, Inc.	10,452
117	Jarden Corp. (a)	4,077
52	Lennar Corp., Class A	2,738
		19,788
	Household Products — 1.1%
141	Clorox Co.	9,039
	Industrial Conglomerates — 1.1%
72	Carlisle Cos., Inc. (c)	5,668
139	Walter Industries, Inc.	3,765
		9,433
	Insurance — 8.8%
228	Assurant, Inc.	12,608
143	Cincinnati Financial Corp.	6,459
46	Everest Re Group Ltd. (Bermuda)	4,464
169	Fidelity National Financial, Inc., Class A	4,043
124	Hanover Insurance Group, Inc. (The)	6,066
126	IPC Holdings Ltd. (Bermuda)	3,963
513	Old Republic International Corp.	11,940
112	OneBeacon Insurance Group Ltd. (a)	3,139
79	Principal Financial Group	4,608
81	ProAssurance Corp. (a) (c)	4,038
127	Protective Life Corp.	6,051
54	Safeco Corp.	3,353
117	W.R. Berkley Corp.	4,048
		74,780
	Internet & Catalog Retail — 0.5%
218	Liberty Media Holding Corp. – Interactive, Class A (a)	4,709
	IT Services — 0.7%
55	Affiliated Computer Services, Inc., Class A (a)	2,681
87	Fidelity National Information Services, Inc.	3,482
		6,163
	Machinery — 2.4%
125	Crane Co.	4,595
109	Dover Corp.	5,363
42	Harsco Corp.	3,166
69	Kennametal, Inc.	4,066
198	Mueller Water Products, Inc., Class B (a) (i)	2,956
		20,146
	Media — 3.6%
100	Cablevision Systems Corp., Class A	2,840
224	Clear Channel Communications, Inc.	7,950
139	Clear Channel Outdoor Holdings, Inc., Class A (a)	3,882
217	Interactive Data Corp. (c)	5,212
122	McClatchy Co., Class A (c)	5,284
276	Regal Entertainment Group, Class A	5,887
		31,055
	Multi-Utilities — 3.8%
226	Energy East Corp.	5,612
235	MDU Resources Group, Inc. (c)	6,018
175	NSTAR (c)	6,020
170	PG&E Corp.	8,027
170	SCANA Corp.	6,889
		32,566
	Multiline Retail — 0.5%
109	Federated Department Stores, Inc.	4,160
	Office Electronics — 0.8%
393	Xerox Corp. (a)	6,655

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 4.8%
112	Consol Energy, Inc.	3,592
103	Devon Energy Corp.	6,925
87	Energy Transfer Equity LP	2,729
120	Helix Energy Solutions Group, Inc. (a) (c)	3,774
100	Kinder Morgan, Inc.	10,543
129	Newfield Exploration Co. (a)	5,932
280	Williams Cos., Inc.	7,306
		40,801
	Personal Products — 0.6%
137	Estee Lauder Cos., Inc., (The), Class A	5,580
	Pharmaceuticals — 0.5%
325	Warner Chilcott Ltd. (Bermuda) (a)	4,485
	Real Estate Investment Trusts (REITs) — 8.1%
43	AMB Property Corp.	2,491
20	AvalonBay Communities, Inc.	2,536
37	Boston Properties, Inc.	4,140
197	Cousins Properties, Inc. (c)	6,948
111	Douglas Emmett, Inc. (m)	2,941
136	Host Hotels & Resorts, Inc.	3,346
235	iStar Financial, Inc.	11,242
103	Kimco Realty Corp.	4,616
52	Liberty Property Trust (c)	2,546
87	Plum Creek Timber Co., Inc.	3,455
90	PS Business Parks, Inc., Class A (c)	6,364
185	Rayonier, Inc.,	7,596
157	Sunstone Hotel Investors, Inc. (c)	4,186
86	United Dominion Realty Trust, Inc. (c)	2,739
36	Vornado Realty Trust	4,338
		69,484
	Real Estate Management & Development — 1.5%
204	Brookfield Properties Corp.	8,037
89	Forest City Enterprises, Inc., Class A (c)	5,174
		13,211
	Road & Rail — 0.7%
124	Norfolk Southern Corp.	6,241
	Specialty Retail — 5.8%
39	Abercrombie & Fitch Co.	2,729
247	AutoNation, Inc. (a)	5,266
97	AutoZone, Inc. (a)	11,198
74	Bed Bath & Beyond, Inc. (a)	2,804
331	Limited Brands, Inc.	9,570
238	Tiffany & Co.	9,347
301	TJX Cos., Inc.	8,582
		49,496
	Textiles, Apparel & Luxury Goods — 2.8%
132	Columbia Sportswear Co. (c)	7,347
198	V.F. Corp.	16,211
		23,558
	Thrifts & Mortgage Finance — 1.4%
432	Hudson City Bancorp, Inc.	5,992
102	MGIC Investment Corp.	6,348
		12,340
	Wireless Telecommunication Services — 0.5%
79	Telephone & Data Systems, Inc.	3,908
	Total Common Stocks (Cost $625,586)	836,928
Short-Term Investments — 2.2%
	Investment Company — 2.2%
19,019	JPMorgan Liquid Assets Money Market Fund (b) (Cost $19,019)	19,019

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 7.2%
	Certificates of Deposit — 2.3%
5,999	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	5,999
1,502	Credit Industriel et Commercial, London, 5.34%, 01/24/07	1,502
4,000	Mitsubishi UFJ Trust, New York, 5.35%, 02/28/07	4,000
8,000	Nordea Bank, New York, FRN, 5.32%, 01/03/07	8,000
		19,501
	Corporate Notes — 2.4%
1,500	Allstate Life Global Funding, FRN, 5.33%, 01/29/08	1,500
2,000	Banque Federative du Credit Mutuel, FRN, 5.35%, 07/13/07	2,000
3,600	Beta Finance, Inc., FRN, 5.38%, 03/15/07	3,600
4,000	CDC Financial Products, Inc., FRN, 5.36%, 02/28/07	4,000
1,000	Macquarie Bank Ltd., FRN, 5.36%, 04/20/07	1,000
2,000	Macquarie Bank Ltd., FRN, 5.37%, 01/29/08	2,000
3,000	Morgan Stanley & Co., Inc., FRN, 5.49%, 01/29/08	3,000
3,000	Unicredito Italiano Bank plc, FRN, 5.36%, 01/29/08	3,000
		20,100

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreements — 2.2%
10,450	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $10,456, collateralized by U.S. Government Agency Mortgages	10,450
8,000	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $8,005, collateralized by U.S. Government Agency Mortgages	8,000
		18,450
	Time Deposit — 0.3%
3,000	Ulster Bank of Ireland Ltd., 5.33%, 01/31/07	3,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $61,051)	61,051
	Total Investments — 107.4% (Cost $705,656)	916,998
	Liabilities in Excess of Other Assets — (7.4)%	(63,390)
	NET ASSETS — 100.0%	$853,608

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.1%
	Common Stocks — 99.1%
	Aerospace & Defense — 2.9%
8	Boeing Co.	728
9	General Dynamics Corp.	632
9	Precision Castparts Corp.	740
		2,100
	Airlines — 1.0%
29	Skywest, Inc.	750
	Biotechnology — 2.4%
13	Celgene Corp. (a)	736
10	Gilead Sciences, Inc. (a)	672
10	Vertex Pharmaceuticals, Inc. (a)	367
		1,775
	Capital Markets — 6.6%
7	Affiliated Managers Group, Inc. (a) (c)	699
11	Investment Technology Group, Inc. (a)	489
9	KBW, Inc. (a) (c)	267
15	Lazard Ltd., Class A (Bermuda)	731
13	Morgan Stanley	1,075
11	State Street Corp.	728
19	T. Rowe Price Group, Inc.	819
		4,808
	Commercial Banks — 1.6%
20	Wells Fargo & Co.	725
6	Zions Bancorp	470
		1,195
	Commercial Services & Supplies — 3.6%
16	Brady Corp., Class A	608
17	Corrections Corp. of America (a)	746
10	Stericycle, Inc. (a) (c)	717
13	Waste Connections, Inc. (a) (c)	540
		2,611
	Communications Equipment — 4.9%
80	Cisco Systems, Inc. (a)	2,184
27	Corning, Inc. (a)	496
20	Harris Corp.	908
		3,588
	Computers & Peripherals — 3.7%
9	Apple Computer, Inc. (a)	725
17	Hewlett-Packard Co.	717
17	Rackable Systems, Inc. (a) (c)	533
29	Seagate Technology (Cayman Islands)	755
		2,730
	Diversified Consumer Services — 1.4%
45	INVESTools, Inc. (a) (c)	615
6	ITT Educational Services, Inc. (a)	418
		1,033
	Diversified Financial Services — 1.7%
2	CBOT Holdings, Inc., Class A (a)	303
1	Chicago Mercantile Exchange Holdings, Inc., Class A	459
11	International Securities Exchange Holdings, Inc.	505
		1,267
	Diversified Telecommunication Services — 1.8%
17	NeuStar, Inc., Class A (a)	542
37	Time Warner Telecom, Inc., Class A (a)	737
		1,279
	Electrical Equipment — 2.9%
25	General Cable Corp. (a) (c)	1,112
20	Roper Industries, Inc.	980
		2,092
	Electronic Equipment & Instruments — 1.4%
17	Amphenol Corp., Class A	1,043
	Energy Equipment & Services — 1.5%
6	Noble Corp.	426
11	Schlumberger Ltd.	689
		1,115
	Food & Staples Retailing — 1.7%
25	CVS Corp.	781
15	Safeway, Inc.	501
		1,282
	Health Care Equipment & Supplies — 1.4%
12	DJO, Inc. (a) (c)	503
6	Idexx Laboratories, Inc. (a)	500
		1,003
	Health Care Providers & Services — 5.4%
22	DaVita, Inc. (a)	1,247
46	Gentiva Health Services, Inc. (a) (c)	881
29	Lincare Holdings, Inc. (a)	1,155
20	VCA Antech, Inc. (a)	647
		3,930
	Health Care Technology — 0.9%
15	Cerner Corp. (a)	664

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 3.5%
30	Burger King Holdings, Inc. (a) (c)	631
16	International Game Technology	753
21	Scientific Games Corp., Class A (a) (c)	629
18	Tim Hortons, Inc. (Canada)	524
		2,537
	Household Durables — 0.7%
10	Garmin Ltd. (Cayman Islands) (c)	529
	Insurance — 3.2%
5	Everest Re Group Ltd. (Bermuda)	530
12	Hanover Insurance Group, Inc. (The)	595
23	OneBeacon Insurance Group Ltd. (a)	636
20	Security Capital Assurance Ltd. (Bermuda)	551
		2,312
	Internet & Catalog Retail — 0.8%
14	Priceline.com, Inc. (a) (c)	606
	Internet Software & Services — 2.4%
6	Akamai Technologies, Inc. (a)	318
9	Digital River, Inc. (a) (c)	480
2	Google, Inc., Class A (a)	921
		1,719
	IT Services — 5.1%
14	Alliance Data Systems Corp. (a)	903
18	CheckFree Corp. (a) (c)	735
4	Cognizant Technology Solutions Corp., Class A (a)	324
23	Isilon Systems, Inc. (a) (c)	629
31	VeriFone Holdings, Inc. (a)	1,112
		3,703
	Life Sciences Tools & Services — 0.8%
10	Covance, Inc. (a)	565
	Marine — 0.9%
10	American Commercial Lines, Inc. (a) (c)	629
	Media — 3.1%
21	Comcast Corp., Class A (a)	893
29	News Corp., Class B	652
21	Walt Disney Co.	717
		2,262
	Multiline Retail — 0.7%
7	Kohl’s Corp. (a)	486
	Office Electronics — 0.7%
15	Zebra Technologies Corp., Class A (a)	515
	Oil, Gas & Consumable Fuels — 2.7%
7	Apache Corp.	486
15	Forest Oil Corp. (a)	503
13	Southwestern Energy Co. (a)	456
11	XTO Energy, Inc.	508
		1,953
	Personal Products — 0.3%
8	Bare Escentuals, Inc. (a)	258
	Pharmaceuticals — 7.3%
18	Abbott Laboratories	882
17	Adams Respiratory Therapeutics, Inc. (a)	686
5	Allergan, Inc.	646
21	Merck & Co., Inc.	902
40	Schering-Plough Corp.	941
12	Shire plc ADR (United Kingdom) (c)	741
11	Wyeth	563
		5,361
	Semiconductors & Semiconductor Equipment — 2.4%
11	KLA-Tencor Corp.	547
15	NVIDIA Corp. (a)	570
33	Trident Microsystems, Inc. (a)	604
		1,721
	Software — 6.9%
35	Activision, Inc. (a)	598
17	Amdocs Ltd. (United Kingdom) (a)	670
34	BEA Systems, Inc. (a)	434
18	Citrix Systems, Inc. (a)	473
58	Microsoft Corp.	1,735
47	Nuance Communications, Inc. (a) (c)	543
25	Sybase, Inc. (a)	613
		5,066
	Specialty Retail — 6.4%
14	Best Buy Co., Inc.	681
16	GameStop Corp., Class A (a) (c)	882
22	PetSmart, Inc.	621
22	Staples, Inc.	595
17	Tiffany & Co.	679
26	TJX Cos., Inc.	747
19	United Auto Group, Inc. (c)	441
		4,646
	Textiles, Apparel & Luxury Goods — 1.5%
18	Heelys, Inc. (a) (c)	584
7	Polo Ralph Lauren Corp.	505
		1,089

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Tobacco — 1.2%
10	Altria Group, Inc.	892
	Trading Companies & Distributors — 0.7%
12	GATX Corp. (c)	503
	Wireless Telecommunication Services — 1.0%
17	America Movil S.A. de C.V. ADR, Series L (Mexico)	751
	Total Common Stocks (Cost $62,367)	72,368
Short-Term Investment — 1.6%
	Investment Company — 1.6%
1,158	JPMorgan Prime Money Market Fund (b)(m) (Cost $1,158)	1,158

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 14.5%
	Certificates of Deposit — 1.1%
400	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	400
375	Societe Generale, New York, FRN, 5.34%, 06/20/07	375
		775
	Corporate Notes — 3.1%
300	Alliance and Leicester plc, FRN, 5.36%, 01/29/08	300
400	American Express Credit Corp., FRN, 5.35%, 06/12/07	400
250	Banque Federative du Credit Mutuel, FRN, 5.35%, 07/13/07	250
400	Beta Finance, Inc., FRN, 5.38%, 03/15/07	400
300	CDC Financial Production, Inc., FRN, 5.36%, 01/29/07	300
300	Citigroup Global Markets, Inc., FRN, 5.38%, 01/05/07	300
350	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	350
		2,300
	Repurchase Agreements — 10.3%
1,107	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $1,108, collateralized by U.S. Government Agency Mortgages	1,107
2,000	Bear Stearns Cos., Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages	2,000
2,200	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 1/2/2007, repurchase price $2,201, collateralized by U.S. Government Agency Mortgages	2,200
2,200	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $2,201, collateralized by U.S. Government Agency Mortgages	2,200
		7,507
	Total Investments of Cash Collateral for Securities on Loan (Cost $10,582)	10,582
	Total Investments — 115.2% (Cost $74,107)	84,108
	Liabilities in Excess of Other Assets — (15.2)%	(11,112)
	NET ASSETS — 100.0%	$72,996

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.9%
	Common Stocks — 97.9%
	Aerospace & Defense — 1.1%
22	Precision Castparts Corp.	1,738
26	Rockwell Collins, Inc.	1,617
		3,355
	Airlines — 0.8%
18	Continental Airlines, Inc., Class B (a) (c)	742
59	Skywest, Inc.	1,508
		2,250
	Beverages — 1.2%
23	Brown-Forman Corp., Class B	1,554
68	Constellation Brands, Inc., Class A (a)	1,965
		3,519
	Biotechnology — 0.8%
28	Celgene Corp. (a)	1,588
21	Vertex Pharmaceuticals, Inc. (a)	767
		2,355
	Building Products — 0.5%
30	American Standard Cos., Inc.	1,376
	Capital Markets — 3.3%
14	Affiliated Managers Group, Inc. (a) (c)	1,503
91	E*Trade Financial Corp. (a)	2,031
24	Investment Technology Group, Inc. (a)	1,021
31	Lazard Ltd., Class A (Bermuda)	1,474
22	Northern Trust Corp.	1,329
57	T. Rowe Price Group, Inc.	2,508
		9,866
	Chemicals — 1.8%
25	Albemarle Corp.	1,825
25	PPG Industries, Inc.	1,605
23	Sigma-Aldrich Corp.	1,819
		5,249
	Commercial Banks — 3.9%
28	Cullen/Frost Bankers, Inc.	1,563
20	M&T Bank Corp.	2,468
69	Synovus Financial Corp.	2,130
42	TCF Financial Corp.	1,160
34	Wilmington Trust Corp.	1,442
35	Zions Bancorp	2,906
		11,669
	Commercial Services & Supplies — 3.4%
43	Brady Corp., Class A (c)	1,618
13	Corporate Executive Board Co.	1,123
39	Corrections Corp. of America (a)	1,759
33	Republic Services, Inc.	1,322
78	Steelcase, Inc.	1,418
24	Stericycle, Inc. (a) (c)	1,789
30	Waste Connections, Inc. (a)	1,247
		10,276
	Communications Equipment — 0.6%
42	Harris Corp.	1,917
	Computers & Peripherals — 2.5%
74	NCR Corp. (a)	3,158
40	Network Appliance, Inc. (a)	1,581
58	Seagate Technology (Cayman Islands)	1,524
229	Sun Microsystems, Inc. (a)	1,241
		7,504
	Construction Materials — 0.8%
28	Vulcan Materials Co.	2,534
	Containers & Packaging — 0.7%
48	Ball Corp.	2,075
	Distributors — 0.8%
54	Genuine Parts Co.	2,538
	Diversified Consumer Services — 0.9%
18	ITT Educational Services, Inc. (a)	1,161
28	Weight Watchers International, Inc.	1,458
		2,619
	Diversified Financial Services — 1.2%
7	CBOT Holdings, Inc., Class A (a)	1,060
24	CIT Group, Inc.	1,361
23	International Securities Exchange Holdings, Inc.	1,053
		3,474
	Diversified Telecommunication Services — 2.5%
53	CenturyTel, Inc.	2,314
37	NeuStar, Inc., Class A (a)	1,197
95	Time Warner Telecom, Inc., Class A (a)	1,885
149	Windstream Corp.	2,124
		7,520
	Electric Utilities — 1.9%
43	American Electric Power Co., Inc.	1,840
20	FirstEnergy Corp.	1,230
34	PPL Corp.	1,229
53	Westar Energy, Inc.	1,363
		5,662

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electrical Equipment — 2.2%
49	Ametek, Inc.	1,551
54	General Cable Corp. (a)	2,373
52	Roper Industries, Inc.	2,592
		6,516
	Electronic Equipment & Instruments — 2.7%
65	Amphenol Corp., Class A	4,054
42	Arrow Electronics, Inc. (a)	1,322
70	Ingram Micro, Inc., Class A (a)	1,437
48	Jabil Circuit, Inc.	1,186
		7,999
	Energy Equipment & Services — 1.6%
30	BJ Services Co.	871
17	FMC Technologies, Inc. (a)	1,023
15	National Oilwell Varco, Inc. (a)	930
12	Noble Corp.	914
29	Oceaneering International, Inc. (a)	1,135
		4,873
	Food & Staples Retailing — 1.0%
38	Safeway, Inc.	1,313
47	SUPERVALU, Inc.	1,666
		2,979
	Food Products — 0.8%
35	Dean Foods Co. (a)	1,467
91	Del Monte Foods Co.	1,007
		2,474
	Gas Utilities — 1.9%
36	Energen Corp.	1,676
36	Questar Corp.	2,956
42	UGI Corp.	1,154
		5,786
	Health Care Equipment & Supplies — 1.4%
19	Advanced Medical Optics, Inc. (a)	669
18	Hologic, Inc. (a)	851
13	Idexx Laboratories, Inc. (a)	1,047
32	Mentor Corp. (c)	1,554
		4,121
	Health Care Providers & Services — 5.1%
43	Community Health Systems, Inc. (a)	1,578
66	Coventry Health Care, Inc. (a)	3,296
50	DaVita, Inc. (a)	2,868
10	Henry Schein, Inc. (a)	474
59	Lincare Holdings, Inc. (a)	2,330
20	Medco Health Solutions, Inc. (a)	1,082
31	Omnicare, Inc.	1,178
22	Quest Diagnostics, Inc.	1,161
41	VCA Antech, Inc. (a)	1,333
		15,300
	Health Care Technology — 0.5%
33	Cerner Corp. (a)	1,479
	Hotels, Restaurants & Leisure — 3.7%
67	Applebee’s International, Inc.	1,658
61	Burger King Holdings, Inc. (a)	1,293
16	Chipotle Mexican Grill, Inc., Class A (a) (c)	918
54	Hilton Hotels Corp.	1,867
34	International Game Technology	1,562
31	OSI Restaurant Partners, Inc.	1,227
53	Scientific Games Corp. (a)	1,590
39	Tim Hortons, Inc. (Canada)	1,115
		11,230
	Household Durables — 1.5%
31	Fortune Brands, Inc.	2,613
19	Garmin Ltd. (Cayman Islands) (c)	1,057
22	Jarden Corp. (a)	769
		4,439
	Household Products — 0.6%
30	Clorox Co.	1,892
	Industrial Conglomerates — 0.9%
20	Carlisle Cos., Inc.	1,586
37	Walter Industries, Inc.	998
		2,584
	Insurance — 6.4%
66	Assurant, Inc.	3,663
39	Cincinnati Financial Corp.	1,765
26	Everest Re Group Ltd. (Bermuda)	2,590
24	Hanover Insurance Group, Inc. (The)	1,181
21	IPC Holdings Ltd. (Bermuda)	654
107	Old Republic International Corp.	2,490
67	OneBeacon Insurance Group Ltd. (a)	1,868
25	Principal Financial Group, Inc.	1,438
12	Safeco Corp.	738
52	Security Capital Assurance Ltd. (Bermuda)	1,444
38	W.R. Berkley Corp.	1,298
		19,129

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet & Catalog Retail — 0.7%
36	Coldwater Creek, Inc. (a) (c)	883
28	Priceline.com, Inc. (a)	1,199
		2,082
	Internet Software & Services — 0.6%
15	Akamai Technologies, Inc. (a)	775
18	Digital River, Inc. (a)	999
		1,774
	IT Services — 2.4%
19	Affiliated Computer Services, Inc., Class A (a)	943
29	Alliance Data Systems Corp. (a)	1,796
37	CheckFree Corp. (a) (c)	1,476
10	Cognizant Technology Solutions Corp., Class A (a)	748
63	VeriFone Holdings, Inc. (a)	2,230
		7,193
	Leisure Equipment & Products — 0.5%
35	Pool Corp. (c)	1,375
	Life Sciences Tools & Services — 0.5%
28	Covance, Inc. (a)	1,632
	Machinery — 1.8%
35	Crane Co.	1,271
34	Dover Corp.	1,681
9	Harsco Corp.	715
49	Mueller Water Products, Inc., Class B (a)	733
12	Parker Hannifin Corp.	923
		5,323
	Marine — 0.5%
21	American Commercial Lines, Inc. (a) (c)	1,376
	Media — 2.4%
45	Cablevision Systems Corp., Class A	1,279
52	Clear Channel Communications, Inc.	1,830
28	Clear Channel Outdoor Holdings, Inc., Class A (a)	793
27	Interactive Data Corp.	637
29	McClatchy Co., Class A	1,247
2	Washington Post Co. (The), Class B	1,528
		7,314
	Multi-Utilities — 1.3%
42	Energy East Corp.	1,042
29	PG&E Corp.	1,372
34	SCANA Corp.	1,377
		3,791
	Multiline Retail — 0.2%
13	Federated Department Stores, Inc.	481
	Office Electronics — 0.4%
30	Zebra Technologies Corp., Class A (a)	1,054
	Oil, Gas & Consumable Fuels — 3.9%
17	Apache Corp.	1,137
31	Devon Energy Corp.	2,080
34	Forest Oil Corp. (a)	1,111
33	Helix Energy Solutions Group, Inc. (a)	1,042
24	Kinder Morgan, Inc.	2,485
29	Southwestern Energy Co. (a)	1,002
68	Williams Cos., Inc.	1,776
24	XTO Energy, Inc.	1,120
		11,753
	Personal Products — 0.5%
17	Bare Escentuals, Inc. (a)	533
23	Estee Lauder Cos., Inc. (The), Class A	955
		1,488
	Pharmaceuticals — 1.9%
39	Adams Respiratory Therapeutics, Inc. (a) (c)	1,596
14	Allergan, Inc.	1,628
26	Shire plc ADR (United Kingdom)	1,575
69	Warner Chilcott Ltd., Class A (Bermuda) (a)	958
		5,757
	Real Estate Investment Trusts (REITs) — 1.9%
42	iStar Financial, Inc.	1,989
14	Plum Creek Timber Co., Inc.	549
35	Rayonier, Inc.	1,442
14	Vornado Realty Trust	1,750
		5,730
	Real Estate Management & Development — 1.2%
54	Brookfield Properties Co.	2,139
25	Forest City Enterprises, Inc., Class A	1,437
		3,576
	Road & Rail — 0.5%
29	Norfolk Southern Corp.	1,473
	Semiconductors & Semiconductor Equipment — 2.0%
31	Broadcom Corp., Class A (a)	994
30	KLA-Tencor Corp.	1,468
29	MEMC Electronic Materials, Inc. (a)	1,119
33	Microchip Technology, Inc.	1,071
35	NVIDIA Corp. (a)	1,292
		5,944

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — 2.7%
69	Activision, Inc. (a)	1,196
29	Adobe Systems, Inc. (a)	1,188
38	Amdocs Ltd. (United Kingdom) (a)	1,465
90	BEA Systems, Inc. (a)	1,131
40	Citrix Systems, Inc. (a)	1,075
22	Salesforce.com, Inc. (a)	784
52	Sybase, Inc. (a)	1,280
		8,119
	Specialty Retail — 6.7%
71	AutoNation, Inc. (a)	1,503
23	AutoZone, Inc. (a)	2,658
61	Circuit City Stores, Inc.	1,163
34	GameStop Corp., Class A (a) (c)	1,896
54	Limited Brands, Inc.	1,563
49	Office Depot, Inc. (a)	1,874
51	Petsmart, Inc.	1,481
98	Tiffany & Co.	3,826
110	TJX Cos., Inc.	3,129
46	United Auto Group, Inc. (c)	1,091
		20,184
	Textiles, Apparel & Luxury Goods — 3.0%
30	Coach, Inc. (a)	1,267
24	Columbia Sportswear Co.	1,315
41	Jones Apparel Group, Inc.	1,354
21	Polo Ralph Lauren Corp.	1,615
44	V.F. Corp.	3,587
		9,138
	Thrifts & Mortgage Finance — 0.6%
18	MGIC Investment Corp.	1,113
17	Webster Financial Corp.	804
		1,917
	Trading Companies & Distributors — 0.4%
29	GATX Corp. (c)	1,244
	Wireless Telecommunication Services — 2.3%
33	American Tower Corp., Class A (a)	1,227
34	NII Holdings, Inc. (a)	2,217
29	Rogers Communications, Inc., Class B (Canada)	1,740
32	Telephone & Data Systems, Inc.	1,592
		6,776
	Total Common Stocks (Cost $232,074)	293,053
Short-Term Investment — 2.4%
	Investment Company — 2.4%
7,358	JPMorgan Prime Money Market Fund (b) (m) (Cost $7,358)	7,358

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 6.0%
	Certificate of Deposit — 0.2%
501	Credit Industrial et Commercial, London, 5.34%, 01/24/07	501
	Corporate Notes — 1.7%
1,000	Alliance and Leicester plc, FRN, 5.36%, 01/29/08	1,000
1,000	American Express Credit Corp., FRN, 5.35%, 06/12/07	1,000
500	Banque Federative du Credit Mutuel, FRN, 5.35%, 07/13/07	500
750	CDC Financial Production, Inc., FRN, 5.36%, 01/29/07	750
1,000	Morgan Stanley FRN, 5.49%, 01/29/08	1,000
900	Sigma Finance Inc., FRN, 5.37%, 10/24/07	900
		5,150
	Repurchase Agreements — 4.1%
3,382	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $3,384, collateralized by U.S. Government Agency Mortgages	3,382
3,000	Bear Stearns Cos., Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $3,002, collateralized by U.S. Government Agency Mortgages	3,000
3,000	Lehman Brothers Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $3,002, collateralized by U.S. Government Agency Mortgages	3,000
3,000	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $3,002, collateralized by U.S. Government Agency Mortgages	3,000
		12,382
	Total Investments of Cash Collateral for Securities on Loan (Cost $18,033)	18,033
	Total Investments — 106.3% (Cost $257,465)	318,444
	Liabilities in Excess of Other Assets — (6.3)%	(18,980)
	NET ASSETS — 100.0%	$299,464

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.3%
	Common Stocks — 96.3%
	Beverages — 2.3%
1,233	Brown-Forman Corp., Class B	81,649
3,562	Constellation Brands, Inc., Class A (a)	103,378
		185,027
	Building Products — 0.9%
1,580	American Standard Cos., Inc. (c)	72,448
	Capital Markets — 2.1%
2,611	E*Trade Financial Corp. (a)	58,543
1,153	Northern Trust Corp.	69,976
918	T. Rowe Price Group, Inc.	40,194
		168,713
	Chemicals — 3.5%
1,339	Albemarle Corp.	96,120
1,316	PPG Industries, Inc.	84,526
1,232	Sigma-Aldrich Corp. (c)	95,782
		276,428
	Commercial Banks — 6.8%
1,473	Cullen/Frost Bankers, Inc.	82,206
1,063	M&T Bank Corp. (c)	129,807
3,638	Synovus Financial Corp.	112,150
2,225	TCF Financial Corp. (c)	61,007
1,846	Wilmington Trust Corp. (i)	77,842
1,030	Zions Bancorp	84,913
		547,925
	Commercial Services & Supplies — 0.9%
1,711	Republic Services, Inc.	69,603
	Computers & Peripherals — 1.0%
1,954	NCR Corp. (a)	83,536
	Construction Materials — 1.7%
1,483	Vulcan Materials Co. (c)	133,241
	Containers & Packaging — 1.4%
2,507	Ball Corp.	109,314
	Distributors — 1.7%
2,819	Genuine Parts Co. (i)	133,715
	Diversified Telecommunication Services — 2.9%
2,790	CenturyTel, Inc.	121,829
7,863	Windstream Corp.	111,819
		233,648
	Electric Utilities — 3.7%
2,272	American Electric Power Co., Inc.	96,750
1,073	FirstEnergy Corp.	64,726
1,808	PPL Corp.	64,810
2,766	Westar Energy, Inc. (c)	71,813
		298,099
	Electrical Equipment — 1.0%
2,566	Ametek, Inc. (c) (i)	81,708
	Electronic Equipment & Instruments — 2.4%
986	Amphenol Corp., Class A	61,205
2,205	Arrow Electronics, Inc. (a)	69,580
2,540	Jabil Circuit, Inc.	62,350
		193,135
	Food & Staples Retailing — 1.1%
2,452	SUPERVALU, Inc.	87,662
	Food Products — 1.6%
1,827	Dean Foods Co. (a)	77,241
4,809	Del Monte Foods Co. (c)	53,046
		130,287
	Gas Utilities — 3.1%
1,880	Energen Corp.	88,252
1,166	Questar Corp.	96,836
2,228	UGI Corp.	60,791
		245,879
	Health Care Providers & Services — 5.0%
2,273	Community Health Systems, Inc. (a)	83,002
3,467	Coventry Health Care, Inc. (a)	173,521
509	Henry Schein, Inc. (a) (c)	24,920
1,607	Omnicare, Inc. (c)	62,082
1,150	Quest Diagnostics, Inc.	60,929
		404,454
	Hotels, Restaurants & Leisure — 3.1%
3,537	Applebee’s International, Inc. (c)	87,265
2,818	Hilton Hotels Corp.	98,357
1,646	OSI Restaurant Partners, Inc. (c)	64,531
		250,153
	Household Durables — 2.2%
1,611	Fortune Brands, Inc.	137,563
1,162	Jarden Corp. (a) (c)	40,416
		177,979
	Household Products — 1.2%
1,554	Clorox Co.	99,715

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Industrial Conglomerates — 1.7%
1,066	Carlisle Cos., Inc. (i)	83,642
1,944	Walter Industries, Inc. (c)	52,571
		136,213
	Insurance — 9.1%
3,490	Assurant, Inc. (c) (i)	192,795
2,049	Cincinnati Financial Corp.	92,839
682	Everest Re Group Ltd. (Bermuda)	66,950
1,093	IPC Holdings Ltd. (Bermuda) (c)	34,381
5,631	Old Republic International Corp. (i)	131,086
1,023	OneBeacon Insurance Group Ltd. (a)	28,641
1,291	Principal Financial Group	75,753
622	Safeco Corp.	38,881
1,979	W.R. Berkley Corp.	68,299
		729,625
	IT Services — 0.6%
1,018	Affiliated Computer Services, Inc., Class A (a) (c)	49,700
	Machinery — 2.9%
1,828	Crane Co. (c)	66,977
1,806	Dover Corp.	88,545
495	Harsco Corp.	37,646
2,588	Mueller Water Products, Inc., Class B (a) (c) (i)	38,566
		231,734
	Media — 4.8%
2,365	Cablevision Systems Corp., Class A	67,347
2,710	Clear Channel Communications, Inc.	96,306
1,496	Clear Channel Outdoor Holdings, Inc., Class A (a) (c)	41,739
1,398	Interactive Data Corp. (c) (i)	33,598
1,519	McClatchy Co., Class A (c)	65,764
106	Washington Post Co. (The), Class B	78,721
		383,475
	Multi-Utilities — 2.5%
2,213	Energy East Corp. (c)	54,877
1,524	PG&E Corp. (c)	72,150
1,783	SCANA Corp.	72,430
		199,457
	Multiline Retail — 0.3%
662	Federated Department Stores, Inc.	25,238
	Oil, Gas & Consumable Fuels — 4.9%
1,633	Devon Energy Corp.	109,528
1,747	Helix Energy Solutions Group, Inc. (a) (c)	54,816
1,236	Kinder Morgan, Inc.	130,749
3,579	Williams Cos., Inc.	93,476
		388,569
	Personal Products — 0.6%
1,233	Estee Lauder Cos., Inc., (The), Class A	50,335
	Pharmaceuticals — 0.6%
3,647	Warner Chilcott Ltd. Class A (Bermuda) (a) (c) (i)	50,396
	Real Estate Investment Trusts (REITs) — 3.8%
2,189	iStar Financial, Inc.	104,697
726	Plum Creek Timber Co., Inc.	28,921
1,851	Rayonier, Inc., (i)	75,965
760	Vornado Realty Trust	92,279
		301,862
	Real Estate Management & Development — 2.3%
2,760	Brookfield Properties Co. (Canada)	108,551
1,293	Forest City Enterprises, Inc., Class A (c) (i)	75,488
		184,039
	Road & Rail — 1.0%
1,544	Norfolk Southern Corp.	77,663
	Specialty Retail — 6.1%
3,711	AutoNation, Inc. (a)	79,128
1,209	AutoZone, Inc. (a)	139,677
2,844	Limited Brands, Inc.	82,294
2,721	Tiffany & Co.	106,784
2,907	TJX Cos., Inc.	82,913
		490,796
	Textiles, Apparel & Luxury Goods — 3.2%
1,240	Columbia Sportswear Co. (c)	69,063
2,299	V.F. Corp. (c)	188,718
		257,781
	Thrifts & Mortgage Finance — 1.3%
940	MGIC Investment Corp.	58,775
869	Webster Financial Corp. (c)	42,328
		101,103
	Wireless Telecommunication Services — 1.0%
1,692	Telephone & Data Systems, Inc. (i)	83,933
	Total Common Stocks (Cost $6,270,062)	7,724,588
Short-Term Investment — 4.0%
	Investment Company — 4.0%
320,524	JPMorgan Prime Money Market Fund (b) (m) (Cost $320,524)	320,524

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 3.4%
	Certificates of Deposit — 1.0%
7,999	Bank of Nova Scotia, New York, FRN, 5.32%, 05/21/07	7,999
25,000	Comerica, FRN, 5.33%, 08/24/07	25,000
7,009	Credit Industriel et Commercial, London, 5.34%, 01/24/07	7,009
9,499	Natexis Banques Populaires, New York, FRN, 5.39%, 01/09/08	9,499
20,001	Skandi, New York, FRN, 5.33%, 08/27/07	20,001
9,999	Sun Trust Bank, Atlanta, FRN, 5.34%, 06/28/07	9,999
		79,507
	Corporate Notes — 2.3%
2,000	Alliance and Leicester plc, FRN, 5.36%, 01/29/08	2,000
11,000	Allstate Life Global Funding II, FRN, 5.33%, 01/29/08	11,000
15,015	Anglo Irish Bank Corp plc, FRN, 5.38%, 01/29/08	15,015
16,050	Banque Federative du Credit Mutuel, FRN, 5.35%, 07/13/07	16,050
8,500	Beta Finance, Inc., FRN, 5.38%, 03/15/07	8,500
	Dorada Finance Inc.,
3,500	FRN, 5.37%, 01/14/08	3,500
25,000	FRN, 5.38%, 11/15/07	25,000
20,000	Goldman Sachs Group, Inc., FRN, 5.47%, 12/28/07	20,000
5,000	Landsbanki Islands HF, FRN, 5.43%, 03/16/07	5,000
19,998	Links Finance LLC, FRN, 5.37%, 10/15/07	19,998
15,500	Morgan Stanley & Cos., Inc., FRN, 5.49%, 01/29/08	15,500
22,997	National City Bank, Cleveland, FRN, 5.33%, 10/04/07	22,997
15,000	National Rural Utilities Coop., Finance, FRN, 5.33%, 01/29/08	15,000
5,000	Pricoa Global Funding I, FRN, 5.34%, 01/29/08	5,000
1,000	Sigma Finance Inc., FRN, 5.37%, 10/24/07	1,000
		185,560
	Repurchase Agreement — 0.1%
5,607	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $5,610, collateralized by U.S. Government Agency Mortgages	5,607
	Total Investments of Cash Collateral for Securities on Loan (Cost $270,674)	270,674
	Total Investments — 103.7% (Cost $6,861,260)	8,315,786
	Liabilities in Excess of Other Assets — (3.7)%	(298,241)
	NET ASSETS — 100.0%	$8,017,545

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 93.8% (j)
	Common Stocks — 93.8%
	Aerospace & Defense — 1.3%
151	Ceradyne, Inc. (a)	8,538
37	L-3 Communications Holdings, Inc.	2,997
83	Lockheed Martin Corp.	7,617
140	Raytheon Co.	7,410
		26,562
	Airlines — 1.0%
116	Alaska Air Group, Inc. (a)	4,595
166	AMR Corp. (a)	5,015
154	Continental Airlines, Inc., Class B (a)	6,352
150	Skywest, Inc.	3,825
20	U.S. Airways Group, Inc. (a)	1,103
		20,890
	Auto Components — 0.4%
461	ArvinMeritor, Inc.	8,408
	Automobiles — 0.7%
222	General Motors Corp.	6,817
20	Harley-Davidson, Inc.	1,374
167	Thor Industries, Inc.	7,361
		15,552
	Beverages — 0.6%
19	Hansen Natural Corp. (a)	638
80	Molson Coors Brewing Co., Class B	6,086
207	Pepsi Bottling Group, Inc.	6,393
		13,117
	Biotechnology — 1.3%
144	Alkermes, Inc. (a)	1,925
29	Amgen, Inc. (a)	1,953
116	Cephalon, Inc. (a)	8,144
216	ImClone Systems, Inc. (a)	5,788
330	Millennium Pharmaceuticals, Inc. (a)	3,597
88	United Therapeutics Corp. (a)	4,811
		26,218
	Building Products — 0.9%
239	Lennox International, Inc.	7,307
246	Masco Corp.	7,339
21	NCI Building Systems, Inc. (a)	1,101
62	Universal Forest Products, Inc.	2,894
		18,641
	Capital Markets — 2.5%
65	Bear Stearns Cos., Inc. (The)	10,599
51	Goldman Sachs Group, Inc.	10,109
248	Knight Capital Group, Inc., Class A (a)	4,745
134	Lehman Brothers Holdings, Inc.	10,454
21	Merrill Lynch & Co., Inc.	1,923
131	Morgan Stanley	10,667
123	optionsXpress Holdings, Inc.	2,787
34	SEI Investments Co.	2,024
		53,308
	Chemicals — 2.8%
91	Albemarle Corp.	6,569
302	Celanese Corp., Class A	7,819
26	Cytec Industries, Inc.	1,453
216	H.B. Fuller Co.	5,583
140	Hercules, Inc. (a)	2,695
120	International Flavors & Fragrances, Inc.	5,910
136	Lubrizol Corp.	6,840
272	Lyondell Chemical Co.	6,964
271	Olin Corp.	4,475
120	OM Group, Inc. (a)	5,423
144	Westlake Chemical Corp.	4,529
		58,260
	Commercial Banks — 1.8%
97	Comerica, Inc.	5,663
150	Keycorp	5,710
110	National City Corp.	4,022
44	PNC Financial Services Group, Inc.	3,244
160	Regions Financial Corp.	5,985
175	U.S. Bancorp	6,341
85	Wachovia Corp.	4,854
37	Wells Fargo & Co.	1,333
		37,152
	Commercial Services & Supplies — 1.6%
127	Administaff, Inc.	5,432
203	IKON Office Solutions, Inc.	3,317
255	Labor Ready, Inc. (a)	4,667
113	Manpower, Inc.	8,485
34	R.R. Donnelley & Sons Co.	1,222
126	Steelcase, Inc.	2,296
58	United Stationers, Inc. (a)	2,698
103	Watson Wyatt Worldwide, Inc., Class A	4,645
		32,762
	Communications Equipment — 2.8%
254	ADC Telecommunications, Inc. (a)	3,692
552	Arris Group, Inc. (a)	6,903

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Communications Equipment — Continued
247	Avaya, Inc. (a)	3,453
121	CommScope, Inc. (a)	3,696
216	InterDigital Communications Corp. (a)	7,261
290	Motorola, Inc.	5,968
269	Polycom, Inc. (a)	8,309
416	Redback Networks, Inc. (a)	10,370
568	Sonus Networks, Inc. (a)	3,740
574	Tellabs, Inc. (a)	5,894
		59,286
	Computers & Peripherals — 2.1%
1,014	Brocade Communications Systems, Inc. (a)	8,324
227	Hewlett-Packard Co.	9,353
196	Komag, Inc. (a)	7,408
112	Lexmark International, Inc., Class A (a)	8,199
242	Palm, Inc. (a)	3,405
385	Western Digital Corp. (a)	7,874
		44,563
	Construction & Engineering — 0.6%
120	EMCOR Group, Inc. (a)	6,822
127	Granite Construction, Inc.	6,395
		13,217
	Construction Materials — 0.4%
193	Eagle Materials, Inc.	8,343
	Consumer Finance — 0.8%
238	AmeriCredit Corp. (a)	5,985
202	First Marblehead Corp. (The)	11,037
		17,022
	Containers & Packaging — 0.5%
121	Sonoco Products Co.	4,609
116	Temple-Inland, Inc.	5,335
		9,944
	Diversified Financial Services — 1.1%
128	Bank of America Corp.	6,829
140	CIT Group, Inc.	7,818
136	Citigroup, Inc.	7,600
		22,247
	Diversified Telecommunication Services — 0.6%
578	Cincinnati Bell, Inc. (a)	2,641
145	Embarq Corp.	7,616
564	Level 3 Communications, Inc. (a)	3,160
		13,417
	Electric Utilities — 0.7%
91	American Electric Power Co., Inc.	3,870
142	Edison International	6,452
91	Pinnacle West Capital Corp.	4,620
		14,942
	Electrical Equipment — 1.0%
103	A.O. Smith Corp.	3,859
103	Acuity Brands, Inc.	5,385
124	Belden CDT, Inc.	4,831
114	Regal-Beloit Corp.	5,971
29	Thomas & Betts Corp. (a)	1,374
		21,420
	Electronic Equipment & Instruments — 1.9%
35	Anixter International, Inc. (a)	1,886
252	Arrow Electronics, Inc. (a)	7,964
292	Avnet, Inc. (a)	7,465
113	Celestica, Inc. (Canada) (a)	880
327	Ingram Micro, Inc. Class A (a)	6,683
1,314	Sanmina-SCI Corp. (a)	4,533
30	Tech Data Corp. (a)	1,141
124	Technitrol, Inc.	2,969
457	Vishay Intertechnology, Inc. (a)	6,191
		39,712
	Energy Equipment & Services — 3.5%
68	Diamond Offshore Drilling, Inc.	5,455
150	ENSCO International, Inc.	7,503
368	Global Industries Ltd (a)	4,793
939	Grey Wolf, Inc. (a)	6,441
146	Helmerich & Payne, Inc.	3,575
80	Lone Star Technologies, Inc. (a)	3,868
192	Nabors Industries Ltd. (Bermuda) (a)	5,712
168	Oil States International, Inc. (a)	5,407
271	Patterson-UTI Energy, Inc.	6,303
59	SEACOR Holdings, Inc. (a)	5,888
171	Superior Energy Services, Inc. (a)	5,594
141	Tidewater, Inc.	6,825
136	Unit Corp. (a)	6,603
		73,967
	Food & Staples Retailing — 0.3%
98	Pantry, Inc. (The) (a)	4,580
44	Safeway, Inc.	1,531
		6,111

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Food Products — 1.1%
59	Archer Daniels Midland Co.	1,898
170	ConAgra Foods, Inc.	4,578
332	Del Monte Foods Co.	3,663
135	H.J. Heinz Co.	6,088
341	Sara Lee Corp.	5,804
		22,031
	Gas Utilities — 1.0%
98	AGL Resources, Inc.	3,829
33	Atmos Energy Corp.	1,053
93	Energen Corp.	4,345
174	ONEOK, Inc.	7,500
176	UGI Corp.	4,792
		21,519
	Health Care Equipment & Supplies — 1.2%
21	Baxter International, Inc.	959
31	Dentsply International, Inc.	924
102	Hillenbrand Industries, Inc.	5,832
52	Immucor, Inc. (a)	1,531
229	Kinetic Concepts, Inc. (a)	9,044
131	Mentor Corp.	6,399
		24,689
	Health Care Providers & Services — 3.3%
178	Aetna, Inc.	7,690
101	AMERIGROUP Corp. (a)	3,631
163	AmerisourceBergen Corp.	7,351
158	Apria Healthcare Group, Inc. (a)	4,207
54	Cigna Corp.	7,065
113	Coventry Health Care, Inc. (a)	5,639
107	Health Net, Inc. (a)	5,205
123	Humana, Inc. (a)	6,806
122	Kindred Healthcare, Inc. (a)	3,078
196	LifePoint Hospitals, Inc. (a)	6,590
116	McKesson Corp.	5,877
101	WellCare Health Plans, Inc. (a)	6,946
		70,085
	Health Care Technology — 0.3%
546	Emdeon Corp. (a)	6,760
	Hotels, Restaurants & Leisure — 2.6%
257	Brinker International, Inc.	7,757
26	Carnival Corp.	1,292
96	CBRL Group, Inc.	4,279
191	Darden Restaurants, Inc.	7,690
176	Domino’s Pizza, Inc.	4,921
113	McDonald’s Corp.	5,017
154	Penn National Gaming, Inc. (a)	6,423
217	Pinnacle Entertainment, Inc. (a)	7,188
255	Ruby Tuesday, Inc.	7,009
117	Wyndham Worldwide Corp. (a)	3,754
		55,330
	Household Durables — 3.2%
234	American Greetings Corp., Class A	5,589
67	Black & Decker Corp.	5,339
315	Furniture Brands International, Inc.	5,108
145	Jarden Corp. (a)	5,046
52	Leggett & Platt, Inc.	1,253
100	Lennar Corp., Class A	5,252
166	Meritage Homes Corp. (a)	7,898
86	Mohawk Industries, Inc. (a)	6,452
13	NVR, Inc. (a)	8,655
116	Ryland Group, Inc.	6,337
303	Tempur-Pedic International, Inc. (a)	6,209
58	Whirlpool Corp.	4,787
		67,925
	Household Products — 0.3%
98	Energizer Holdings, Inc. (a)	6,986
	Independent Power Producers & Energy Traders — 1.0%
273	AES Corp. (The) (a)	6,020
122	Mirant Corp. (a)	3,837
99	NRG Energy, Inc. (a)	5,521
107	TXU Corp.	5,813
		21,191
	Industrial Conglomerates — 0.4%
87	Teleflex, Inc.	5,612
136	Walter Industries, Inc.	3,673
		9,285
	Insurance — 5.1%
112	ACE Ltd. (Bermuda)	6,756
105	Allstate Corp. (The)	6,812
50	AMBAC Financial Group, Inc.	4,467
202	American Financial Group, Inc.	7,242
99	Assurant, Inc.	5,465
98	Chubb Corp.	5,206
83	CNA Financial Corp. (a)	3,364
44	Hanover Insurance Group, Inc. (The)	2,139
78	Hartford Financial Services Group, Inc.	7,268
148	HCC Insurance Holdings, Inc.	4,734

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Insurance — Continued
105	Lincoln National Corp.	6,976
100	Loews Corp.	4,129
1	Markel Corp. (a)	324
111	MetLife, Inc.	6,577
118	Nationwide Financial Services, Inc.	6,399
121	Ohio Casualty Corp.	3,603
83	Philadelphia Consolidated Holding Co. (a)	3,713
119	Safeco Corp.	7,463
126	St. Paul Travelers Cos., Inc. (The)	6,738
213	W.R. Berkley Corp.	7,357
		106,732
	Internet & Catalog Retail — 1.1%
109	Expedia, Inc. (a)	2,280
159	IAC/InterActive Corp. (a)	5,920
134	NutriSystem (a)	8,497
127	Priceline.com, Inc. (a)	5,538
		22,235
	Internet Software & Services — 0.3%
651	RealNetworks, Inc. (a)	7,127
	IT Services — 1.5%
230	Accenture Ltd., Class A (Bermuda)	8,507
58	Alliance Data Systems Corp. (a)	3,609
413	BISYS Group, Inc. (The) (a)	5,334
41	Computer Sciences Corp. (a)	2,188
302	Convergys Corp. (a)	7,192
183	CSG Systems International, Inc. (a)	4,879
		31,709
	Leisure Equipment & Products — 0.3%
176	Brunswick Corp.	5,630
	Life Sciences Tools & Services — 0.5%
128	Illumina, Inc. (a)	5,022
78	Varian, Inc. (a)	3,509
24	Waters Corp. (a)	1,185
		9,716
	Machinery — 4.2%
55	AGCO Corp. (a)	1,696
30	Caterpillar, Inc.	1,870
18	Crane Co.	658
61	Cummins, Inc.	7,210
65	Eaton Corp.	4,874
168	Gardner Denver, Inc. (a)	6,278
94	Ingersoll-Rand Co., Ltd. Class A (Bermuda)	3,693
70	ITT Industries, Inc.	3,986
89	Manitowoc Co., Inc. (The)	5,277
224	Mueller Water Products, Inc., Class B (a)	3,344
246	Navistar International Corp. (a)	8,224
118	PACCAR, Inc.	7,628
60	Parker Hannifin Corp.	4,591
126	SPX Corp.	7,717
151	Terex Corp. (a)	9,781
207	Timken Co.	6,046
164	Trinity Industries, Inc.	5,788
		88,661
	Marine — 0.3%
80	American Commercial Lines, Inc. (a)	5,220
	Media — 2.3%
69	Belo Corp., Class A	1,271
234	CBS Corp., Class B	7,307
88	DIRECTV Group, Inc. (The) (a)	2,195
89	E.W. Scripps Co., Class A	4,438
158	EchoStar Communications Corp., Class A (a)	5,993
160	Entercom Communications Corp., Class A	4,515
80	Gannett Co., Inc.	4,846
28	Harte-Hanks, Inc.	780
322	Interpublic Group of Cos., Inc. (a)	3,947
56	McGraw-Hill Cos., Inc. (The)	3,815
63	Omnicom Group, Inc.	6,581
77	Warner Music Group Corp.	1,763
		47,451
	Metals & Mining — 2.1%
548	AK Steel Holding Corp. (a)	9,269
182	Chaparral Steel Co.	8,053
117	Freeport-McMoRan Copper & Gold, Inc., Class B	6,502
103	Reliance Steel & Aluminum Co.	4,062
265	Steel Dynamics, Inc.	8,600
111	United States Steel Corp.	8,145
		44,631
	Multi-Utilities — 2.7%
186	Alliant Energy Corp.	7,040
116	Avista Corp.	2,943
485	CenterPoint Energy, Inc.	8,045
471	CMS Energy Corp. (a)	7,873
122	DTE Energy Co.	5,916
218	Energy East Corp.	5,409
142	MDU Resources Group, Inc.	3,652
133	PG&E Corp.	6,292

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Multi-Utilities — Continued
61	PNM Resources, Inc.	1,893
81	Sempra Energy	4,532
133	TECO Energy, Inc.	2,286
32	WPS Resources Corp.	1,748
		57,629
	Multiline Retail — 1.3%
47	Dillards, Inc., Class A	1,651
234	Dollar Tree Stores, Inc. (a)	7,054
43	Family Dollar Stores, Inc.	1,269
111	Federated Department Stores, Inc.	4,216
102	J.C. Penney Co., Inc.	7,852
80	Kohl’s Corp. (a)	5,473
		27,515
	Office Electronics — 0.3%
325	Xerox Corp. (a)	5,510
	Oil, Gas & Consumable Fuels — 2.7%
122	Anadarko Petroleum Corp.	5,311
116	ConocoPhillips	8,316
340	El Paso Corp.	5,188
86	Marathon Oil Corp.	7,964
62	Noble Energy, Inc.	3,031
118	Overseas Shipholding Group, Inc.	6,648
57	Penn Virginia Corp.	3,997
70	Plains Exploration & Production Co. (a)	3,318
120	Swift Energy Co. (a)	5,365
99	Tesoro Corp.	6,480
		55,618
	Personal Products — 0.7%
179	Alberto-Culver Co.	3,843
58	Estee Lauder Cos., Inc. (The), Class A	2,351
222	NBTY, Inc. (a)	9,247
		15,441
	Pharmaceuticals — 3.6%
239	Alpharma, Inc., Class A	5,760
369	Biovail Corp. (Canada)	7,803
188	Endo Pharmaceuticals Holdings, Inc. (a)	5,192
76	Forest Laboratories, Inc. (a)	3,855
60	Johnson & Johnson	3,977
406	King Pharmaceuticals, Inc. (a)	6,465
169	Merck & Co., Inc.	7,382
244	Mylan Laboratories, Inc.	4,870
137	Perrigo Co.	2,376
230	Pfizer, Inc.	5,968
237	Schering-Plough Corp.	5,605
303	Valeant Pharmaceuticals International	5,220
224	Watson Pharmaceuticals, Inc. (a)	5,828
89	Wyeth	4,527
		74,828
	Real Estate Investment Trusts (REITs) — 0.5%
26	Camden Property Trust	1,898
140	CapitalSource, Inc.	3,834
20	Developers Diversified Realty Corp.	1,278
44	Liberty Property Trust	2,144
15	Vornado Realty Trust	1,845
		10,999
	Road & Rail — 1.2%
118	Arkansas Best Corp.	4,235
25	CSX Corp.	850
83	Norfolk Southern Corp.	4,193
74	Ryder System, Inc.	3,776
61	Union Pacific Corp.	5,593
187	YRC Worldwide, Inc. (a)	7,058
		25,705
	Semiconductors & Semiconductor Equipment — 4.3%
631	Amkor Technology, Inc. (a)	5,894
203	Atheros Communications, Inc. (a)	4,336
3,464	Conexant Systems, Inc. (a)	7,067
263	Fairchild Semiconductor International, Inc. (a)	4,424
279	Integrated Device Technology, Inc. (a)	4,326
205	Intersil Corp., Class A	4,899
146	Lam Research Corp. (a)	7,404
844	LSI Logic Corp. (a)	7,593
102	MKS Instruments, Inc. (a)	2,301
209	Novellus Systems, Inc. (a)	7,208
443	OmniVision Technologies, Inc. (a)	6,054
1,142	ON Semiconductor Corp. (a)	8,648
173	RF Micro Devices, Inc. (a)	1,174
291	Silicon Image, Inc. (a)	3,702
498	Teradyne, Inc. (a)	7,449
208	Trident Microsystems, Inc. (a)	3,778
350	Zoran Corp. (a)	5,103
		91,360
	Software — 3.3%
100	BMC Software, Inc. (a)	3,214
398	Cadence Design Systems, Inc. (a)	7,131
175	Check Point Software Technologies (Israel) (a)	3,841

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Software — Continued
815	Compuware Corp. (a)	6,786
71	Factset Research Systems, Inc.	3,991
138	Informatica Corp. (a)	1,684
168	McAfee, Inc. (a)	4,771
270	Mentor Graphics Corp. (a)	4,864
229	Novell, Inc. (a)	1,419
355	Quest Software, Inc. (a)	5,200
62	Red Hat, Inc. (a)	1,417
128	Salesforce.com, Inc. (a)	4,654
268	Sybase, Inc. (a)	6,613
285	Symantec Corp. (a)	5,945
310	Synopsys, Inc. (a)	8,297
		69,827
	Specialty Retail — 5.5%
248	Aeropostale, Inc. (a)	7,649
257	American Eagle Outfitters, Inc.	8,017
174	AnnTaylor Stores Corp. (a)	5,720
343	AutoNation, Inc. (a)	7,320
68	AutoZone, Inc. (a)	7,898
289	Charming Shoppes, Inc. (a)	3,905
324	Dress Barn, Inc. (a)	7,565
146	Group 1 Automotive, Inc.	7,537
95	Guess?, Inc. (a)	5,997
153	Gymboree Corp. (a)	5,846
175	Men’s Wearhouse, Inc.	6,697
92	OfficeMax, Inc.	4,546
292	Payless ShoeSource, Inc. (a)	9,592
193	Rent-A-Center, Inc. (a)	5,707
258	Select Comfort Corp. (a)	4,488
99	Sherwin-Williams Co. (The)	6,270
199	TJX Cos., Inc.	5,676
239	United Auto Group, Inc.	5,634
		116,064
	Textiles, Apparel & Luxury Goods — 0.8%
208	Jones Apparel Group, Inc.	6,958
178	Phillips-Van Heusen Corp.	8,908
		15,866
	Thrifts & Mortgage Finance — 2.2%
173	Accredited Home Lenders Holding Co. (a)	4,718
239	Corus Bankshares, Inc.	5,512
147	Countrywide Financial Corp.	6,245
93	Fannie Mae	5,541
129	FirstFed Financial Corp. (a)	8,623
167	IndyMac Bancorp, Inc.	7,547
55	PMI Group, Inc. (The)	2,593
107	Radian Group, Inc.	5,777
		46,556
	Tobacco — 0.9%
143	Loews Corp. - Carolina Group	9,256
141	Reynolds American, Inc.	9,226
		18,482
	Trading Companies & Distributors — 0.3%
39	Applied Industrial Technologies, Inc.	1,036
101	WESCO International, Inc. (a)	5,956
		6,992
	Wireless Telecommunication Services — 0.2%
13	NII Holdings, Inc. (a)	812
80	Telephone & Data Systems, Inc.	4,327
		5,139
	Total Common Stocks (Cost $1,692,962)	1,973,505
	Short-Term Investment — 2.6%
	Investment Company — 2.6%
54,335	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $54,335)	54,335
	Total Investments — 96.4% (Cost $1,747,297)	2,027,840
	Other Assets in Excess of Liabilities — 3.6%	75,622
	NET ASSETS — 100.0%	$2,103,462
Short Positions — 93.0%
	Common Stocks — 93.0%
	Aerospace & Defense — 1.8%
30	Armor Holdings, Inc. (a)	1,626
249	BE Aerospace, Inc. (a)	6,382
126	Curtiss-Wright Corp.	4,681
113	DRS Technologies, Inc.	5,965
27	Esterline Technologies Corp. (a)	1,103
36	Goodrich Corp.	1,650
452	Hexcel Corp. (a)	7,868
43	Moog, Inc., Class A (a)	1,643
112	Rockwell Collins, Inc.	7,059
		37,977

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Air Freight & Logistics — 0.7%
145	Expeditors International of Washington, Inc.	5,883
89	Forward Air Corp.	2,589
77	United Parcel Service, Inc., Class B	5,757
		14,229
	Airlines — 0.7%
542	Airtran Holdings, Inc. (a)	6,361
534	JetBlue Airways Corp. (a)	7,579
		13,940
	Auto Components — 0.7%
336	Gentex Corp.	5,229
337	Lear Corp.	9,951
		15,180
	Automobiles — 0.2%
522	Ford Motor Co.	3,921
	Beverages — 0.5%
80	Brown-Forman Corp., Class B	5,316
161	Constellation Brands, Inc., Class A (a)	4,669
		9,985
	Biotechnology — 1.0%
119	Celgene Corp. (a)	6,867
287	Human Genome Sciences, Inc. (a)	3,576
238	MedImmune, Inc. (a)	7,703
90	Vertex Pharmaceuticals, Inc. (a)	3,381
		21,527
	Capital Markets — 4.4%
136	American Capital Strategies Ltd.	6,307
326	Charles Schwab Corp. (The)	6,298
257	Eaton Vance Corp.	8,485
208	Federated Investors, Inc., Class B	7,042
90	GFI Group, Inc. (a)	5,619
75	Greenhill & Co., Inc.	5,532
38	Investment Technology Group, Inc. (a)	1,626
103	Investors Financial Services Corp.	4,404
366	Janus Capital Group, Inc.	7,910
61	Jefferies Group, Inc.	1,629
71	Legg Mason, Inc.	6,796
118	Northern Trust Corp.	7,164
139	Nuveen Investments, Inc., Class A	7,209
21	Raymond James Financial, Inc.	648
119	T. Rowe Price Group, Inc.	5,206
363	TD Ameritrade Holding Corp.	5,873
219	Waddell & Reed Financial, Inc.	6,003
		93,751
	Chemicals — 2.6%
65	Air Products & Chemicals, Inc.	4,556
33	Ashland, Inc.	2,292
478	Chemtura Corp.	4,607
137	E.I. du Pont de Nemours & Co.	6,681
166	Ecolab, Inc.	7,482
130	Monsanto Co.	6,807
379	Mosiac Co. (The) (a)	8,101
68	Praxair, Inc.	4,026
145	Scotts Miracle-Gro Co. (The), Class A	7,473
		52,025
	Commercial Banks — 2.3%
200	Commerce Bancorp, Inc.	7,054
42	East West Bancorp, Inc.	1,489
171	Fifth Third Bancorp	7,005
74	First Midwest Bancorp, Inc.	2,867
66	First Republic Bank	2,585
193	Popular, Inc.	3,470
122	SVB Financial Group (a)	5,683
79	Synovus Financial Corp.	2,426
269	UCBH Holdings, Inc.	4,723
78	UnionBanCal Corp.	4,755
41	Valley National Bancorp	1,088
61	Westamerica Bancorp	3,071
56	Wintrust Financial Corp.	2,683
		48,899
	Commercial Services & Supplies — 2.4%
102	Brady Corp., Class A	3,806
76	Corporate Executive Board Co.	6,659
306	Covanta Holding Corp. (a)	6,744
81	Herman Miller, Inc.	2,948
77	HNI Corp.	3,405
78	Mine Safety Appliances Co.	2,847
50	Navigant Consulting, Inc. (a)	994
160	Resources Connection, Inc. (a)	5,109
103	Stericycle, Inc. (a)	7,741
172	TeleTech Holdings, Inc. (a)	4,114
161	Waste Connections, Inc. (a)	6,675
		51,042
	Communications Equipment — 2.2%
1,570	3Com Corp. (a)	6,454
163	Ciena Corp. (a)	4,521
1,928	Finisar Corp. (a)	6,229
132	JDS Uniphase Corp. (a)	2,193

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Communications Equipment — Continued
319	Nortel Networks Corp. (Canada) (a)	8,535
1,006	Powerwave Technologies, Inc. (a)	6,490
64	Research In Motion Ltd. (Canada) (a)	8,141
279	Tekelec (a)	4,141
		46,704
	Computers & Peripherals — 2.3%
112	Apple Computer, Inc. (a)	9,491
160	Avid Technology, Inc. (a)	5,976
335	EMC Corp. (a)	4,423
227	Intermec, Inc. (a)	5,517
249	QLogic Corp. (a)	5,469
119	SanDisk Corp. (a)	5,125
245	Seagate Technology (Cayman Islands)	6,491
1,016	Sun Microsystems, Inc. (a)	5,505
		47,997
	Construction & Engineering — 0.8%
79	Fluor Corp.	6,411
305	Shaw Group, Inc. (The) (a)	10,214
		16,625
	Construction Materials — 0.1%
26	Vulcan Materials Co.	2,306
	Consumer Finance — 0.1%
35	American Express Co.	2,096
	Containers & Packaging — 0.8%
15	Aptargroup, Inc.	887
82	Bemis Co.	2,780
324	Crown Holdings, Inc. (a)	6,776
628	Smurfit-Stone Container Corp. (a)	6,635
		17,078
	Distributors — 0.2%
74	Genuine Parts Co.	3,502
	Diversified Consumer Services — 1.1%
245	Corinthian Colleges, Inc. (a)	3,335
59	DeVry, Inc.	1,654
322	H&R Block, Inc.	7,408
119	Jackson Hewitt Tax Service, Inc.	4,058
47	Strayer Education, Inc.	4,970
50	Weight Watchers International, Inc.	2,641
		24,066
	Diversified Financial Services — 1.3%
16	Chicago Mercantile Exchange Holdings, Inc., Class A	8,346
112	International Securities Exchange Holdings Inc.	5,236
78	Moody’s Corp.	5,379
244	Nasdaq Stock Market, Inc. (The) (a)	7,515
		26,476
	Diversified Telecommunication Services — 0.6%
311	Citizens Communications Co.	4,472
232	NeuStar, Inc., Class A (a)	7,525
		11,997
	Electric Utilities — 2.3%
156	Allegheny Energy, Inc. (a)	7,164
170	Duke Energy Corp.	5,653
21	Entergy Corp.	1,943
105	Exelon Corp.	6,520
48	Hawaiian Electric Industries, Inc.	1,293
35	IDACORP, Inc.	1,351
211	Northeast Utilities	5,929
314	Reliant Energy, Inc. (a)	4,464
437	Sierra Pacific Resources (a)	7,354
178	Southern Co. (The)	6,565
		48,236
	Electrical Equipment — 0.9%
199	Energy Conversion Devices, Inc. (a)	6,754
92	Hubbell, Inc., Class B	4,155
31	Rockwell Automation, Inc.	1,863
148	Roper Industries, Inc.	7,417
		20,189
	Electronic Equipment & Instruments — 0.6%
31	CDW Corp.	2,187
255	Cogent, Inc. (a)	2,804
229	FLIR Systems, Inc. (a)	7,304
		12,295
	Energy Equipment & Services — 2.4%
61	Baker Hughes, Inc.	4,546
174	CARBO Ceramics, Inc.	6,514
276	Dresser-Rand Group, Inc. (a)	6,746
337	Hanover Compressor Co. (a)	6,368
53	Hydril Co. (a)	4,005
36	Oceaneering International, Inc. (a)	1,419
307	RPC, Inc.	5,185
119	Smith International, Inc.	4,882
55	Transocean, Inc. (a)	4,411
94	Universal Compression Holdings, Inc. (a)	5,825
		49,901

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Food & Staples Retailing — 2.1%
211		CVS Corp.	6,536
210		Great Atlantic & Pacific Tea Co., Inc.	5,395
1,465		Rite Aid Corp. (a)	7,971
31		SUPERVALU, Inc.	1,113
212		SYSCO Corp.	7,795
137		United Natural Foods, Inc. (a)	4,915
114		Walgreen Co.	5,247
114		Whole Foods Market, Inc.	5,356
			44,328
		Food Products — 2.1%
103		Corn Products International, Inc.	3,554
110		Flowers Foods, Inc.	2,974
136		Hershey Foods Corp. (The)	6,790
76		Kellogg Co.	3,783
18		McCormick & Co., Inc. (Non-voting)	690
217		Pilgrim’s Pride Corp.	6,393
166		Smithfield Foods, Inc. (a)	4,272
463		Tyson Foods, Inc., Class A	7,609
152		Wm. Wrigley, Jr. Co.	7,855
			43,920
		Gas Utilities — 0.8%
192		Equitable Resources, Inc.	8,019
81		New Jersey Resources Corp.	3,930
118		Piedmont Natural Gas Co.	3,151
76		WGL Holdings, Inc.	2,467
			17,567
		Health Care Equipment & Supplies — 4.0%
67		Alcon, Inc. (Switzerland)	7,448
257		American Medical Systems Holdings, Inc. (a)	4,754
106		Arthrocare Corp. (a)	4,229
15		Bausch & Lomb, Inc.	804
189		Biomet, Inc.	7,819
398		Boston Scientific Corp. (a)	6,839
79		Cooper Cos., Inc. (The)	3,521
105		Gen-Probe, Inc. (a)	5,498
116		Hologic, Inc. (a)	5,466
178		Hospira, Inc. (a)	5,991
98		PolyMedica Corp.	3,967
154		ResMed, Inc. (a)	7,572
135		Respironics, Inc. (a)	5,078
192		St. Jude Medical, Inc. (a)	7,001
106		Stryker Corp.	5,824
41		Varian Medical Systems, Inc. (a)	1,940
			83,751
		Health Care Providers & Services — 2.0%
85		Brookdale Senior Living, Inc.	4,061
127		DaVita, Inc. (a)	7,233
329		Health Management Associates, Inc., Class A	6,948
129		Omnicare, Inc.	4,975
92		Owens & Minor, Inc.	2,865
53		Patterson Cos., Inc. (a)	1,879
161		PSS World Medical, Inc. (a)	3,145
16		Psychiatric Solutions, Inc. (a)	618
1,026		Tenet Healthcare Corp. (a)	7,153
147		United Surgical Partners International, Inc. (a)	4,177
			43,054
		Health Care Technology — 0.5%
196		Allscripts Healthcare Solutions, Inc. (a)	5,282
30		Cerner Corp. (a)	1,343
222		Eclipsys Corp. (a)	4,572
			11,197
		Hotels, Restaurants & Leisure — 4.1%
116		Applebee’s International, Inc.	2,870
87		Boyd Gaming Corp.	3,920
274		Cheesecake Factory, Inc. (The) (a)	6,749
83		Gaylord Entertainment Co. (a)	4,204
101		Hilton Hotels Corp.	3,525
45		Las Vegas Sands Corp. (a)	3,993
109		Life Time Fitness, Inc. (a)	5,270
112		Panera Bread Co., Class A (a)	6,271
198		PF Chang’s China Bistro, Inc. (a)	7,605
237		Scientific Games Corp., Class A (a)	7,166
193		Sonic Corp. (a)	4,623
122		Starbucks Corp. (a)	4,320
63		Station Casinos, Inc.	5,176
—	(h)	Tim Hortons, Inc. (Canada)	—	(h)
106		Vail Resorts, Inc. (a)	4,755
205		WMS Industries, Inc. (a)	7,142
99		Wynn Resorts Ltd.	9,320
			86,909
		Household Durables — 2.0%
29		Centex Corp.	1,618
291		D.R. Horton, Inc.	7,715
25		Fortune Brands, Inc.	2,165
35		Harman International Industries, Inc.	3,526
47		Hovnanian Enterprises, Inc., Class A (a)	1,577
152		MDC Holdings, Inc.	8,647
221		Pulte Homes, Inc.	7,307

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Household Durables — Continued
240	Standard-Pacific Corp.	6,443
103	Toll Brothers, Inc. (a)	3,321
		42,319
	Household Products — 0.5%
67	Church & Dwight Co., Inc.	2,865
114	Procter & Gamble Co.	7,321
		10,186
	Independent Power Producers & Energy Traders — 0.0% (g)
26	Black Hills Corp.	942
	Industrial Conglomerates — 0.1%
28	3M Co.	2,180
	Insurance — 2.8%
128	Aflac, Inc.	5,879
184	AON Corp.	6,493
153	Brown & Brown, Inc.	4,328
263	Fidelity National Title Group, Inc., Class A	6,281
246	Gallagher (Arthur J.) & Co.	7,280
88	Hilb, Rogal & Hobbs Co.	3,688
255	Marsh & McLennan Cos., Inc.	7,822
81	Mercury General Corp.	4,296
145	National Financial Partners Corp.	6,359
66	Phoenix Cos., Inc. (The)	1,049
106	Stancorp Financial Group, Inc.	4,771
		58,246
	Internet & Catalog Retail — 0.2%
226	Liberty Media Holding Corp. — Interactive, Class A (a)	4,878
	Internet Software & Services — 1.6%
669	CNET Networks, Inc. (a)	6,082
249	eBay, Inc. (a)	7,481
26	Equinix, Inc. (a)	1,974
199	VeriSign, Inc. (a)	4,780
176	WebEx Communications, Inc. (a)	6,152
244	Yahoo!, Inc. (a)	6,223
		32,692
	IT Services — 3.1%
687	BearingPoint, Inc. (a)	5,403
20	CACI International, Inc., Class A (a)	1,102
114	DST Systems, Inc. (a)	7,116
161	Euronet Worldwide, Inc. (a)	4,779
246	Gartner, Inc. (a)	4,873
142	Iron Mountain, Inc. (a)	5,850
65	MasterCard, Inc., Class A	6,368
112	Paychex, Inc.	4,424
66	Sabre Holdings Corp., Class A	2,119
136	TALX Corp.	3,725
732	Unisys Corp. (a)	5,738
219	VeriFone Holdings, Inc. (a)	7,758
263	Western Union Co. (The)	5,899
		65,154
	Leisure Equipment & Products — 0.7%
268	Callaway Golf Co.	3,855
123	Polaris Industries, Inc.	5,758
135	Pool Corp.	5,281
		14,894
	Life Sciences Tools & Services — 2.2%
322	Affymetrix, Inc. (a)	7,420
47	Covance, Inc. (a)	2,766
105	Millipore Corp. (a)	6,995
405	Nektar Therapeutics (a)	6,165
217	Pharmaceutical Product Development, Inc.	6,987
65	Techne Corp. (a)	3,580
166	Thermo Electron Corp. (a)	7,540
97	Ventana Medical Systems, Inc. (a)	4,156
		45,609
	Machinery — 2.3%
255	Briggs & Stratton Corp.	6,873
60	Bucyrus International, Inc.	3,104
101	Clarcor, Inc.	3,428
30	Danaher Corp.	2,157
78	Deere & Co.	7,398
145	Donaldson Co., Inc.	5,034
118	ESCO Technologies, Inc. (a)	5,371
138	Flowserve Corp. (a)	6,953
9	Graco, Inc.	366
48	Kennametal, Inc.	2,820
24	Pall Corp.	845
141	Pentair, Inc.	4,437
		48,786
	Marine — 0.2%
102	Alexander & Baldwin, Inc.	4,514
	Media — 2.3%
131	Arbitron, Inc.	5,670
116	Catalina Marketing Corp.	3,189
334	Discovery Holding Co., Class A (a)	5,373

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   47

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Media — Continued
200	Dow Jones & Co., Inc.	7,599
108	Lamar Advertising Co., Class A (a)	7,071
151	New York Times Co., Class A	3,681
275	NTL, Inc.	6,941
545	XM Satellite Radio Holdings, Inc., Class A (a)	7,881
		47,405
	Metals & Mining — 0.5%
123	Alcoa, Inc.	3,690
26	Allegheny Technologies, Inc.	2,361
120	Newmont Mining Corp.	5,419
		11,470
	Multi-Utilities — 1.4%
121	Ameren Corp.	6,504
106	Consolidated Edison, Inc.	5,107
69	Dominion Resources, Inc.	5,787
178	NiSource, Inc.	4,293
85	Public Service Enterprise Group, Inc.	5,616
105	Vectren Corp.	2,979
		30,286
	Multiline Retail — 0.3%
451	Dollar General Corp.	7,244
	Office Electronics — 0.3%
162	Zebra Technologies Corp., Class A (a)	5,630
	Oil, Gas & Consumable Fuels — 5.3%
161	Arch Coal, Inc.	4,839
156	Berry Petroleum Co., Class A	4,843
179	Bill Barrett Corp. (a)	4,858
216	Cheniere Energy, Inc. (a)	6,250
117	Cimarex Energy Co.	4,287
147	Consol Energy, Inc.	4,725
78	Crosstex Energy, Inc.	2,483
125	Encore Acquisition Co. (a)	3,066
288	Energy Partners Ltd. (a)	7,025
106	Evergreen Energy Inc. (a)	1,044
158	Forest Oil Corp. (a)	5,175
151	Foundation Co. al Holdings, Inc.	4,788
64	Helix Energy Solutions Group, Inc. (a)	2,005
68	Hess Corp.	3,351
57	Holly Corp.	2,931
15	Marathon Oil Corp.	1,350
280	Massey Energy Co.	6,513
140	Murphy Oil Corp.	7,143
149	Newfield Exploration Co. (a)	6,842
71	Peabody Energy Corp.	2,852
502	PetroHawk Energy Corp. (a)	5,777
22	Pogo Producing Co.	1,075
195	Quicksilver Resources, Inc. (a)	7,150
172	Southwestern Energy Co. (a)	6,039
132	W&T Offshore, Inc.	4,070
19	World Fuel Services Corp.	859
		111,340
	Paper & Forest Products — 0.2%
134	Bowater, Inc.	3,021
74	MeadWestvaco Corp.	2,218
		5,239
	Personal Products — 0.4%
235	Avon Products, Inc.	7,780
	Pharmaceuticals — 1.1%
108	Abraxis BioScience, Inc. (a)	2,952
96	Adams Respiratory Therapeutics, Inc. (a)	3,909
60	Allergan, Inc.	7,238
217	Bristol-Myers Squibb Co.	5,723
21	New River Pharmaceuticals, Inc. (a)	1,173
32	Sepracor, Inc. (a)	1,982
		22,977
	Real Estate Investment Trusts (REITs) — 0.9%
46	Cousins Properties, Inc.	1,612
29	Federal Realty Investment Trust	2,486
49	First Industrial Realty Trust, Inc.	2,279
15	General Growth Properties, Inc.	771
121	Longview Fibre Co.	2,655
38	Mills Corp. (The)	752
14	Pennsylvania Real Estate Investment Trust	536
38	Post Properties, Inc.	1,738
148	Potlatch Corp.	6,500
		19,329
	Road & Rail — 0.6%
105	Avis Budget Group, Inc.	2,286
189	Knight Transportation, Inc.	3,230
96	Landstar System, Inc.	3,684
220	Werner Enterprises, Inc.	3,852
		13,052

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Semiconductors & Semiconductor Equipment — 3.7%
92	Altera Corp. (a)	1,811
172	ATMI, Inc. (a)	5,262
132	Cree, Inc. (a)	2,280
461	Cypress Semiconductor Corp. (a)	7,775
175	Entegris, Inc. (a)	1,892
316	Intel Corp.	6,408
206	Linear Technology Corp.	6,251
347	Marvell Technology Group Ltd. (Bermuda) (a)	6,654
174	Maxim Integrated Products, Inc.	5,332
216	Microchip Technology, Inc.	7,058
282	Microsemi Corp. (a)	5,542
790	PMC-Sierra, Inc. (a)	5,299
136	Silicon Laboratories, Inc. (a)	4,709
221	Sirf Technology Holdings, Inc. (a)	5,652
332	Spansion, Inc., Class A (a)	4,933
		76,858
	Software — 3.5%
560	Activision, Inc. (a)	9,651
230	Adobe Systems, Inc. (a)	9,448
191	Autodesk, Inc. (a)	7,713
54	Citrix Systems, Inc. (a)	1,470
142	Electronic Arts, Inc. (a)	7,133
181	Intuit, Inc. (a)	5,536
409	Lawson Software, Inc. (a)	3,023
178	NAVTEQ Corp. (a)	6,225
421	Take-Two Interactive Software, Inc. (a)	7,469
303	THQ, Inc. (a)	9,838
118	Transaction Systems Architects, Inc. (a)	3,833
264	Wind River Systems, Inc. (a)	2,711
		74,050
	Specialty Retail — 4.5%
155	Aaron Rents, Inc.	4,475
292	Borders Group, Inc.	6,526
192	CarMax, Inc. (a)	10,320
213	Chico’s FAS, Inc. (a)	4,399
106	Children’s Place Retail Stores, Inc. (The) (a)	6,710
14	Dick’s Sporting Goods, Inc. (a)	700
168	GameStop Corp., Class A (a)	9,249
141	Guitar Center, Inc. (a)	6,392
112	J Crew Group, Inc. (a)	4,323
175	O’Reilly Automotive, Inc. (a)	5,619
287	Pacific Sunwear of California, Inc. (a)	5,625
210	Talbots, Inc.	5,071
204	Tiffany & Co.	8,018
136	Tractor Supply Co. (a)	6,062
419	Urban Outfitters, Inc. (a)	9,647
36	Zale Corp. (a)	1,021
		94,157
	Textiles, Apparel & Luxury Goods — 1.1%
215	Coach, Inc. (a)	9,231
458	Quiksilver, Inc. (a)	7,211
117	Under Armour, Inc., Class A (a)	5,902
		22,344
	Thrifts & Mortgage Finance — 1.1%
98	Astoria Financial Corp.	2,953
508	Hudson City Bancorp, Inc.	7,049
366	New York Community Bancorp, Inc.	5,891
105	People’s Bank	4,687
42	Webster Financial Corp.	2,026
		22,606
	Trading Companies & Distributors — 0.5%
191	Fastenal Co.	6,867
79	Watsco, Inc.	3,734
		10,601
	Water Utilities — 0.3%
260	Aqua America, Inc.	5,916
	Wireless Telecommunication Services — 0.7%
205	American Tower Corp., Class A (a)	7,661
247	SBA Communications Corp., Class A (a)	6,804
		14,465
	Total Short Positions — 93.0% (Proceeds $1,818,725)	$1,955,819

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   49

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 86.4%
		Common Stocks — 85.6%
		Aerospace & Defense — 0.7%
70		Spirit Aerosystems Holdings, Inc. (a)	2,343
		Beverages — 0.6%
40		Anheuser-Busch Cos., Inc.	1,968
		Building Products — 1.7%
210		Griffon Corp. (a)	5,355
		Capital Markets — 3.3%
170		Charles Schwab Corp. (The)	3,288
245		W.P. Carey & Co. LLC (i)	7,367
			10,655
		Chemicals — 0.7%
20		Albemarle Corp.	1,436
10		Sigma-Aldrich Corp.	777
			2,213
		Commercial Banks — 8.1%
25		M&T Bank Corp.	3,054
65		SunTrust Banks, Inc.	5,489
125		Synovus Financial Corp.	3,854
30		U.S. Bancorp	1,086
40		United Community Banks, Inc.	1,293
95		Wachovia Corp.	5,414
40		Wells Fargo & Co.	1,422
100		Wilmington Trust Corp.	4,217
			25,829
		Commercial Services & Supplies — 0.9%
60		Pitney Bowes, Inc.	2,771
		Communications Equipment — 0.8%
65		QUALCOMM, Inc.	2,456
		Construction Materials — 1.4%
80		Cemex S.A. de C.V. ADR (Mexico) (a)	2,711
20		Vulcan Materials Co.	1,797
			4,508
		Consumer Finance — 2.1%
25		American Express Co.	1,517
68		Capital One Financial Corp.	5,188
			6,705
		Containers & Packaging — 0.9%
60		Temple-Inland, Inc.	2,762
		Distributors — 0.5%
35		Genuine Parts Co.	1,660
		Diversified Financial Services — 2.1%
40		Bank of America Corp.	2,135
85		Onex Corp. (Canada) (i)	2,071
95		Resource America, Inc., Class A	2,508
			6,714
		Diversified Telecommunication Services — 2.9%
45		Alaska Communications Systems Group, Inc.	684
100		Commonwealth Telephone Enterprises, Inc.	4,186
299		Windstream Corp.	4,254
			9,124
		Energy Equipment & Services — 0.8%
40		Universal Compression Holdings, Inc. (a)	2,484
		Food & Staples Retailing — 1.9%
30		Costco Wholesale Corp.	1,586
60		CVS Corp.	1,855
100		Pathmark Stores, Inc. (a)	1,115
100		Winn-Dixie Stores, Inc. (a)	1,350
			5,906
		Health Care Providers & Services — 2.0%
130		Coventry Health Care, Inc. (a)	6,507
		Hotels, Restaurants & Leisure — 2.7%
100		AFC Enterprises, Inc. (a)	1,767
100		Cedar Fair LP	2,782
65		McDonald’s Corp.	2,882
60		Steak n Shake Co. (The) (a)	1,056
			8,487
		Industrial Conglomerates — 1.9%
55		Carlisle Cos., Inc.	4,318
60		Walter Industries, Inc.	1,623
			5,941
		Insurance — 9.6%
60		21st Century Insurance Group	1,059
125		Assurant, Inc.	6,906
—	(h)	Berkshire Hathaway, Inc., Class A (a)	6,599
20		Infinity Property & Casualty Corp.	968
100		IPC Holdings Ltd. (Bermuda)	3,145
65		Loews Corp.	2,696
30		OneBeacon Insurance Group Ltd. (a)	840
170		ProAssurance Corp. (a)	8,486
			30,699

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Machinery — 1.0%
40		Crane Co.	1,465
—	(h)	Mueller Water Products, Inc. (a)	—	(h)
35		Oshkosh Truck Corp.	1,695
			3,160
		Media — 4.1%
180		Clear Channel Communications, Inc.	6,397
70		McClatchy Co., Class A	3,031
5		Washington Post Co. (The), Class B	3,728
			13,156
		Metals & Mining — 1.0%
15		Rio Tinto plc ADR (United Kingdom)	3,187
		Multiline Retail — 0.4%
8		Sears Holdings Corp. (a)	1,343
		Oil, Gas & Consumable Fuels — 12.4%
100		Buckeye GP Holdings LP	1,638
80		Devon Energy Corp.	5,366
95		Kinder Morgan Management LLC (a)	4,328
75		Kinder Morgan, Inc.	7,931
62		Teekay Offshore Partners LP (Bahamas) (a) (i)	1,632
200		Teekay Shipping Corp. (Bahamas)	8,724
228		Valero GP Holdings LLC	5,657
160		Williams Cos., Inc.	4,179
			39,455
		Pharmaceuticals — 0.3%
25		Merck & Co., Inc.	1,090
		Real Estate Investment Trusts (REITs) — 7.3%
175		Agree Realty Corp.	6,015
65		Crystal River Capital, Inc.	1,659
70		DCT Industrial Trust, Inc. (i)	826
70		iStar Financial, Inc.	3,347
70		National Health Investors, Inc.	2,310
40		Plum Creek Timber Co., Inc.	1,594
50		PS Business Parks, Inc., Class A	3,536
100		Rayonier, Inc.,	4,105
			23,392
		Real Estate Management & Development — 1.1%
35		Brookfield Asset Management, Inc., Class A (Canada)	1,686
45		Brookfield Properties Co.	1,770
			3,456
		Road & Rail — 1.2%
35		Florida East Coast Industries, Inc., Class A	2,086
100		Hertz Global Holdings, Inc. (a)	1,739
			3,825
		Software — 0.8%
90		Microsoft Corp.	2,687
		Specialty Retail — 4.9%
155		AutoNation, Inc. (a)	3,315
50		AutoZone, Inc. (a)	5,778
80		Home Depot, Inc.	3,213
50		Limited Brands, Inc.	1,447
60		TJX Cos., Inc.	1,711
			15,464
		Textiles, Apparel & Luxury Goods — 2.1%
30		Columbia Sportswear Co.	1,671
60		V.F. Corp.	4,925
			6,596
		Thrifts & Mortgage Finance — 1.5%
70		Freddie Mac	4,753
		Tobacco — 0.7%
25		Altria Group, Inc.	2,146
		Trading Companies & Distributors — 1.2%
85		GATX Corp.	3,683
		Total Common Stocks (Cost $242,351)	272,480
		Investment Company — 0.8%
102		Cohen & Steers Select Utility Fund, Inc. (Cost $2,203)	2,504
		Total Long-Term Investments (Cost $244,554)	274,984
Short-Term Investments — 13.3%
		Investment Company — 13.3%
42,352		JPMorgan Prime Money Market Fund (b) (m) (Cost $42,352)	42,352
		Total Investments — 99.7% (Cost $286,906)	317,336
		Other Assets in Excess of Liabilities — 0.3%	1,023
		NET ASSETS — 100.0%	$318,359

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   51

JPMorgan Mid Cap/Multi Cap Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors, Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)	—	Amount rounds to less than 0.1%.

(h)	—	Amount rounds to less than one thousand.

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(j)	—	All or a portion of these securities are segregated for short sales.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR	—	American Depositary Receipt.

FRN	—	Floating Rate Note. The rate shown is the rate in effect as of December 31, 2006.

REIT	—	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$946,816	$1,440,673	$897,979	$82,950
Investments in affiliates, at value	25,604	26,376	19,019	1,158
Total investment securities, at value	972,420	1,467,049	916,998	84,108
Cash	42	22	34	—	(b)
Receivables:
Investment securities sold	154	230	—	—
Fund shares sold	3,063	851	135	17
Interest and dividends	393	552	1,543	44
Prepaid expenses and other assets	—	7	4	—
Total Assets	976,072	1,468,711	918,714	84,169

LIABILITIES:
Payables:
Investment securities purchased	4,221	6,383	—	364
Collateral for securities lending program	93,261	155,515	61,051	10,582
Fund shares redeemed	709	3,108	2,888	123
Accrued liabilities:
Investment advisory fees	299	735	483	31
Administration fees	83	109	72	5
Shareholder servicing fees	187	188	118	4
Distribution fees	132	209	105	11
Custodian and accounting fees	23	27	32	4
Trustees’ and Officers’ fees	39	1	—	1
Other	324	655	357	48
Total Liabilities	99,278	166,930	65,106	11,173
Net Assets:	$876,794	$1,301,781	$853,608	$72,996

(a) Redemption price for Class B and Class C shares varies based on the length of time the shares were held.

(b) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
NET ASSETS:
Paid in capital	$723,986	$1,012,285	$625,237	$301,351
Accumulated undistributed (distributions in excess of) net investment income	(2,040)	(4,416)	(1,412)	(237)
Accumulated net realized gains (losses)	26,939	103,598	18,441	(238,119)
Net unrealized appreciation (depreciation)	127,909	190,314	211,342	10,001
Total Net Assets	$876,794	$1,301,781	$853,608	$72,996

Net Assets:
Class A	$480,195	$441,832	$230,101	$48,394
Class B	22,917	137,767	57,459	1,227
Class C	21,463	39,736	30,759	51
Select Class	352,219	673,558	532,797	23,324
Ultra	—	8,888	2,492	—
Total	$876,794	$1,301,781	$853,608	$72,996

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	11,990	19,802	15,566	6,665
Class B	632	7,340	4,103	177
Class C	602	1,904	2,196	7
Select Class	8,265	28,825	36,238	3,206
Ultra	—	379	169	—

Net Asset Value
Class A — Redemption price per share	$40.05	$22.31	$14.78	$7.26
Class B — Offering price per share (a)	36.26	18.77	14.01	6.91
Class C — Offering price per share (a)	35.63	20.87	14.00	6.91
Select Class — Offering and redemption price per share	42.62	23.37	14.70	7.27
Ultra — Offering and redemption price per share	—	23.43	14.71	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$42.27	$23.55	$15.60	$7.66

Cost of investments	$844,511	$1,276,735	$705,656	$74,107
Market value of securities on loan	91,142	152,207	59,586	10,383

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund		Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$311,086	$7,995,262	$1,973,505		$274,984
Investments in affiliates, at value	7,358	320,524	54,335		42,352
Total investment securities, at value	318,444	8,315,786	2,027,840		317,336
Cash	16	447	93		17
Deposit with broker for securities sold short	—	—	2,022,511		—
Receivables:
Investment securities sold	74	2,359	—		1,422
Fund shares sold	457	37,662	3,012		3,554
Interest and dividends	291	11,955	10,840		749
Prepaid expenses and other assets	—	—	—	(b)	—
Total Assets	319,282	8,368,209	4,064,296		323,078

LIABILITIES:
Payables:
Dividends for securities sold short	—	—	1,199		—
Investment securities purchased	1,395	34,318	—		3,984
Securities sold short	—	—	1,955,819		—
Collateral for securities lending program	18,033	270,674	—		—
Fund shares redeemed	132	36,250	1,183		257
Accrued liabilities:
Investment advisory fees	169	3,872	1,988		137
Administration fees	24	541	155		21
Shareholder servicing fees	18	1,222	46		63
Distribution fees	—	1,394	179		122
Custodian and accounting fees	8	125	27		17
Trustees’ and Officers’ fees	5	10	4		—	(b)
Other	34	2,258	234		118
Total Liabilities	19,818	350,664	1,960,834		4,719
Net Assets:	$299,464	$8,017,545	$2,103,462		$318,359

(a) Redemption price for Class B and Class C shares varies based on the length of time the shares were held.

(b) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$232,442	$6,506,087	$2,020,017	$283,360
Accumulated undistributed (distributions in excess of) net investment income	(385)	(17,660)	(1,229)	198
Accumulated net realized gains (losses)	6,428	74,592	(58,775)	4,371
Net unrealized appreciation (depreciation)	60,979	1,454,526	143,449	30,430
Total Net Assets	$299,464	$8,017,545	$2,103,462	$318,359

Net Assets:
Class A	$—	$3,453,811	$200,059	$124,733
Class B	—	235,797	25,982	—
Class C	—	803,711	189,499	158,240
Select Class	299,464	1,235,504	1,687,922	27,180
Institutional Class	—	2,288,722	—	8,206
Total	$299,464	$8,017,545	$2,103,462	$318,359

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	—	134,048	18,250	6,571
Class B	—	9,333	2,399	—
Class C	—	31,738	17,495	8,374
Select Class	8,668	47,578	153,293	1,429
Institutional Class	—	87,586	—	433

Net Asset Value:
Class A — Redemption price per share	$—	$25.77	$10.96	$18.98
Class B — Offering price per share (a)	—	25.27	10.83	—
Class C — Offering price per share (a)	—	25.32	10.83	18.90
Select Class — Offering and redemption price per share	34.55	25.97	11.01	19.02
Institutional Class — Offering and redemption price per share	—	26.13	—	18.95
Class A maximum sales charge	—	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$—	$27.20	$11.57	$20.03

Cost of investments	$257,465	$6,861,260	$1,747,297	$286,906
Market value of securities on loan	17,608	265,265	—	—
Proceeds received from securities sold short	—	—	1,818,725	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
INVESTMENT INCOME
Dividend income	$1,699	$2,742	$8,064	$220
Dividend income from affiliates (a)	501	428	495	16
Income from securities lending (net)	357	553	228	20
Foreign taxes withheld	(2)	(3)	(12)	—	(b)
Total investment income	2,555	3,720	8,775	256

EXPENSES
Investment advisory fees	1,697	4,440	2,929	237
Administration fees	428	689	455	37
Distribution fees
Class A	589	553	285	82
Class B	95	544	220	5
Class C	78	153	119	—	(b)
Shareholder servicing fees
Class A	589	553	285	82
Class B	32	181	73	2
Class C	26	51	40	—	(b)
Select Class	414	906	721	7
Custodian and accounting fees	43	54	54	23
Interest expense	—	6	—	2
Professional fees	21	34	30	23
Trustees’ and Officers’ fees	6	11	7	1
Printing and mailing costs	83	79	49	14
Registration and filing fees	44	35	29	32
Transfer agent fees	395	445	174	38
Other	6	18	17	11
Total expenses	4,546	8,752	5,487	596
Less amounts waived	—	(638)	(423)	(105)
Less earnings credits	(3)	— (b)	— (b)	—	(b)
Less reimbursement for legal matters	—	(5)	(4)	—
Net expenses	4,543	8,109	5,060	491
Net investment income (loss)	(1,988)	(4,389)	3,715	(235)

REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from investments	53,333	131,012	56,125	5,171
Change in net unrealized appreciation (depreciation) of investments	3,161	(43,465)	33,780	1,611
Net realized/unrealized gains (losses)	56,494	87,547	89,905	6,782
Change in net assets resulting from operations	$54,506	$83,158	$93,620	$6,547

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Mid Cap Equity Fund		Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME
Dividend income	$1,506		$58,835	$13,522	$2,292
Dividend income from affiliates (a)	211		6,081	3,819	772
Interest income	—		—	43,422 (c)	—
Income from securities lending (net)	55		739	—	—
Foreign taxes withheld	(3)		(157)	(12)	(3)
Total investment income	1,769		65,498	60,751	3,061

EXPENSES
Investment advisory fees	975		24,885	12,674	760
Administration fees	151		3,859	1,022	118
Distribution fees
Class A	—		4,023	249	118
Class B	—		878	102	—
Class C	—		2,983	738	432
Shareholder servicing fees
Class A	—		4,023	249	118
Class B	—		293	34	—
Class C	—		994	246	144
Select Class	375		1,597	2,006	25
Institutional Class	—		1,066	—	2
Custodian and accounting fees	23		251	74	26
Interest expense	—	(b)	—	—	1
Professional fees	17		64	28	22
Trustees’ and Officers’ fees	2		55	16	2
Printing and mailing costs	22		989	48	26
Registration and filing fees	15		12	35	58
Transfer agent fees	25		2,497	337	99
Dividend expense on securities sold short	—		—	11,028	—
Other	4		101	30	4
Total expenses	1,609		48,570	28,916	1,955
Less amounts waived	(259)		(5,057)	(3,833)	(222)
Less earnings credits	—	(b)	(10)	(4)	(17)
Less expense reimbursements	—		—	—	—
Less reimbursement for legal matters	—		—	(7)	—
Net expenses	1,350		43,503	25,072	1,716
Net investment income (loss)	419		21,995	35,679	1,345

REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from:
Investments	15,392		181,284	28,797	5,830
Securities sold short	—		—	(64,411)	—
Net realized gain (loss)	15,392		181,284	(35,614)	5,830
Change in net unrealized appreciation (depreciation) of:
Investments	8,257		525,693	153,325	22,297
Securities sold short	—		—	(96,311)	—
Change in net unrealized appreciation (depreciation)	8,257		525,693	57,014	22,297
Net realized/unrealized gains (losses)	23,649		706,977	21,400	28,127
Change in net assets resulting from operations	$24,068		$728,972	$57,079	$29,472

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

(c)	Interest Income earned on segregated cash for short positions.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
CHANGE IN NET ASSETS FROM RESULTING OPERATIONS:
Net investment income (loss)	$(1,988)	$77	$(3,919)	$(4,389)	$(6,171)
Net realized gain (loss)	53,333	27,670	55,475	131,012	251,056
Change in net unrealized appreciation (depreciation)	3,161	2,458	19,484	(43,465)	(49,784)
Change in net assets resulting from operations	54,506	30,205	71,040	83,158	195,101

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(37,430)	—	(34,577)	(70,626)	(34,627)
Class B
From net realized gains	(2,088)	—	(2,960)	(25,785)	(16,185)
Class C
From net realized gains	(1,859)	—	(1,296)	(6,793)	(3,861)
Select Class
From net investment income	(74)	—	—	—	—
From net realized gains	(25,344)	—	(18,489)	(107,952)	(74,921)
Ultra
From net realized gains	—	—	—	(1,418)	(1,349)
Total distributions to shareholders	(66,795)	—	(57,322)	(212,574)	(130,943)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	48,054	25,344	229,735	(2,991)	(360,585)

NET ASSETS:
Change in net assets	35,765	55,549	243,453	(132,407)	(296,427)
Beginning of period	841,029	785,480	542,027	1,434,188	1,730,615
End of period	$876,794	$841,029	$785,480	$1,301,781	$1,434,188
Accumulated undistributed (distributions in excess of) net investment income	$(2,040)	$22	$(42)	$(4,416)	$(27)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS FROM RESULTING OPERATIONS:
Net investment income (loss)	$3,715	$9,605	$(235)	$(128)	$(447)
Net realized gain (loss)	56,125	195,181	5,171	1,848	8,398
Change in net unrealized appreciation (depreciation)	33,780	(95,936)	1,611	(187)	(2,867)
Change in net assets resulting from operations	93,620	108,850	6,547	1,533	5,084

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(808)	(1,911)	—	—	—
From net realized gains	(37,633)	(62,387)	—	—	—
Class B
From net investment income	(77)	(222)	—	—	—
From net realized gains	(9,973)	(16,589)	—	—	—
Class C
From net investment income	(40)	(119)	—	—	—
From net realized gains	(5,288)	(8,894)	—	—	—
Select Class
From net investment income	(2,603)	(7,557)	—	—	—
From net investment income	(92,296)	(210,755)	—	—	—
Ultra
From net investment income	(19)	(127)	—	—	—
From net realized gains	(483)	(3,088)	—	—	—
Total distributions to shareholders	(149,220)	(311,649)	—	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(19,557)	(178,002)	(6,347)	15,167	(6,370)

NET ASSETS:
Change in net assets	(75,157)	(380,801)	200	16,700	(1,286)
Beginning of period	928,765	1,309,566	72,796	56,096	57,382
End of period	$853,608	$928,765	$72,996	$72,796	$56,096
Accumulated undistributed (distributions in excess of) net investment income	$(1,412)	$(1,580)	$(237)	$(2)	$(1)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$419	$1,246	$716	$21,995	$45,431	$37,307
Net realized gain (loss)	15,392	10,389	25,609	181,284	200,042	196,320
Change in net unrealized appreciation (depreciation)	8,257	2,660	(2,188)	525,693	191,877	287,118
Change in net assets resulting from operations	24,068	14,295	24,137	728,972	437,350	520,745

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(33,796)	—	(14,169)
From net realized gains	—	—	—	(145,970)	—	(72,188)
Class B
From net investment income	—	—	—	(1,118)	—	—
From net realized gains	—	—	—	(10,457)	—	(6,168)
Class C
From net investment income	—	—	—	(3,695)	—	(12)
From net realized gains	—	—	—	(35,418)	—	(21,631)
Select Class
From net investment income	(827)	(1,227)	(705)	(14,785)	—	(8,387)
From net realized gains	(23,004)	—	(27,072)	(55,110)	—	(31,358)
Institutional Class
From net investment income	—	—	—	(31,824)	—	(17,025)
From net realized gains	—	—	—	(95,197)	—	(48,603)
Total distributions to shareholders	(23,831)	(1,227)	(27,777)	(427,370)	—	(219,541)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,123	16,454	45,115	428,430	(166,640)	3,026,845

NET ASSETS:
Change in net assets	1,360	29,522	41,475	730,032	270,710	3,328,049
Beginning of period	298,104	268,582	227,107	7,287,513	7,016,803	3,688,754
End of period	$299,464	$298,104	$268,582	$8,017,545	$7,287,513	$7,016,803
Accumulated undistributed (distributions in excess of) net investment income	$(385)	$23	$5	$(17,660)	$45,563	$(2)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Period Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$35,679	$41,094	$1,345	$615	$291
Net realized gain (loss)	(35,614)	(471)	5,830	3,239	663
Change in net unrealized appreciation (depreciation)	57,014	47,312	22,297	5,805	2,328
Change in net assets resulting from operations	57,079	87,935	29,472	9,659	3,282

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,486)	(3,219)	(748)	—	(169)
From net realized gains	—	(6,217)	(1,731)	—	(477)
Class B
From net investment income	(515)	(263)	—	—	—
From net realized gains	—	(953)	—	—	—
Class C
From net investment income	(3,745)	(2,001)	(533)	—	(93)
From net realized gains	—	(7,230)	(2,199)	—	(609)
Select Class
From net investment income	(51,420)	(21,032)	(221)	—	(14)
From net realized gains	—	(33,786)	(389)	—	(35)
Institutional Class
From net investment income	—	—	(75)	—	— (c)
From net realized gains	—	—	(115)	—	— (c)
Total distributions to shareholders	(61,166)	(74,701)	(6,011)	—	(1,397)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	230,728	399,079	127,382	53,692	102,280

NET ASSETS:
Change in net assets	226,641	412,313	150,843	63,351	104,165
Beginning of period	1,876,821	1,464,508	167,516	104,165	—
End of period	$2,103,462	$1,876,821	$318,359	$167,516	$104,165
Accumulated undistributed (distributions in excess of) net investment income	$(1,229)	$24,258	$198	$430	$23

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was March 1, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
CAPITAL TRANSACTIONS
Class A
Proceeds from shares issued	$26,405	$34,766	$67,593	$39,016	$134,263
Dividends reinvested	34,865	—	32,128	63,172	30,576
Cost of shares redeemed	(44,439)	(40,887)	(89,342)	(68,328)	(165,572)
Change in net assets from Class A capital transactions	$16,831	$(6,121)	$10,379	$33,860	$(733)
Class B
Proceeds from shares issued	$1,305	$2,415	$5,581	$2,380	$7,622
Dividends reinvested	1,754	—	2,560	24,694	15,509
Cost of shares redeemed	(7,497)	(10,024)	(25,134)	(26,884)	(68,714)
Change in net assets from Class B capital transactions	$(4,438)	$(7,609)	$(16,993)	$190	$(45,583)
Class C
Proceeds from shares issued	$2,561	$4,660	$10,804	$2,114	$5,446
Dividends reinvested	1,230	—	754	5,265	3,001
Cost of shares redeemed	(2,563)	(1,548)	(1,654)	(5,618)	(13,973)
Change in net assets from Class C capital transactions	$1,228	$3,112	$9,904	$1,761	$(5,526)
Select Class
Proceeds from shares issued	$37,876	$57,099	$233,983	$82,258	$140,967
Dividends reinvested	24,389	—	17,941	16,561	11,637
Cost of shares redeemed	(27,832)	(21,137)	(25,479)	(131,713)	(464,395)
Change in net assets from Select Class capital transactions	$34,433	$35,962	$226,445	$(32,894)	$(311,791)
Ultra
Proceeds from shares issued	$—	$—	$—	$1,212	$5,648
Cost of shares redeemed	—	—	—	(7,120)	(2,600)
Change in net assets from Ultra capital transactions	$—	$—	$—	$(5,908)	$3,048

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
SHARE TRANSACTIONS:
Class A
Issued	654	830	1,741	1,601	5,354
Reinvested	862	—	816	2,783	1,266
Redeemed	(1,094)	(984)	(2,292)	(2,753)	(6,634)
Change in Class A Shares	422	(154)	265	1,631	(14)
Class B
Issued	35	63	154	115	348
Reinvested	48	—	71	1,293	737
Redeemed	(204)	(261)	(701)	(1,261)	(3,130)
Change in Class B Shares	(121)	(198)	(476)	147	(2,045)
Class C
Issued	71	125	302	94	230
Reinvested	34	—	21	248	130
Redeemed	(71)	(42)	(46)	(239)	(587)
Change in Class C Shares	34	83	277	103	(227)
Select Class
Issued	878	1,291	5,804	3,408	5,510
Reinvested	567	—	432	697	465
Redeemed	(650)	(483)	(627)	(5,097)	(18,136)
Change in Select Class Shares	795	808	5,609	(992)	(12,161)
Ultra
Issued	—	—	—	50	224
Redeemed	—	—	—	(264)	(101)
Change in Ultra Shares	—	—	—	(214)	123

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,448	$79,245	$1,684	$21,924	$9,235
Dividends reinvested	35,848	59,398	—	—	—
Cost of shares redeemed	(32,205)	(110,791)	(31,265)	(6,594)	(13,879)
Change in net assets from Class A capital transactions	$19,091	$27,852	$(29,581)	$15,330	$(4,644)
Class B
Proceeds from shares issued	$776	$5,496	$119	$210	$448
Dividends reinvested	9,485	15,789	—	—	—
Cost of shares redeemed	(8,289)	(19,081)	(230)	(403)	(2,174)
Change in net assets from Class B capital transactions	$1,972	$2,204	$(111)	$(193)	$(1,726)
Class C
Proceeds from shares issued	$1,235	$24,884	$35	$15 (d)	$—
Dividends reinvested	4,153	7,097	—	—	—
Cost of shares redeemed	(5,246)	(22,769)	—	—	—
Change in net assets from Class C capital transactions	$142	$9,212	$35	$15	$—
Select Class
Proceeds from shares issued	$65,148	$212,740	$23,942	$15 (e)	$—
Dividends reinvested	5,458	25,159	—	—	—
Cost of shares redeemed	(105,947)	(452,569)	(632)	—	—
Change in net assets from Select Class capital transactions	$(35,341)	$(214,670)	$23,310	$15	$—
Ultra
Proceeds from shares issued	$—	$— (c)	$—	$—	$—
Cost of shares redeemed	(5,421)	(2,600)	—	—	—
Change in net assets from Ultra capital transactions	$(5,421)	$(2,600)	$—	$—	$—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(c)	Amount rounds to less than $1,000.

(d)	Commencement of offering of Class C Shares on May 1, 2006.

(e)	Commencement of offering of Select Class Shares on May 1, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005
SHARE TRANSACTIONS:
Class A
Issued	954	4,316	239	3,121	1,479
Reinvested	2,403	3,854	—	—	—
Redeemed	(1,969)	(6,472)	(4,356)	(962)	(2,348)
Change in Class A Shares	1,388	1,698	(4,117)	2,159	(869)
Class B
Issued	52	312	18	33	80
Reinvested	672	1,072	—	—	—
Redeemed	(536)	(1,166)	(35)	(62)	(374)
Change in Class B Shares	188	218	(17)	(29)	(294)
Class C
Issued	85	1,338	5	2 (d)	—
Reinvested	294	482	—	—	—
Redeemed	(334)	(1,275)	—	—	—
Change in Class C Shares	45	545	5	2	—
Select Class
Issued	4,369	13,366	3,290	2 (e)	—
Reinvested	368	1,639	—	—	—
Redeemed	(6,527)	(27,301)	(86)	—	—
Change in Select Class Shares	(1,790)	(12,296)	3,204	2	—
Ultra
Issued	—	— (c)	—	—	—
Redeemed	(322)	(164)	—	—	—
Change in Ultra Shares	(322)	(164)	—	—	—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(c)	Amount rounds to less than one thousand.

(d)	Commencement of offering of Class C Shares on May 1, 2006.

(e)	Commencement of offering of Select Class Shares on May 1, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$—	$482,917	$487,264	$1,806,575
Dividends reinvested	—	—	—	161,659	—	75,171
Cost of shares redeemed	—	—	—	(317,757)	(483,692)	(504,110)
Change in net assets from Class A capital transactions	$—	$—	$—	$326,819	$3,572	$1,377,636
Class B
Proceeds from shares issued	$—	$—	$—	$4,978	$4,697	$68,631
Dividends reinvested	—	—	—	9,616	—	4,936
Cost of shares redeemed	—	—	—	(18,703)	(21,720)	(25,007)
Change in net assets from Class B capital transactions	$—	$—	$—	$(4,109)	$(17,023)	$48,560
Class C
Proceeds from shares issued	$—	$—	$—	$25,027	$22,162	$344,689
Dividends reinvested	—	—	—	27,199	—	14,623
Cost of shares redeemed	—	—	—	(72,811)	(101,678)	(59,221)
Change in net assets from Class C capital transactions	$—	$—	$—	$(20,585)	$(79,516)	$300,091
Select Class
Proceeds from shares issued	$18,562	$58,534	$111,814	$100,149	$109,574	$868,591
Dividends reinvested	6,209	238	13,373	31,011	—	22,433
Cost of shares redeemed	(23,648)	(42,318)	(80,072)	(204,184)	(153,707)	(211,875)
Change in net assets from Select Class capital transactions	$1,123	$16,454	$45,115	$(73,024)	$(44,133)	$679,149
Institutional Class
Proceeds from shares issued	$—	$—	$—	$304,176	$236,657	$988,690
Dividends reinvested	—	—	—	100,503	—	49,428
Cost of shares redeemed	—	—	—	(205,350)	(266,197)	(416,709)
Change in net assets from Institutional Class capital transactions	$—	$—	$—	$199,329	$(29,540)	$621,409

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005
SHARE TRANSACTIONS:
Class A
Issued	—	—	—	18,857	20,046	79,449
Reinvested	—	—	—	6,236	—	3,191
Redeemed	—	—	—	(12,435)	(19,885)	(21,858)
Change in Class A Shares	—	—	—	12,658	161	60,782
Class B
Issued	—	—	—	199	197	3,118
Reinvested	—	—	—	380	—	214
Redeemed	—	—	—	(746)	(909)	(1,112)
Change in Class B Shares	—	—	—	(167)	(712)	2,220
Class C
Issued	—	—	—	995	928	15,649
Reinvested	—	—	—	1,072	—	632
Redeemed	—	—	—	(2,923)	(4,243)	(2,624)
Change in Class C Shares	—	—	—	(856)	(3,315)	13,657
Select Class
Issued	531	1,697	3,314	3,817	4,490	38,506
Reinvested	179	7	399	1,186	—	944
Redeemed	(680)	(1,237)	(2,361)	(7,814)	(6,265)	(9,156)
Change in Select Class Shares	30	467	1,352	(2,811)	(1,775)	30,294
Institutional Class
Issued	—	—	—	11,588	9,612	42,976
Reinvested	—	—	—	3,814	—	2,069
Redeemed	—	—	—	(7,863)	(10,793)	(18,290)
Change in Institutional Class Shares	—	—	—	7,539	(1,181)	26,755

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Period Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$56,677	$95,185	$51,682	$35,749	$46,450
Dividends reinvested	2,522	4,054	1,938	—	490
Cost of shares redeemed	(49,687)	(106,033)	(15,661)	(7,672)	(2,464)
Redemption fees	—	1	—	—	—
Change in net assets from Class A capital transactions	$9,512	$(6,793)	$37,959	$28,077	$44,476
Class B
Proceeds from shares issued	$1,071	$4,114	$—	$—	$—
Dividends reinvested	252	606	—	—	—
Cost of shares redeemed	(3,561)	(8,878)	—	—	—
Redemption fees	—	— (c)	—	—	—
Change in net assets from Class B capital transactions	$(2,238)	$(4,158)	$—	$—	$—
Class C
Proceeds from shares issued	$19,152	$58,107	$67,833	$27,806	$56,580
Dividends reinvested	1,678	4,164	2,028	—	487
Cost of shares redeemed	(32,419)	(104,690)	(6,937)	(4,821)	(2,231)
Redemption fees	—	1	—	—	—
Change in net assets from Class C capital transactions	$(11,589)	$(42,418)	$62,924	$22,985	$54,836
Select Class
Proceeds from shares issued	$333,860	$623,651	$20,112	$2,886	$3,524
Dividends reinvested	2,686	13,573	236	—	45
Cost of shares redeemed	(101,503)	(184,779)	(878)	(998)	(584)
Redemption fees	—	3	—	—	—
Change in net assets from Select Class capital transactions	$235,043	$452,448	$19,470	$1,888	$2,985
Institutional Class
Proceeds from shares issued	$—	$—	$7,140	$757	$520
Dividends reinvested	—	—	179	—	1
Cost of shares redeemed	—	—	(290)	(15)	(538)
Change in net assets from Institutional Class capital transactions	$—	$—	$7,029	$742	$(17)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was March 1, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Period Ended 12/31/2005
SHARE TRANSACTIONS:
Class A
Issued	5,129	8,786	2,851	2,139	2,969
Reinvested	231	382	102	—	31
Redeemed	(4,500)	(9,872)	(906)	(459)	(156)
Change in Class A Shares	860	(704)	2,047	1,680	2,844
Class B
Issued	99	386	—	—	—
Reinvested	23	58	—	—	—
Redeemed	(328)	(838)	—	—	—
Change in Class B Shares	(206)	(394)	—	—	—
Class C
Issued	1,767	5,454	3,756	1,663	3,635
Reinvested	155	399	107	—	31
Redeemed	(2,985)	(9,891)	(389)	(288)	(141)
Change in Class C Shares	(1,063)	(4,038)	3,474	1,375	3,525
Select Class
Issued	30,109	57,687	1,159	171	229
Reinvested	244	1,267	12	—	2
Redeemed	(9,129)	(17,086)	(48)	(60)	(36)
Change in Select Class Shares	21,224	41,868	1,123	111	195
Institutional Class
Issued	—	—	394	45	34
Reinvested	—	—	9		— (c)
Redeemed	—	—	(15)	(1)	(33)
Change in Institutional Class Shares	—	—	388	44	1

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund (d)
Six Months Ended December 31, 2006 (Unaudited)	$40.68	$(0.11	)(i)	$2.78	$2.67	$—	$(3.30)	$(3.30)
Period Ended June 30, 2006 (e)	39.13	(0.01	)(i)	1.56	1.55	—	—	—
Year Ended December 31, 2005	38.51	(0.23	)(i)	3.95	3.72	—	(3.10)	(3.10)
Year Ended December 31, 2004	37.47	(0.24	)(i)	6.49	6.25	—	(5.21)	(5.21)
Year Ended December 31, 2003	28.60	(0.34	)(i)	10.61	10.27	—	(1.40)	(1.40)
Year Ended December 31, 2002	40.10	(0.38	)(i)	(10.86)	(11.24)	—	(0.26)	(0.26)
November 1, 2001 to December 31, 2001 (f)	35.37	(0.03)		4.76	4.73	—	—	—
Year Ended October 31, 2001	47.91	(0.19	)(i)	(6.87)	(7.06)	—	(5.48)	(5.48)

Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	24.85	(0.09	)(i)	1.74	1.65	—	(4.19)	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97	2.87	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35	2.15	—	—	—
Year Ended June 30, 2004	18.15	(0.14)		3.83	3.69	—	—	—
Year Ended June 30, 2003	18.24	(0.09)		—	(0.09)	—	—	—
Year Ended June 30, 2002	21.64	(0.14)		(3.19)	(3.33)	—	(0.07)	(0.07)

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	15.92	0.06	(i)	1.70	1.76	(0.05)	(2.85)	(2.90)
Year Ended June 30, 2006	19.15	0.12		1.49	1.61	(0.13)	(4.71)	(4.84)
Year Ended June 30, 2005	17.41	0.14		2.29	2.43	(0.14)	(0.55)	(0.69)
Year Ended June 30, 2004	13.54	0.06		3.87	3.93	(0.06)	—	(0.06)
Year Ended June 30, 2003	15.39	0.05		(1.14)	(1.09)	(0.05)	(0.71)	(0.76)
Year Ended June 30, 2002	16.80	0.05		(0.05)	—	(0.05)	(1.36)	(1.41)

Growth Advantage Fund (g)
Six Months Ended December 31, 2006 (Unaudited)	6.63	(0.02	)(i)	0.65	0.63	—	—	—
Period Ended June 30, 2006 (e)	6.35	(0.01	)(i)	0.29	0.28	—	—	—
Year Ended December 31, 2005	5.74	(0.05	)(i)	0.66	0.61	—	—	—
Year Ended December 31, 2004	4.91	(0.03	)(i)	0.86	0.83	—	—	—
Year Ended December 31, 2003	3.57	(0.04	)(i)	1.38	1.34	—	—	—
Year Ended December 31, 2002	5.06	(0.05	)(i)	(1.44)	(1.49)	—	—	—
October 1, 2001 to December 31, 2001 (h)	4.27	(0.01)		0.80	0.79	—	—	—
Year Ended September 30, 2001	12.51	(0.02	)(i)	(8.06)	(8.08)	—	(0.16)	(0.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of Capital Growth Portfolio.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(h)	The Fund changed its fiscal year end from September 30 to December 31.

(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$40.05	6.61%	$480,195	1.14%	(0.54)%	1.14%	64%
40.68	3.96	470,613	1.14	(0.03)	1.17	63
39.13	9.77	458,716	1.17	(0.60)	1.17	119
38.51	16.90	441,000	1.35	(0.61)	1.37	122
37.47	36.10	412,000	1.35	(1.05)	1.46	68
28.60	(28.04)	330,000	1.35	(1.13)	1.38	93
40.10	13.37	495,000	1.35	(0.40)	1.35	2
35.37	(15.86)	426,000	1.35	(0.47)	1.37	43

22.31	6.35	441,832	1.24	(0.69)	1.35	58
24.85	12.20	451,565	1.24	(0.42)	1.41	112
23.99	9.84	436,185	1.24	(0.76)	1.37	119
21.84	20.33	544,217	1.22	(0.69)	1.33	48
18.15	(0.49)	409,354	1.24	(0.65)	1.41	71
18.24	(15.41)	336,995	1.24	(0.82)	1.42	83

14.78	10.99	230,101	1.23	0.74	1.33	14
15.92	9.45	225,776	1.24	0.70	1.36	52
19.15	14.17	238,939	1.22	0.78	1.33	67
17.41	29.06	231,511	1.19	0.40	1.31	24
13.54	(6.68)	175,561	1.24	0.39	1.35	99
15.39	—	178,569	1.22	0.32	1.33	101

7.26	9.50	48,394	1.35	(0.65)	1.64	88
6.63	4.41	71,538	1.35	(0.37)	1.90	81
6.35	10.63	54,737	1.35	(0.81)	1.75	140
5.74	16.90	54,000	1.35	(0.61)	1.79	118
4.91	37.53	58,000	1.35	(1.05)	1.77	69
3.57	(29.45)	53,000	1.35	(1.15)	1.62	39
5.06	18.50	101,000	1.35	(0.84)	1.35	135
4.27	(65.10)	94,000	1.30	(0.54)	1.30	159

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	$24.73	$0.05		$2.39	$2.44	$(0.25)	$(1.15)	$(1.40)	$—
Period Ended June 30, 2006 (d)	23.28	0.14		1.31	1.45	—	—	—	—
Year Ended December 31, 2005	22.05	0.12	(g)	1.84	1.96	(0.12)	(0.61)	(0.73)	—
Year Ended December 31, 2004	18.62	0.07	(g)	3.71	3.78	(0.04)	(0.31)	(0.35)	—
Year Ended December 31, 2003	14.44	0.09	(g)	4.25	4.34	(0.05)	(0.11)	(0.16)	—
Year Ended December 31, 2002	14.10	0.07	(g)	0.31	0.38	(0.03)	(0.01)	(0.04)	—
October 1, 2001 to December 31, 2001 (e)	13.43	0.02	(g)	1.48	1.50	(0.08)	(0.75)	(0.83)	—
April 30, 2001 (f) to September 30, 2001	14.24	0.04	(g)	(0.85)	(0.81)	—	—	—	—

Multi-Cap Market Neutral Fund
Six Months Ended December 31, 2006 (Unaudited)	10.98	0.19	(g)	0.10	0.29	(0.31)	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	(0.49)	—	(h)
Year Ended June 30, 2005	10.61	0.04		0.40	0.44	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.05	(0.05)		0.64	0.59	—	(0.03)	(0.03)	—
May 23, 2003 (f) to June 30, 2003	10.00	—	(h)	0.05	0.05	—	—	—	—

Value Advantage Fund
Six Months Ended December 31, 2006 (Unaudited)	17.17	0.12	(g)	2.09	2.21	(0.12)	(0.28)	(0.40)	—
Period Ended June 30, 2006 (d)	15.88	0.10	(g)	1.19	1.29	—	—	—	—
March 1, 2005 (f) to December 31, 2005	15.00	0.13	(g)	0.99	1.12	(0.06)	(0.18)	(0.24)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from September 30 to December 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)		Portfolio turnover rate (b)
$25.77	9.93%	$3,453,811	1.25%	1.25%	0.47%	1.35%		1.35%		21%
24.73	6.23	3,001,515	1.25	1.25	1.15	1.39		1.39		20
23.28	8.87	2,822,767	1.25	1.25	0.54	1.39		1.39		45
22.05	20.32	1,333,000	1.25	1.25	0.34	1.60		1.60		41
18.62	30.07	275,000	1.25	1.25	0.51	1.65		1.65		32
14.44	2.68	26,000	1.25	1.25	0.50	1.70		1.70		51
14.10	11.20	5,000	1.25	1.25	0.47	3.72	(i)	3.72	(i)	15
13.43	(5.69)	2,000	1.30	1.30	0.71	15.30	(i)	15.30	(i)	98

10.96	2.64	200,059	2.59	1.50	3.40	2.99		1.90		45
10.98	5.14	190,855	2.60	1.50	2.38	3.02		1.92		121
10.93	4.23	197,816	2.39	1.50	0.58	2.75		1.86		198
10.61	5.83	114,731	2.38	1.50	(0.88)	2.73		1.85		257
10.05	0.50	25,478	2.48	1.50	(0.42)	3.05		2.07		—

18.98	12.84	124,733	1.25	1.25	1.34	1.45		1.45		43
17.17	8.12	77,691	1.25	1.25	1.16	1.67		1.67		55
15.88	7.46	45,163	1.25	1.25	1.02	1.82		1.82		90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund (d)
Six Months Ended December 31, 2006 (Unaudited)	$37.22	$(0.19	)(i)	$2.53	$2.34	$—	$(3.30)	$(3.30)
Period Ended June 30, 2006 (e)	35.89	(0.09	)(i)	1.42	1.33	—	—	—
Year Ended December 31, 2005	35.73	(0.40	)(i)	3.66	3.26	—	(3.10)	(3.10)
Year Ended December 31, 2004	35.27	(0.40	)(i)	6.07	5.67	—	(5.21)	(5.21)
Year Ended December 31, 2003	27.13	(0.48	)(i)	10.02	9.54	—	(1.40)	(1.40)
Year Ended December 31, 2002	38.24	(0.65	)(i)	(10.20)	(10.85)	—	(0.26)	(0.26)
November 1, 2001 to December 31, 2001 (f)	33.75	(0.06)		4.55	4.49	—	—	—
Year Ended October 31, 2001	46.20	(0.38	)(i)	(6.59)	(6.97)	—	(5.48)	(5.48)

Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	21.59	(0.14	)(i)	1.51	1.37	—	(4.19)	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09	2.39	—	(2.01)	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44	1.77	—	—	—
Year Ended June 30, 2004	16.29	(0.28)		3.43	3.15	—	—	—
Year Ended June 30, 2003	16.48	(0.22)		0.03	(0.19)	—	—	—
Year Ended June 30, 2002	19.71	(0.29)		(2.87)	(3.16)	—	(0.07)	(0.07)

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	15.24	0.01	(i)	1.63	1.64	(0.02)	(2.85)	(2.87)
Year Ended June 30, 2006	18.54	0.03		1.43	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	(0.01)		2.24	2.23	(0.06)	(0.55)	(0.61)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—
Year Ended June 30, 2003	15.09	(0.05)		(1.12)	(1.17)	—	(0.71)	(0.71)
Year Ended June 30, 2002	16.57	(0.06)		(0.06)	(0.12)	—	(1.36)	(1.36)

Growth Advantage Fund (g)
Six Months Ended December 31, 2006 (Unaudited)	6.33	(0.04	)(i)	0.62	0.58	—	—	—
Period Ended June 30, 2006 (e)	6.08	(0.03	)(i)	0.28	0.25	—	—	—
Year Ended December 31, 2005	5.54	(0.09)		0.63	0.54	—	—	—
Year Ended December 31, 2004	4.77	(0.07	)(i)	0.84	0.77	—	—	—
Year Ended December 31, 2003	3.49	(0.07	)(i)	1.35	1.28	—	—	—
Year Ended December 31, 2002	4.99	(0.08	)(i)	(1.42)	(1.50)	—	—	—
October 1, 2001 to December 31, 2001 (h)	4.22	(0.02)		0.79	0.77	—	—	—
Year Ended September 30, 2001	12.43	(0.07	)(i)	(7.98)	(8.05)	—	(0.16)	(0.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of Capital Growth Portfolio.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(h)	The Fund changed its fiscal year end from September 30 to December 31.

(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$36.26	6.33%	$22,917	1.64%	(1.05)%	1.64%	64%
37.22	3.71	28,031	1.64	(0.50)	1.66	63
35.89	9.23	34,126	1.67	(1.11)	1.67	119
35.73	16.31	51,000	1.85	(1.10)	1.88	122
35.27	35.37	61,000	1.85	(1.55)	1.96	68
27.13	(28.39)	59,000	1.85	(1.64)	1.89	93
38.24	13.30	170,000	1.85	(0.93)	1.85	2
33.75	(16.30)	164,000	1.85	(0.97)	1.87	43

18.77	6.01	137,767	1.85	(1.31)	1.85	58
21.59	11.51	155,268	1.89	(1.07)	1.91	112
21.21	9.10	195,917	1.96	(1.48)	1.98	119
19.44	19.34	238,738	1.97	(1.44)	1.98	48
16.29	(1.15)	226,174	1.99	(1.40)	2.06	71
16.48	(16.06)	268,231	1.99	(1.57)	2.07	83

14.01	10.66	57,459	1.83	0.12	1.83	14
15.24	8.89	59,652	1.84	0.09	1.86	52
18.54	13.40	68,550	1.90	(0.03)	1.93	67
16.92	28.08	69,874	1.94	(0.35)	1.96	24
13.21	(7.45)	57,501	1.99	(0.36)	2.00	99
15.09	(0.77)	73,191	1.97	(0.43)	1.98	101

6.91	9.16	1,227	2.05	(1.35)	2.15	88
6.33	4.11	1,230	2.05	(1.02)	2.40	81
6.08	9.75	1,359	2.05	(1.51)	2.24	140
5.54	16.14	3,000	2.05	(1.31)	2.29	118
4.77	36.68	3,000	2.05	(1.75)	2.33	69
3.49	(30.06)	3,000	2.05	(1.85)	2.32	39
4.99	18.25	5,000	2.05	(1.53)	2.05	135
4.22	(65.30)	6,000	2.00	(1.22)	2.00	159

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	$24.21	$(0.01)		$2.34	$2.33	$(0.12)	$(1.15)	$(1.27)	$—
Period Ended June 30, 2006 (d)	22.86	0.08		1.27	1.35	—	—	—	—
Year Ended December 31, 2005	21.66	—	(g)(h)	1.81	1.81	—	(0.61)	(0.61)	—
Year Ended December 31, 2004	18.37	(0.06	)(g)	3.66	3.60	—	(0.31)	(0.31)	—
Year Ended December 31, 2003	14.32	(0.03	)(g)	4.19	4.16	—	(0.11)	(0.11)	—
Year Ended December 31, 2002	14.06	(0.04	)(g)	0.31	0.27	—	(0.01)	(0.01)	—
October 1, 2001 to December 31, 2001 (e)	13.40	(0.01	)(g)	1.47	1.46	(0.05)	(0.75)	(0.80)	—
April 30, 2001 (f) to September 30, 2001	14.24	—	(g)	(0.84)	(0.84)	—	—	—	—

Multi-Cap Market Neutral Fund
Six Months Ended December 31, 2006 (Unaudited)	10.80	0.15	(g)	0.10	0.25	(0.22)	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	(0.41)	—	(h)
Year Ended June 30, 2005	10.53	(0.02)		0.37	0.35	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.04	(0.12)		0.64	0.52	—	(0.03)	(0.03)	—
May 23, 2003 (f) to June 30, 2003	10.00	(0.01)		0.05	0.04	—	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from September 30 to December 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)		Portfolio turnover rate (b)
$25.27	9.67%	$235,797	1.75%	1.75%	(0.05)%	1.85%		1.85%		21%
24.21	5.91	229,998	1.75	1.75	0.64	1.89		1.89		20
22.86	8.36	233,396	1.77	1.77	(0.01)	1.89		1.89		45
21.66	19.60	173,000	1.90	1.90	(0.32)	2.10		2.10		41
18.37	29.06	68,000	1.95	1.95	(0.21)	2.19		2.19		32
14.32	1.94	14,000	2.00	2.00	(0.27)	2.49		2.49		51
14.06	10.94	3,000	1.99	1.99	(0.27)	4.47	(i)	4.47	(i)	15
13.40	(5.90)	1,000	2.03	2.03	0.01	16.00	(i)	16.00	(i)	98

10.83	2.29	25,982	3.34	2.25	2.66	3.49		2.40		45
10.80	4.33	28,129	3.35	2.25	1.63	3.52		2.42		121
10.76	3.40	32,280	3.17	2.28	(0.28)	3.36		2.47		198
10.53	5.14	29,222	3.13	2.25	(1.65)	3.43		2.55		257
10.04	0.40	12,389	3.23	2.25	(1.15)	3.68		2.70		—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund (d)
Six Months Ended December 31, 2006 (Unaudited)	$36.63	$(0.19	)(h)	$2.49	$2.30	$—	$(3.30)	$(3.30)
Period Ended June 30, 2006 (e)	35.32	(0.10	)(h)	1.41	1.31	—	—	—
Year Ended December 31, 2005	35.20	(0.38	)(h)	3.60	3.22	—	(3.10)	(3.10)
Year Ended December 31, 2004	34.81	(0.40	)(h)	6.00	5.60	—	(5.21)	(5.21)
Year Ended December 31, 2003	26.83	(0.47	)(h)	9.85	9.38	—	(1.40)	(1.40)
Year Ended December 31, 2002	37.82	(0.53	)(h)	(10.20)	(10.73)	—	(0.26)	(0.26)
November 1, 2001 to December 31, 2001 (f)	33.38	(0.05)		4.49	4.44	—	—	—
Year Ended October 31, 2001	45.76	(0.37	)(h)	(6.53)	(6.90)	—	(5.48)	(5.48)

Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	23.57	(0.15	)(h)	1.64	1.49	—	(4.19)	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03	2.60	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68	1.91	—	—	—
Year Ended June 30, 2004	17.65	(0.31)		3.73	3.42	—	—	—
Year Ended June 30, 2003	17.86	(0.22)		0.01	(0.21)	—	—	—
Year Ended June 30, 2002	21.36	(0.29)		(3.14)	(3.43)	—	(0.07)	(0.07)

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	15.24	0.01	(h)	1.62	1.63	(0.02)	(2.85)	(2.87)
Year Ended June 30, 2006	18.54	0.06		1.40	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	0.04		2.20	2.24	(0.07)	(0.55)	(0.62)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—
Year Ended June 30, 2003	15.09	(0.03)		(1.14)	(1.17)	—	(0.71)	(0.71)
Year Ended June 30, 2002	16.57	(0.03)		(0.09)	(0.12)	—	(1.36)	(1.36)

Growth Advantage Fund
Six Months Ended December 31, 2006 (Unaudited)	6.34	(0.04	)(h)	0.61	0.57	—	—	—
May 1, 2006 (g) to June 30, 2006 (e)	6.80	(0.04	)(h)	(0.42)	(0.46)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of Capital Growth Portfolio.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$35.63	6.32%	$21,463	1.64%	(1.04)%	1.64%	64%
36.63	3.71	20,817	1.64	(0.56)	1.67	63
35.32	9.26	17,120	1.65	(1.07)	1.66	119
35.20	16.32	7,000	1.85	(1.09)	1.87	122
34.81	35.17	4,000	1.85	(1.55)	1.96	68
26.83	(28.39)	3,000	1.85	(1.63)	1.88	93
37.82	13.30	5,000	1.85	(0.91)	1.85	2
33.38	(16.30)	4,000	1.85	(0.97)	1.87	43

20.87	6.01	39,736	1.85	(1.31)	1.85	58
23.57	11.53	42,448	1.89	(1.07)	1.91	112
22.98	9.06	46,607	1.96	(1.48)	1.98	119
21.07	19.38	67,274	1.97	(1.44)	1.98	48
17.65	(1.18)	58,321	1.99	(1.40)	2.06	71
17.86	(16.08)	56,790	1.99	(1.57)	2.07	83

14.00	10.58	30,759	1.83	0.12	1.83	14
15.24	8.89	32,775	1.84	0.11	1.86	52
18.54	13.43	29,777	1.90	0.11	1.93	67
16.92	28.08	23,155	1.94	(0.35)	1.96	24
13.21	(7.38)	17,722	1.99	(0.35)	2.00	99
15.09	(0.77)	12,349	1.97	(0.43)	1.98	101

6.91	8.99	51	2.05	(1.33)	2.18	88
6.34	(6.76)	14	2.05	(1.32)	2.37	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	$24.26	$(0.01)		$2.34	$2.33	$(0.12)	$(1.15)	$(1.27)	$—
Period Ended June 30, 2006 (d)	22.90	0.08		1.28	1.36	—	—	—	—
Year Ended December 31, 2005	21.70	—	(g)(h)	1.81	1.81	— (h)	(0.61)	(0.61)	—
Year Ended December 31, 2004	18.41	(0.06	)(g)	3.66	3.60	—	(0.31)	(0.31)	—
Year Ended December 31, 2003	14.35	(0.03	)(g)	4.20	4.17	— (h)	(0.11)	(0.11)	—
Year Ended December 31, 2002	14.09	(0.04	)(g)	0.31	0.27	—	(0.01)	(0.01)	—
October 1, 2001 to December 31, 2001 (e)	13.41	(0.01	)(g)	1.48	1.47	(0.04)	(0.75)	(0.79)	—
April 30, 2001 (f) to September 30, 2001	14.24	—	(g)(h)	(0.83)	(0.83)	—	—	—	—

Multi-Cap Market Neutral Fund
Six Months Ended December 31, 2006 (Unaudited)	10.80	0.15	(g)	0.10	0.25	(0.22)	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	(0.41)	—	(h)
Year Ended June 30, 2005	10.53	(0.01)		0.37	0.36	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.04	(0.10)		0.62	0.52	—	(0.03)	(0.03)	—
May 23, 2003 (f) to June 30, 2003	10.00	(0.01)		0.05	0.04	—	—	—	—

Value Advantage Fund
Six Months Ended December 31, 2006 (Unaudited)	17.10	0.08	(g)	2.06	2.14	(0.06)	(0.28)	(0.34)	—
Period Ended June 30, 2006 (d)	15.85	0.05	(g)	1.20	1.25	—	—	—	—
March 1, 2005 (f) to December 31, 2005	15.00	0.06	(g)	1.00	1.06	(0.03)	(0.18)	(0.21)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from September 30 to December 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)		Portfolio turnover rate (b)
$25.32	9.63%	$803,711	1.75%	1.75%	(0.05)%	1.85%		1.85%		21%
24.26	5.94	790,689	1.75	1.75	0.64	1.89		1.89		20
22.90	8.34	822,366	1.76	1.76	0.01	1.89		1.89		45
21.70	19.56	483,000	1.90	1.90	(0.31)	2.10		2.10		41
18.41	29.09	103,000	1.95	1.95	(0.19)	2.19		2.19		32
14.35	1.94	9,000	2.00	2.00	(0.28)	2.51		2.51		51
14.09	11.05	3,000	1.99	1.99	(0.30)	4.48	(i)	4.48	(i)	15
13.41	(5.83)	2,000	2.04	2.04	0.03	15.95	(i)	15.95	(i)	98

10.83	2.30	189,499	3.34	2.25	2.66	3.49		2.40		45
10.80	4.25	200,403	3.35	2.25	1.61	3.52		2.42		121
10.77	3.50	243,243	3.15	2.26	(0.24)	3.35		2.46		198
10.53	5.14	186,136	3.13	2.25	(1.64)	3.40		2.55		257
10.04	0.40	54,094	3.23	2.25	(1.16)	3.68		2.70		—

18.90	12.54	158,240	1.75	1.75	0.87	1.95		1.95		43
17.10	7.89	83,777	1.75	1.75	0.64	2.17		2.17		55
15.85	7.03	55,875	1.75	1.75	0.47	2.39		2.39		90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund (d)
Six Months Ended December 31, 2006 (Unaudited)	$43.05	$(0.06	)(h)	$2.94	$2.88	$(0.01)	$(3.30)	$(3.31)
Period Ended June 30, 2006 (e)	41.36	0.04	(h)	1.65	1.69	—	—	—
Year Ended December 31, 2005	40.42	(0.13	)(h)	4.17	4.04	—	(3.10)	(3.10)
Year Ended December 31, 2004	38.95	(0.09	)(h)	6.77	6.68	—	(5.21)	(5.21)
Year Ended December 31, 2003	29.57	(0.21	)(h)	10.99	10.78	—	(1.40)	(1.40)
Year Ended December 31, 2002	41.26	(0.24	)(h)	(11.19)	(11.43)	—	(0.26)	(0.26)
November 1, 2001 to December 31, 2001 (f)	36.37	0.01		4.88	4.89	—	—	—
Year Ended October 31, 2001	48.76	—	(h)(i)	(6.91)	(6.91)	—	(5.48)	(5.48)

Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	25.81	(0.06	)(h)	1.81	1.75	—	(4.19)	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94	3.04	—	(2.01)	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29	2.28	—	—	—
Year Ended June 30, 2004	18.66	(0.10)		3.94	3.84	—	—	—
Year Ended June 30, 2003	18.70	(0.06)		0.02	(0.04)	—	—	—
Year Ended June 30, 2002	22.13	(0.11)		(3.25)	(3.36)	—	(0.07)	(0.07)

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	15.85	0.08	(h)	1.69	1.77	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2006	19.07	0.17		1.49	1.66	(0.17)	(4.71)	(4.88)
Year Ended June 30, 2005	17.34	0.21		2.25	2.46	(0.18)	(0.55)	(0.73)
Year Ended June 30, 2004	13.48	0.10		3.86	3.96	(0.10)	—	(0.10)
Year Ended June 30, 2003	15.33	0.08		(1.14)	(1.06)	(0.08)	(0.71)	(0.79)
Year Ended June 30, 2002	16.74	0.08		(0.05)	0.03	(0.08)	(1.36)	(1.44)

Growth Advantage Fund
Six Months Ended December 31, 2006 (Unaudited)	6.64	(0.01	)(h)	0.64	0.63	—	—	—
May 1, 2006 (g) to June 30, 2006 (e)	7.11	(0.01	)(h)	(0.46)	(0.47)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of Capital Growth Portfolio.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$42.62	6.73%	$352,219	0.89%		(0.29)%	0.89%	64%
43.05	4.09	321,568	0.89		0.19	0.92	63
41.36	10.10	275,518	0.90		(0.33)	0.90	119
40.42	17.37	43,000	0.93		(0.21)	1.30	122
38.95	36.64	4,000	0.93		(0.63)	1.54	68
29.57	(27.71)	2,000	0.93		(0.71)	1.26	93
41.26	13.45	3,000	0.93		0.01	2.06	2
36.37	(15.20)	3,000	0.93		(0.01)	1.18	43

23.37	6.51	673,558	0.99		(0.45)	1.10	58
25.81	12.51	769,574	0.99		(0.19)	1.16	112
24.78	10.13	1,040,265	0.99		(0.50)	1.05	119
22.50	20.58	1,764,404	0.97		(0.44)	0.98	48
18.66	(0.21)	1,493,114	0.99		(0.40)	1.06	71
18.70	(15.20)	1,313,208	0.99		(0.57)	1.07	83

14.70	11.10	532,797	0.98		0.97	1.08	14
15.85	9.79	602,775	0.99		0.92	1.11	52
19.07	14.46	959,801	0.96		0.87	1.01	67
17.34	29.43	1,541,179	0.94		0.65	0.96	24
13.48	(6.48)	1,269,438	0.99		0.65	1.00	99
15.33	0.24	1,237,701	0.97		0.57	0.98	101

7.27	9.49	23,324	1.11	(j)	(0.39)	1.48	88
6.64	(6.61)	14	1.10		(0.37)	1.61	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Equity Fund
Six Months Ended December 31, 2006 (Unaudited)	$34.51	$0.05		$2.82	$2.87	$(0.10)	$(2.73)	$(2.83)	$—
Period Ended June 30, 2006 (d)	32.87	0.14	(g)	1.64	1.78	(0.14)	—	(0.14)	—
Year Ended December 31, 2005	33.30	0.10	(g)	3.09	3.19	(0.09)	(3.53)	(3.62)	—
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)	—
Year Ended December 31, 2003	24.39	0.13		7.71	7.84	(0.13)	(0.92)	(1.05)	—
Year Ended December 31, 2002	29.51	0.13		(4.07)	(3.94)	(0.13)	(1.05)	(1.18)	—
November 1, 2001 to December 31, 2001 (e)	26.17	0.02		3.43	3.45	(0.02)	(0.09)	(0.11)	—
Year Ended October 31, 2001	37.85	0.12		(5.30)	(5.18)	(0.12)	(6.38)	(6.50)	—

Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	24.93	0.10		2.40	2.50	(0.31)	(1.15)	(1.46)	—
Period Ended June 30, 2006 (d)	23.44	0.17		1.32	1.49	—	—	—	—
Year Ended December 31, 2005	22.18	0.18	(g)	1.85	2.03	(0.16)	(0.61)	(0.77)	—
Year Ended December 31, 2004	18.70	0.12	(g)	3.74	3.86	(0.07)	(0.31)	(0.38)	—
Year Ended December 31, 2003	14.48	0.12	(g)	4.27	4.39	(0.06)	(0.11)	(0.17)	—
Year Ended December 31, 2002	14.14	0.14	(g)	0.27	0.41	(0.06)	(0.01)	(0.07)	—
October 31, 2001 (f) to December 31, 2001	13.48	0.01	(g)	1.49	1.50	(0.09)	(0.75)	(0.84)	—

Multi-Cap Market Neutral Fund
Six Months Ended December 31, 2006 (Unaudited)	11.04	0.20	(g)	0.11	0.31	(0.34)	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	(0.51)	—	(h)
Year Ended June 30, 2005	10.64	0.07		0.40	0.47	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.05	(0.04)		0.66	0.62	—	(0.03)	(0.03)	—
May 23, 2003 (f) to June 30, 2003	10.00	—	(h)	0.05	0.05	—	—	—	—

Value Advantage Fund
Six Months Ended December 31, 2006 (Unaudited)	17.22	0.15	(g)	2.09	2.24	(0.16)	(0.28)	(0.44)	—
Period Ended June 30, 2006 (d)	15.91	0.12	(g)	1.19	1.31	—	—	—	—
March 1, 2005 (f) to December 31, 2005	15.00	0.15	(g)	1.01	1.16	(0.07)	(0.18)	(0.25)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from October 31 to December 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)		Portfolio turnover rate (b)
$34.55	8.37%	$299,464	0.90%	0.90%	0.28%	1.07%		1.07%		41%
34.51	5.42	298,104	0.90	0.90	0.85	1.08		1.08		41
32.87	9.61	268,582	0.90	0.90	0.29	1.08		1.08		99
33.30	19.36	227,000	0.90	0.90	0.32	1.14		1.14		102
31.18	32.29	194,000	0.90	0.90	0.48	1.14		1.14		62
24.39	(13.39)	139,000	0.77	0.77	0.51	1.14		1.14		84
29.51	13.20	155,000	0.60	0.60	0.38	1.15		1.15		2
26.17	(15.27)	133,000	0.55	0.55	0.38	1.15		1.15		55

25.97	10.06	1,235,504	1.00	1.00	0.70	1.10		1.10		21
24.93	6.36	1,255,960	1.00	1.00	1.40	1.14		1.14		20
23.44	9.16	1,222,881	1.00	1.00	0.80	1.13		1.13		45
22.18	20.67	485,000	1.00	1.00	0.60	1.20		1.20		41
18.70	30.34	76,000	1.00	1.00	0.74	1.24		1.24		32
14.48	2.90	14,000	1.00	1.00	0.96	1.71		1.71		51
14.14	11.18	11	0.99	0.99	0.58	3.68	(i)	3.68	(i)	15

11.01	2.79	1,687,922	2.34	1.25	3.65	2.74		1.65		45
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77		1.67		121
10.99	4.50	991,169	2.14	1.25	0.78	2.44		1.55		198
10.64	6.13	629,820	2.13	1.25	(0.63)	2.42		1.54		257
10.05	0.50	196,513	2.23	1.25	(0.16)	2.71		1.73		—

19.02	12.98	27,180	1.00	1.00	1.66	1.20		1.20		43
17.22	8.23	5,275	1.00	1.00	1.42	1.42		1.42		55
15.91	7.71	3,107	1.00	1.00	1.14	1.87		1.87		90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	$25.10	$0.11		$2.44	$2.55	$(0.37)	$(1.15)	$(1.52)
Period Ended June 30, 2006 (d)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(g)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(g)	3.77	3.94	(0.10)	(0.31)	(0.41)
Year Ended December 31, 2003	14.52	0.17	(g)	4.27	4.44	(0.08)	(0.11)	(0.19)
Year Ended December 31, 2002	14.14	0.15	(g)	0.30	0.45	(0.06)	(0.01)	(0.07)
October 1, 2001 to December 31, 2001 (e)	13.47	0.03	(g)	1.48	1.51	(0.09)	(0.75)	(0.84)
Year Ended September 30, 2001	13.06	0.15	(g)	1.28	1.43	(0.15)	(0.87)	(1.02)

Value Advantage Fund
Six Months Ended December 31, 2006 (Unaudited)	17.16	0.20	(g)	2.05	2.25	(0.18)	(0.28)	(0.46)
Period Ended June 30, 2006 (d)	15.83	0.25	(g)	1.08	1.33	—	—	—
March 1, 2005 (f) to December 31, 2005	15.00	0.11		0.99	1.10	(0.09)	(0.18)	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from September 30 to December 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 26.13	10.21%	$2,288,722	0.75%	0.96%	0.95%		21%
25.10	6.45	2,009,351	0.75	1.65	0.99		20
23.58	9.42	1,915,393	0.75	1.02	0.98		45
22.30	20.99	1,215,000	0.75	0.83	1.05		41
18.77	30.62	334,000	0.75	1.00	1.07		32
14.52	3.23	59,000	0.75	1.01	1.22		51
14.14	11.30	4,000	0.75	0.94	3.30	(h)	15
13.47	11.19	4,000	0.75	1.07	3.25	(h)	98

18.95	13.09	8,206	0.75	2.15	1.03		43
17.16	8.40	773	0.75	3.03	1.25		55
15.83	7.32	20	0.75	0.87	3.01		90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	$25.85	$(0.04	)(e)	$1.81	$1.77	$—	$(4.19)	$(4.19)
Year Ended June 30, 2006	24.79	(0.07)		3.14	3.07	—	(2.01)	(2.01)
February 22, 2005 (d) to June 30, 2005	23.72	(0.04)		1.11	1.07	—	—	—

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	15.85	0.07	(e)	1.72	1.79	(0.08)	(2.85)	(2.93)
Year Ended June 30, 2006	19.08	0.18		1.49	1.67	(0.19)	(4.71)	(4.90)
February 22, 2005 (d) to June 30, 2005	18.06	0.11		1.02	1.13	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 23.43	6.58%	$8,888	0.85%	(0.31)%	0.85%	58%
25.85	12.63	15,333	0.88	(0.06)	0.91	112
24.79	4.51	11,641	0.88	(0.44)	0.90	119

14.71	11.25	2,492	0.83	0.91	0.83	14
15.85	9.89	7,787	0.84	1.09	0.86	52
19.08	6.25	12,499	0.81	1.67	0.87	67

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004 as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The funds covered by this report are series of JPM I, JPM II, JPMMFIT and JPMFMFG (collectively, the “Trusts”) as noted below.

The following are eight separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Capital Growth Fund	Class A, Class B, Class C and Select Class	JPM I
Diversified Mid Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Diversified Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Growth Advantage Fund	Class A, Class B, Class C and Select Class	JPMMFIT
Mid Cap Equity Fund	Select Class	JPM I
Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPMMFG
Multi-Cap Market Neutral Fund	Class A, Class B, Class C and Select Class	JPM II
Value Advantage Fund	Class A, Class C, Select Class and Institutional Class	JPM I

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares for which front-end sales charges have been waived may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

92   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following table lists the market value and percentage of net assets of illiquid securities as of December 31, 2006 (amounts in thousands):

	Amount	Percentage
Diversified Mid Cap Value	$2,956	0.3%
Mid Cap Value	1,058,734	13.2
Value Advantage	11,896	3.7

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2006, the Funds do not have any outstanding future contracts.

E. Short Sales — The Multi-Cap Market Neutral Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Multi-Cap Market Neutral Fund is held by one broker. The Fund is subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

F. Securities Lending — To generate additional income, each Fund, except for Multi-Cap Market Neutral Fund and Value Advantage Fund, may lend up to 33 1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of non-U.S.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

securities outstanding during a given month. For the period ended December 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2006, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Capital Growth Fund	$29	$93,261	$91,142
Diversified Mid Cap Growth	48	155,515	152,207
Diversified Mid Cap Value	20	61,051	59,586
Growth Advantage	2	10,582	10,383
Mid Cap Equity	5	18,033	17,608
Mid Cap Value	119	270,674	265,265

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Diversified Mid Cap Growth, Diversified Mid Cap Value and Mid Cap Equity Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of

94   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Capital Growth Fund	0.40%
Diversified Mid Cap Growth Fund	0.65
Diversified Mid Cap Value Fund	0.65
Growth Advantage Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisors waived and/or reimbursed Investment Advisory fees as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the period ended December 31, 2006 were as follows (in thousands):

Capital Growth Fund	$17
Diversified Mid Cap Growth Fund	14
Diversified Mid Cap Value Fund	16
Growth Advantage Fund	1
Mid Cap Equity Fund	7
Mid Cap Value Fund	211
Multi-Cap Market Neutral Fund	126
Value Advantage Fund	27

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Capital Growth Fund	0.25%	0.75%	0.75%
Diversified Mid Cap Growth Fund	0.25	0.75	0.75
Diversified Mid Cap Value Fund	0.25	0.75	0.75
Growth Advantage Fund	0.25	0.75	0.75
Mid Cap Value Fund	0.25	0.75	0.75
Multi-Cap Market Neutral Fund	0.25	0.75	0.75
Value Advantage Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended December 31, 2006, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Capital Growth Fund	$43	$13
Diversified Mid Cap Growth Fund	133	72
Diversified Mid Cap Value Fund	40	41
Growth Advantage Fund	18	— (a)
Mid Cap Value Fund	574	170
Multi-Cap Market Neutral Fund	270	57
Value Advantage Fund	1,039	6

(a)	Amount rounds to less than $1,000

No Distribution fees or expenses were waived or reimbursed by the Distributor for the period ended December 31, 2006.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class	Ultra
Capital Growth Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a
Diversified Mid Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a
Diversified Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	n/a
Growth Advantage Fund	0.25	0.25	0.25	0.25	n/a	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	0.25	n/a	n/a
Mid Cap Value Fund	0.25	0.25	0.25	0.25	0.10%	n/a
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	0.25	n/a	n/a
Value Advantage Fund	0.25	n/a	0.25	0.25	0.10	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived and/or reimbursed Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

96   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class	Ultra
Capital Growth Fund	1.35%	1.85%	1.85%	0.93%	n/a	n/a
Diversified Mid Cap Growth Fund	1.24	1.99	1.99	0.99	n/a	0.89%
Diversified Mid Cap Value Fund	1.24	1.99	1.99	0.99	n/a	0.84
Growth Advantage Fund	1.35	2.05	2.05	1.10	n/a	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	1.00	n/a	n/a
Mid Cap Value Fund	1.25	2.00	2.00	1.00	0.75%	n/a
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	1.50	n/a	n/a
Value Advantage Fund	1.25	n/a	1.75	1.00	0.75	n/a

The contractual expense limitation agreements were in effect for the period ended December 31, 2006. The expense limitation percentages in the table above are in place until at least October 31, 2007.

For the period ended December 31, 2006, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Growth Fund	$—	$—	$638	$638
Diversified Mid Cap Value Fund	—	10	351	361
Growth Advantage Fund	26	8	71	105
Mid Cap Equity Fund	—	—	128	128
Mid Cap Value Fund	2,501	728	1,066	4,295
Multi-Cap Market Neutral Fund	1	—	1,404	1,405
Value Advantage Fund	206	14	2	222

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Value Fund	$—	$1	$61	$62
Mid Cap Equity Fund	—	9	122	131
Mid Cap Value Fund	742	20	—	762
Multi-Cap Market Neutral Fund	1,424	155	849	2,428

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended December 31, 2006 the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

4. Investment Transactions

During the period ended December 31, 2006 purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Capital Growth Fund	$530,785	$557,500	$—	$—
Diversified Mid Cap Growth Fund	782,675	1,016,699	—	—
Diversified Mid Cap Value Fund	124,821	291,200	—	—
Growth Advantage Fund	63,485	70,454	—	—
Mid Cap Equity Fund	120,682	144,307	—	—
Mid Cap Value Fund	1,538,139	1,710,112	—	—
Multi-Cap Market Neutral Fund	938,239	810,255	1,088,941	918,122
Value Advantage Fund	176,340	87,704	—	—

During the period ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Capital Growth Fund	$844,511	$135,598	$7,689	$127,909
Diversified Mid Cap Growth Fund	1,276,735	202,168	11,854	190,314
Diversified Mid Cap Value Fund	705,656	214,819	3,477	211,342
Growth Advantage Fund	74,107	10,608	607	10,001
Mid Cap Equity Fund	257,465	62,705	1,726	60,979
Mid Cap Value Fund	6,861,260	1,490,425	35,899	1,454,526
Multi-Cap Market Neutral Fund	1,747,297	315,578	35,035	280,543
Value Advantage Fund	286,906	30,666	236	30,430

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds do not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of six months ended December 31, 2006. Average borrowings from the Facility for the six months ended December 31, 2006, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Diversified Mid Cap Growth Fund	$2,321	15	$5
Growth Advantage Fund	563	7	1

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest Expense in the Statement of Operations.

98   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

JPM II and its Funds will be reimbursed for all costs associated with these matters to ensure that JPM II and its Funds incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   99

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.
Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.
John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.
Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.
Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

100   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   101

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

102   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   103

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1 to December 31, 2006*	Annualized Expense Ratio
Capital Growth Fund
Class A
Actual	$1,000.00	$1,066.10	$5.94	1.14%
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class B
Actual	1,000.00	1,063.30	8.53	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class C
Actual	1,000.00	1,063.20	8.53	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Select Class
Actual	1,000.00	1,067.30	4.64	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

104   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1 to December 31, 2006*	Annualized Expense Ratio

Diversified Mid Cap Growth Fund
Class A
Actual	$1,000.00	$1,063.50	$6.45	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,060.10	9.61	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class C
Actual	1,000.00	1,060.10	9.61	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Select Class
Actual	1,000.00	1,065.10	5.15	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Ultra
Actual	1,000.00	1,065.80	4.43	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85

Diversified Mid Cap Value Fund
Class A
Actual	1,000.00	1,109.90	6.54	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class B
Actual	1,000.00	1,106.60	9.72	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Class C
Actual	1,000.00	1,105.80	9.71	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Select Class
Actual	1,000.00	1,111.00	5.21	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Ultra
Actual	1,000.00	1,112.50	4.42	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83

Growth Advantage Fund
Class A
Actual	1,000.00	1,095.00	7.13	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class B
Actual	1,000.00	1,091.60	10.81	2.05
Hypothetical	1,000.00	1,014.87	10.41	2.05
Class C
Actual	1,000.00	1,089.90	10.80	2.05
Hypothetical	1,000.00	1,014.87	10.41	2.05
Select Class
Actual	1,000.00	1,094.90	5.86	1.11
Hypothetical	1,000.00	1,019.61	5.65	1.11

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   105

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1 to December 31, 2006*	Annualized Expense Ratio
Mid Cap Equity Fund
Select Class
Actual	$1,000.00	$1,083.70	$4.73	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90

Mid Cap Value Fund
Class A
Actual	1,000.00	1,099.30	6.61	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	1,096.70	9.25	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class C
Actual	1,000.00	1,096.30	9.25	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Select Class
Actual	1,000.00	1,100.60	5.29	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Institutional Class
Actual	1,000.00	1,102.10	3.97	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	1,026.40	13.23	2.59
Hypothetical	1,000.00	1,012.15	13.14	2.59
Class B
Actual	1,000.00	1,022.90	17.03	3.34
Hypothetical	1,000.00	1,008.37	16.91	3.34
Class C
Actual	1,000.00	1,023.00	17.03	3.34
Hypothetical	1,000.00	1,008.37	16.91	3.34
Select Class
Actual	1,000.00	1,027.90	11.96	2.34
Hypothetical	1,000.00	1,013.41	11.88	2.34

Value Advantage Fund
Class A
Actual	1,000.00	1,128.40	6.71	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,125.40	9.38	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Select Class
Actual	1,000.00	1,129.80	5.37	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Institutional Class
Actual	1,000.00	1,130.90	4.03	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

106   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the Funds’ performance in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Fund from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   107

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund, and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. For Funds which had less than one full year of performance at the time of the review, the Trustees received and considered performance data since inception in a report prepared by Management and expense information in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment

108   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of their review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The Trustees also considered the special analysis by the independent consultant of the performance of the Funds with greater than one year of performance history. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Capital Growth Fund’s performance in the third, second and first quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Diversified Mid Cap Growth Fund’s performance in the third, fourth and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Diversified Mid Cap Value Fund’s performance in the third, fifth and fifth quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees noted that the Advisor had made a change to the Fund’s portfolio management team within the past twelve months and that the Fund had experienced improved performance since the change had been made. The Trustees discussed the performance of the Fund with Advisor and were satisfied with the action being taken.

The Trustees noted the Growth Advantage Fund’s performance in the third, second and fourth quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance of the Fund with the Advisor and were satisfied with the actions being taken.

The Trustees noted the Mid Cap Equity Fund’s performance in the third quintile for the one, three and five year periods and concluded that the performance was reasonable.

The Trustees noted the Mid Cap Value Fund’s performance in the fourth quintile for the one and three year periods, and that the independent consultant indicated that overall performance was satisfactory. The Trustees were satisfied with the Advisor’s analysis of the Fund strategy and investment processes. The Trustees requested the Advisor to similarly review the Fund with members of the Equity subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Multi-Cap Market Neutral Fund’s performance in the third quintile for the one year period, and concluded that the performance was considered reasonable.

The Trustees noted that the prospects for acceptable performance of the Value Advantage Fund appeared strong based on both the team and investment approach proposed for the Value Advantage Fund. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Equity subcommittee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Capital Growth Fund’s fee was considered reasonable recognizing that the net advisory fee and total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Diversified Mid Cap Growth Fund’s fee was considered reasonable recognizing that the net advisory fee was in the third quintile and the actual total expenses were in the first quintile of its Universe Group.

The Trustees noted that the Diversified Mid Cap Value Fund’s fee was considered reasonable recognizing that the net advisory fee was in the third quintile and the actual total expenses were in the second quintile of its Universe Group.

The Trustees noted that the Growth Advantage Fund’s fee was considered reasonable recognizing that the net advisory fee was in the first quintile and the total actual expenses were in the third quintile of its Universe Group.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   109

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

The Trustees noted that the Mid Cap Equity Fund’s fee was considered reasonable recognizing that the net advisory fee and total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the Mid Cap Value Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the Multi-Cap Market Neutral Fund’s fee was considered reasonable recognizing that the net advisory fee was in the third quintile and the total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the Value Advantage Fund’s fee was considered reasonable recognizing that the net advisory fee was in the first quintile and the total actual expenses were in the second quintile of its Universe Group.

110   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   111

THIS PAGE IS INTENTIONALLY LEFT BLANK

112   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   113

THIS PAGE IS INTENTIONALLY LEFT BLANK

114   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   115

THIS PAGE IS INTENTIONALLY LEFT BLANK

116   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion hereon.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by each Fund to the Advisor. A copy of the Funds’ voting record for the 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	SAN-MC-1206

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Mutual Fund Investment Trust

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 9, 2007

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

March 9, 2007